[CONFORMED
COPY]









            GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
                             Depositor


                         GOTTSCHALKS INC.
                             Servicer

                                and

                       BANKERS TRUST COMPANY
                              Trustee


                ___________________________________


                          AMENDMENT NO. 1
                                to
                  POOLING AND SERVICING AGREEMENT


                  Dated as of September 16, 1994


                ___________________________________


               GOTTSCHALKS CREDIT CARD MASTER TRUST

          AMENDMENT NO. 1 TO POOLING AND SERVICING AGREEMENT, dated as of
September 16, 1994 (this "Amendment"), among GOTTSCHALKS CREDIT
RECEIVABLES
CORPORATION, a Delaware corporation, as depositor (the
"Depositor"),
GOTTSCHALKS INC., a Delaware corporation, as servicer (the
"Servicer"), and
BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as trustee (the "Trustee").

                              RECITALS

          A. The Depositor, the Servicer and the Trustee have previously entered into that certain Pooling and Servicing Agreement, dated as of March
30, 1994 (as amended and supplemented, the "Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meaning given thereto in the Agreement), which provides, among other things, that the Depositor may from time to time direct the Trustee to authenticate and deliver, on behalf of the Trust established under the Agreement, one or more Series of Investor
Certificates representing fractional undivided interests in the Trust and in connection therewith to enter into Series Supplements with the Servicer and the Trustee to provide for the issuance, authentication and delivery of a
Series of Investor Certificates and to specify the Principal
Terms thereof.

          B.   Pursuant to the Series 1994-1 Supplement to
Pooling and
Servicing Agreement, dated as of March 30, 1994 (as amended and supplemented, the "Supplement"), among the Depositor, the Servicer and the Trustee, the
Depositor and the Trustee created, among other Certificates, a Class of
Investor Certificate known as the "Variable Base Class A-2 Credit
Card
Certificate, Series 1994-1" (the "Variable Base Certificate") and specified the Principal Terms thereof.

          C. Pursuant to the terms of the Section 6.02 of the Supplement, the Depositor desires to provide for the issuance of the Variable Base
Certificate and, in connection therewith, desires to amend the Agreement and amend and restate the Supplement on the terms and conditions set forth herein.

          NOW, THEREFORE, IT IS AGREED:

                              ARTICLE I
                       AMENDMENTS TO AGREEMENT

          Section 1.01.  Amendment to Section 1.01 of the
Agreement.  Upon the
effectiveness of this Amendment, the following defined term shall be added to
Section 1.01 of the Agreement immediately following the defined the Series Cut-
Off Date:

          '"Series Issuance Date" shall mean, with respect to any Series, the date specified as such in the related Supplement.'

          Section 1.02.  Revised Daily Report.  Upon the
effectiveness of this
Amendment, the form of Daily Report attached as Exhibit B to the Agreement shall be deleted and the form of Daily Report attached hereto as Exhibit B shall be substituted therefor.

                             ARTICLE II
               AMENDMENT AND RESTATEMENT OF SUPPLEMENT

          Section 2.01.  Amendments to Section 1.01 of the
Agreement.
Concurrently with the effectiveness of this Amendment, the parties hereto shall execute and deliver the Amended and Restated Series 1994-1 Supplement to Pooling and Servicing Agreement in the form attached hereto as Exhibit A (the "Restated
Supplement").

                             ARTICLE III
                   EFFECTIVENESS OF THIS AMENDMENT

          This Amendment shall become effective and the Agreement shall be amended as provided herein on the date on which each of the following documents shall have been executed and delivered and the following conditions have been satisfied (such date, the "Effective Date"):

          Section 3.01.  Execution of Amendment and Restated
Supplement.
Each of the Depositor, the Servicer and the Trustee shall have received a counterpart of this Amendment and the Restated Supplement duly executed and delivered by the other parties hereto.

          Section 3.02.  Consent to Amendment.  The current Fixed
Base
Certificateholders shall have indicated their acceptance of the terms of this
Amendment by executing and delivering to the Trustee a copy of their agreement and acceptance in the form set forth on the signature pages to this Amendment.

          Section 3.03.  Rating Agencies.  The Rating Agency
Condition shall
be satisfied after giving effect to effectiveness of this Amendment and the
Restated Supplement.

          Section 3.04.  Request to Authenticate.  The Trustee
shall have
received the written request of the Depositor to authenticate and deliver the
Variable Base Certificate pursuant to Section 6.02 of the
Supplement.

                             ARTICLE IV
                            MISCELLANEOUS

          Section 4.01. Full Force and Effect. Except as expressly modified by this Amendment, the Agreement shall each continue to be and remain in full force and effect in accordance with its terms. Any future reference to the
Agreement shall be deemed to be a reference to the Agreement as amended by this
Amendment.

          Section 4.02.  Counterparts.  This Amendment may be
executed in two
or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

          Section 4.03.  Governing Law.  THIS AMENDMENT SHALL BE
CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT
REFERENCE TO ITS
CONFLICTS OF LAW PROVISIONS.



            [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the Depositor, the Servicer and the
Trustee have
caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

                        GOTTSCHALKS CREDIT RECEIVABLES
                             CORPORATION, as Depositor


                        By: /s/ Alan A. Weinstein
                           Alan A. Weinstein
                           President


                        GOTTSCHALKS INC., as Servicer


                        By: /s/ Stephen J. Furst
                           Stephen J. Furst
                           President


                        BANKERS TRUST COMPANY, not in its
                             individual capacity but
                             solely as Trustee


                        By: /s/ Melissa J. Kaye
                           Melissa J. Kaye
                           Vice President

AGREED TO AND ACCEPTED
as of the date first
written above:


THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA



By: /s/ Kevin Lalor
   Kevin Lalor
   Vice President


UMBTRU AND CO.



By:__s/Steve Furst____________
   Name:_Steve Furst__________
   Title:___President_____________

EXHIBIT A




                     FORM OF RESTATED SUPPLEMENT












            GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
                             Depositor


                         GOTTSCHALKS INC.
                             Servicer

                                and

                       BANKERS TRUST COMPANY
                              Trustee


                ___________________________________


                       AMENDED AND RESTATED
                     SERIES 1994-1 SUPPLEMENT

                  Dated as of September 16, 1994

                                to

                  POOLING AND SERVICING AGREEMENT

                    Dated as of March 30, 1994


                ___________________________________


               GOTTSCHALKS CREDIT CARD MASTER TRUST
                           SERIES 1994-1

                          TABLE OF CONTENTS




Page



                              ARTICLE I
             Creation of the Series 1994-1 Certificates. . . . .
.  1

SECTION 1.01.  Designation . . . . . . . . . . . . . . . . . . .
.  1

                             ARTICLE II
                             Definitions . . . . . . . . . . . .
.  2

SECTION 2.01.  Definitions . . . . . . . . . . . . . . . . . . .
.  2

                             ARTICLE III
                            Servicing Fee. . . . . . . . . . . .
. 24

SECTION 3.01.  Servicing Compensation. . . . . . . . . . . . . .
. 24

                             ARTICLE IV
                  Rights of Certificateholders and
              Allocation and Application of Collections. . . . .
. 24

SECTION 4.01.  Allocations and Distributions . . . . . . . . . .
. 24
SECTION 4.02.  Monthly Interest; Unutilized
              Commitment Fee . . . . . . . . . . . . . . . . . .
. 42
SECTION 4.03.  Determination of Monthly Principal. . . . . . . .
. 45
SECTION 4.04.  Series Accounts . . . . . . . . . . . . . . . . .
. 46
SECTION 4.05.  Capitalized Interest Account. . . . . . . . . . .
. 48
SECTION 4.06.  Retained Amount Account . . . . . . . . . . . . .
. 48
SECTION 4.07.  Prepayment Account; Spread Account;
              Successor Servicer Account . . . . . . . . . . . .
. 52
SECTION 4.08.  Deficiency Amount . . . . . . . . . . . . . . . .
. 54
SECTION 4.09.  Investor Charge-Offs. . . . . . . . . . . . . . .
. 55

                              ARTICLE V
                    Distributions and Reports to
                         Certificateholders. . . . . . . . . . .
. 57

SECTION 5.01. Distributions. . . . . . . . . . . . . . . . . . .
. 57
SECTION 5.02. Reports and Statements to
              Certificateholders . . . . . . . . . . . . . . . .
. 57

                             ARTICLE VI
                          The Certificates . . . . . . . . . . .
. 58

SECTION 6.01. The Fixed Base Certificates. . . . . . . . . . . .
. 58
SECTION 6.02.  The Variable Base Certificate . . . . . . . . . .
. 58
SECTION 6.03. Transfer Restrictions. . . . . . . . . . . . . . .
. 60
SECTION 6.04. Prepayment of the VBC Invested Amount. . . . . . .
. 60
SECTION 6.05. The Subordinated Certificate . . . . . . . . . . .
. 61

                             ARTICLE VII
                      Early Amortization Events. . . . . . . . .
. 61

SECTION 7.01. Additional Early Amortization Events . . . . . . .
. 61
SECTION 7.02. Waiver . . . . . . . . . . . . . . . . . . . . . .
. 64

                            ARTICLE VIII
                         Optional Repurchase . . . . . . . . . .
. 64

SECTION 8.01. Optional Repurchase. . . . . . . . . . . . . . . .
. 64

                             ARTICLE IX
                         Final Distributions . . . . . . . . . .
. 65

SECTION 9.01. Final Distributions. . . . . . . . . . . . . . . .
. 65

                              ARTICLE X
                      Miscellaneous Provisions . . . . . . . . .
. 68

SECTION 10.01.     Ratification of Agreement; Amendment
              and Restatement of Existing Series
              Supplement . . . . . . . . . . . . . . . . . . . .
. 68
SECTION 10.02. Counterparts. . . . . . . . . . . . . . . . . . .
. 69
SECTION 10.03. GOVERNING LAW . . . . . . . . . . . . . . . . . .
. 69


                              EXHIBITS

EXHIBIT A-1   Form of Fixed Base Certificate
EXHIBIT A-2   Form of Variable Base Certificate
EXHIBIT A-3   Form of Subordinated Certificate
EXHIBIT B          Form of Monthly Distribution Statement
EXHIBIT C          Form of Representation Letter

                              SCHEDULES

SCHEDULE I    List of Accounts

         AMENDED AND RESTATED SERIES 1994-1 SUPPLEMENT dated as of
September 16, 1994 (the "Series Supplement"), among GOTTSCHALKS
CREDIT
RECEIVABLES CORPORATION, a Delaware corporation, as Depositor,
GOTTSCHALKS
INC., a Delaware corporation, as Servicer, and BANKERS TRUST
COMPANY, a New
York banking corporation, not in its individual capacity but solely as
Trustee, amending and restating the Series 1994-1 Supplement, dated as of
March 30, 1994 (as amended and supplemented, the "Existing Series Supplement"), among the Depositor, the Servicer and the Trustee.

                              RECITALS

         Section 6.03 of the Pooling and Servicing Agreement, dated as of
March 30, 1994 (as amended and supplemented, the "Agreement"), among the
Depositor, the Servicer and the Trustee, provides, among other things, that the Depositor may from time to time direct the Trustee to authenticate and deliver, on behalf of the Trust, one or more new Series of Investor
Certificates representing fractional undivided interests in the Trust and in connection therewith to enter into Series Supplements with the Servicer and the Trustee to provide for the issuance, authentication and delivery of a new
Series of Investor Certificates and to specify the Principal
Terms thereof.
Pursuant to this Series Supplement, the Depositor and the Trustee shall hereby create a new Series of Investor Certificates and specify the Principal Terms thereof.


ARTI  CLE I

                               Crea          tion of the Series
1994-1 Certificates

         SECTION 1.01. Designation. (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this
Series Supplement to be known as the "Gottschalks Credit Card
Master Trust,
Series 1994-1 Certificates". The Series 1994-1 Certificates will be issued in three certificated Classes, the first of which shall be known as the "7.35%
Fixed Base Class A-1 Credit Card Certificates, Series 1994-1"; the second of which shall be known as the "Variable Base Class A-2 Credit Card Certificate,
Series 1994-1"; and the third of which shall be known as the "Subordinated
Certificate, Series 1994-1".

         (b) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

ARTICLE II

                           Definitions


         SECTION 2.01.  Definitions.  (a)  Whenever used in this
Series
Supplement, the following words and phrases shall have the following meanings.

         "Accelerated Payment" shall mean, with respect to the Fixed Base
Certificates, any FBC Principal Collections that are paid to the Fixed Base
Certificateholders prior to the Expected Final Payment Date due to the commencement of the Early Amortization Period (a) on any date on or after
August 31, 1997 or (b) as a result of the occurrence of an Early
Amortization
Event of the type described in Sections 7.01(a), (c), (e), (f),
(g) or (j)
hereof caused directly or indirectly by (A) the imposition of a Block Period,
(B) the removal of Removed Accounts, (C) the issuance of a new Series and/or the willful breach by the Servicer (so long as the Servicer is Gottschalks) of its obligations under the Agreement and this Series Supplement.

         "Additional Discount Rate" shall mean, as of any Distribution
Date, the percentage (expressed as a decimal), calculated in accordance with the following formula:

              Y = ((A - B) x 0.229091)/(C x 12)

where:        Y =  the Additional Discount Rate (expressed as a
decimal);
              A =  the VBC Interest Rate determined as of the
Reset Date
                   immediately preceding such Distribution Date
                   (expressed as a decimal);
              B =  the Initial VBC Interest Rate (expressed as a
                   decimal); and
              C =  the weighted average monthly payment rate
(i.e., the
                   fraction, the numerator of which for a
Collection
                   Period is the Investor Principal Collections
received
                   during such Collection Period, and the
denominator of
                   which is the Required Series Pool Balance in
effect
                   during such Collection Period) for the three consecutive Collection Periods preceding such
Reset
                   Date (expressed as a decimal).

         "Additional Interest" shall mean with respect to any Distribution
Date, the sum of FBC Additional Interest, if any, and VBC
Additional Interest,
if any.

         "Additional Invested Amounts" shall have the meaning specified in
Section 6.02 hereof.

         "Advance Rate" shall mean 100% minus the Required
Subordination
Percentage.

         "Allocation Day" shall have the meaning specified in Section
4.01(b) hereof.

         "Assumed Period" shall mean, with respect to each Collection
Period in which the VBC Invested Amount is greater than zero or is expected to be greater than zero, the period from and including the first day of such
Collection Period to but excluding the first Distribution Date to occur thereafter.

         "Assumed VBC Invested Amount" shall mean, with respect to any
Assumed Period (a) occurring during the VBC Revolving Period, an amount equal to the VBC Invested Amount as of the Distribution Date immediately preceding the commencement of such Assumed Period, provided that if the Servicer has, by the commencement of such Assumed Period, received notice from the Depositor of its intent to (i) draw on the variable base facility evidenced by the Variable
Base Certificate, the VBC Invested Amount shall, for purposes of allocation only, be adjusted upward by the amount of such proposed draw or
(ii) prepay
the VBC Invested Amount, the VBC Invested Amount shall, for purposes of allocation only, be adjusted downward by the amount of such prepayment or (b) occurring during the VBC Controlled Amortization Period or the Early
Amortization Period, an amount equal to the VBC Invested Amount as of the
Distribution Date immediately preceding the commencement of such Assumed
Period.

         "Base Rate" shall mean, as of any date of determination, the sum of the weighted average of the FBC Interest Rate, the VBC
Interest Rate, a
zero percent interest rate applied to the Subordinated Invested
Amount and the
VBC Unutilized Commitment Fee as of such date plus the Senior
Servicing Fee
Rate per annum plus 1% per annum.

         "Calculation Agent" shall mean the Trustee or any other
Calculation Agent selected by the Depositor which is reasonably acceptable to the Trustee.

         "Capitalized Interest Account" shall have the meaning specified in
Section 4.04(a) hereof.

         "Certificates" shall mean, collectively, the Fixed Base
Certificates, the Variable Base Certificate and the Subordinated
Certificate.

         "Closing Date" shall mean March 30, 1994.

         "Controlled Amortization Period" shall mean, as the context may require, (a) the FBC Controlled Amortization Period, (b) the VBC
Controlled
Amortization Period or (c) the FBC Controlled Amortization Period and the VBC
Controlled Amortization Period.

         "Discounted Value" shall mean, with respect to any Accelerated
Payment, the amount obtained by discounting all Remaining Scheduled Payments with reference to such Accelerated Payment from their respective scheduled due dates to the Distribution Date on which such Accelerated Payment is to be paid in accordance with accepted financial practice and at a discount factor
(applied on a monthly basis) equal to the Reinvestment Yield with respect to such Accelerated Payment.

         "Early Amortization Event" shall mean for the Series
1994-1 any
Early Amortization Event specified in Section 9.01 of the
Agreement, together
with any additional Early Amortization Event specified in Section
7.01 hereof.

         "Exchangeable Holder's FBC Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Series Principal
FBC Collections and Series Principal SC (FBC Component)
Collections during the
FBC Revolving Period, or (b) the Fixed/Floating Allocation FBC Percentage, when used with respect to Series Principal FBC Collections and Series
Principal SC (FBC Component) Collections during the FBC
Controlled
Amortization Period and the Early Amortization Period, provided that in any case the Exchangeable Holder's FBC Percentage shall not be less than zero.

         "Exchangeable Holder's Percentage" shall mean 100% minus the
Floating Allocation Percentage, provided that in any case the Exchangeable
Holder's Percentage shall not be less than zero.

         "Exchangeable Holder's VBC Percentage" shall mean 100% minus (a) the Floating Allocation Percentage, when used with respect to Series Principal
VBC Collections and Series Principal SC (VBC Component)
Collections during the
VBC Revolving Period, or (b) the Fixed/Floating Allocation VBC Percentage, when used with respect to Series Principal VBC Collections and Series
Principal SC (VBC Component) Collections during the VBC
Controlled
Amortization Period and the Early Amortization Period, provided that in any case the Exchangeable Holder's VBC Percentage shall not be less than zero.

         "Expected Final Payment Date" shall mean the September
1999
Distribution Date.

         "FBC Additional Interest" shall have the meaning specified in
Section 4.02(a) hereof.

         "FBC Allocation Percentage" shall mean, with respect to any
Collection Period, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount as of the last day of the Preceding
Collection Period and the denominator of which is the Required
Series Pool
Balance as of such last day.

         "FBC Carryover Interest" shall mean, for any Collection Period, an amount equal to the sum of (a) the amount of any FBC Monthly Interest previously due but not distributed on the Fixed Base Certificates on a prior distribution date, (b) to the extent permitted under applicable law, the amount of any FBC Additional Interest to accrue during the Related Interest
Period and (c) the amount of any FBC Additional Interest previously due but not distributed on the Fixed Base Certificates on a prior Distribution Date.

         "FBC Component" shall mean, as of any time of determination, either (a) in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with
Section 4.04(e) hereof as representing the net balance of deposits made to the
Retained Amount Account pursuant to Sections 4.01(d)(i)(A)(2) and 4.01(d)(i)(B)(3) hereof less amounts withdrawn therefrom in accordance with
Section 4.06, or (b) in the case of the Spread Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with
Section 4.04(e) hereof as representing the net balance of deposits made to the
Spread Account pursuant to Section 4.01(c)(iv) hereof less amounts withdrawn therefrom in accordance with Section 4.07(b) hereof.

         "FBC Controlled Amortization Period" shall mean, unless the Early
Amortization Period shall have commenced prior thereto, the period commencing on the day immediately following the last day of the FBC Revolving Period, and ending upon the first to occur of (a) the commencement of the Early
Amortization Period, (b) the payment in full to the Fixed Base Certificateholders of the FBC Invested Amount and (c) the Series Termination
Date.

         "FBC Controlled Distribution Amount" shall mean, with respect to any Distribution Date occurring during the FBC Controlled Amortization Period, an amount equal to one-twelfth (1/12th) of the principal balance of the FBC
Invested Amount as of the September 1998 Distribution Date (after giving effect to any changes in the FBC Invested Amount occurring on or prior to such date).

         "FBC Deficiency Amount" shall have the meaning specified in
Section 4.08(a) hereof.

         "FBC Interest Rate" shall mean, with respect to any Interest
Period and the Fixed Base Certificates, a fixed interest rate per annum equal to 7.35%.

         "FBC Interest Shortfall" shall have the meaning specified in
Section 4.02(a) hereof.

         "FBC Invested Amount" shall mean, as of any date of determination, an amount equal to (a) the Initial FBC Invested Amount, minus,
(b) the amount
of principal payments made to the Fixed Base Certificateholders in respect of the FBC Invested Amount prior to such date, and minus, (c) the amount, if any, by which the aggregate amount of FBC Investor Charge-Offs exceed the FBC
Investor Charge-Offs reimbursed pursuant to Section 4.09(a) hereof prior to such date.

         "FBC Investor Charge-Offs" shall have the meaning specified in
Section 4.09(a) hereof.

         "FBC Investor Default Amount" shall mean, with respect to each
Distribution Date, an amount equal to the product of (a) the Investor Default
Amount for the Related Collection Period and (b) the FBC
Allocation Percentage
for such Related Collection Period.

         "FBC Investor Percentage" shall mean, with respect to any
Allocation Day, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount as of the preceding Business Day and the denominator of which is the Invested Amount as of such preceding Business Day.

         "FBC Monthly Interest" shall have the meaning specified in Section
4.02(a) hereof.

         "FBC Monthly Principal" shall have the meaning specified in
Section 4.03(a) hereof.

         "FBC Principal Allocation Percentage" shall mean, with respect to any Collection Period occurring (a) prior to the commencement of any
Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the FBC Invested Amount as of the last day of the Preceding Collection Period and the denominator of which is the Required Series Pool Balance as of such last day, or
(b) during
any Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the FBC
Invested Amount as of the last day of the FBC Revolving Period ended immediately prior to such Collection Period and the denominator of which is the Required Series Pool Balance as of such last day.

         "FBC Principal Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal FBC Collections for such day minus the amount of Series Principal FBC Collections distributed to the Holder of the
Exchangeable Certificate on such day in accordance with Section
4.01(b)(ii)
hereof.

         "FBC Revolving Period" shall mean the period beginning at the opening of business on the Cut-Off Date and ending on the earlier of (a) the last day of the Collection Period ending on August 31, 1998 and
(b) the close
of business on the Business Day immediately preceding the day on which the
Early Amortization Period commences.

         "Fixed Base Certificates" shall have the meaning specified in
Section 6.01 hereof.

         "Fixed Base Certificateholder" shall mean, with respect to any
Fixed Base Certificate on any date, the Person in whose name such Fixed Base
Certificate is registered on such date.

         "Fixed/Floating Allocation FBC Percentage" shall mean, with respect to any Collection Period during the FBC Controlled Amortization Period and the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required
Series Pool Balance as of the last day of the FBC Revolving Period and the denominator of which is the Series Pool Balance as of the last day of the immediately preceding Collection Period in respect of which the Fixed/Floating
Allocation FBC Percentage is being determined.

         "Fixed/Floating Allocation VBC Percentage" shall mean, with respect to any Collection Period during the VBC Controlled Amortization Period and the Early Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required
Series Pool Balance as of the last day of the VBC Revolving Period and the denominator of which is the Series Pool Balance as of the last day of the immediately preceding Collection Period in respect of which the Fixed/Floating
Allocation VBC Percentage is being determined.

         "Floating Allocation Percentage" shall mean, with respect to any
Collection Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Required Series Pool
Balance as of the last day of the immediately preceding Collection Period and the denominator of which is the Series Pool Balance as of such last day;
provided, however, that, with respect to the first Collection
Period, the
Floating Allocation Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the sum of the Initial FBC Invested Amount and the Initial Subordinated Invested Amount, and the denominator of which is the Series Pool Balance as of the Cut-Off Date.

         "Initial FBC Invested Amount" shall mean $40,000,000.

         "Initial Subordinated Invested Amount" shall mean
$7,619,048.

         "Initial VBC Interest Rate" shall mean the VBC Interest
Rate
applicable to the purchase of the initial Additional Invested
Amount.

         "Interest Period" shall mean, with respect to any Distribution
Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first
Distribution
Date, from and including the Closing Date) to but excluding such Distribution
Date.

         "Invested Amount" shall mean, as of any date, an amount equal to the sum of (a) the FBC Invested Amount as of such date and (b) the VBC
Invested Amount as of such date.

         "Investor Default Amount" shall mean, with respect to any
Determination Date, an amount equal to the product of (a) the Defaulted Amount for the Related Collection Period, (b) the Floating Allocation
Percentage for
the Related Collection Period and (c) the Series 1994-1
Allocation Percentage
for the Related Collection Period.

         "Investor Finance Charge Collections" shall mean, as of any
Allocation Day, the product of (a) the amount of Series Finance
Charge
Collections received since the beginning of the preceding
Business Day and (b)
the Floating Allocation Percentage for the then current
Collection Period.

         "Investor Investment Proceeds" shall mean, with respect to any
Determination Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Series Accounts, together with an amount equal to the Series Allocation Percentage of the interest and other investment earnings on funds held in the Collection Account credited as of such date to the Collection Account pursuant to Section 4.02 of the
Agreement.

         "Investor Principal Collections" shall mean, for any day or period, the sum of (a) the FBC Principal Collections, (b) the VBC Principal
Collections, (c) the Subordinated Principal (FBC Component)
Collections, and
(d) the Subordinated Principal (VBC Component) Collections, in each case, determined for such day or period, as the case may be.

         "LIBOR" shall mean, with respect to any Interest Period, the arithmetic mean (rounded upwards, if necessary, to the nearest one-sixteenth of a percent) of offered rates for deposits in United States dollars having a maturity of one month (the "Index Maturity") commencing on the first day of such Interest Period which appears on the Reuters Screen LIBO Page as of approximately 11:00 a.m., London time, on the related Reset Date. If fewer than two such quotations appear, LIBOR with respect to such Interest Period will be determined at approximately 11:00 a.m., London time, on such Reset
Date on the basis of the rate at which deposits in United States dollars having the Index Maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the
Calculation Agent and in a principal amount equal to an amount of not less than U.S. $500,000 and that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, LIBOR will be the arithmetic mean (rounded upwards as aforesaid) of such quotations. If fewer than two quotations are provided, LIBOR with respect to such Interest Period will be the arithmetic mean (rounded upwards as aforesaid) of the rates quoted at approximately 11:00 a.m., New York City time, on the applicable Reset Date by three major banks in
New York, New York selected by the Calculation Agent for loans in United
States dollars to leading European banks having the Index Maturity and in a principal amount equal to an amount of not less than U.S. $500,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable period will be LIBOR in effect for the previous period.

         "London Business Day" shall mean any day on which dealings in deposits in United States dollars are transacted in the London interbank market.

         "Make Whole Premium" shall mean, with respect to any Accelerated
Payment, the excess, if any, of the Discounted Value with respect to such
Accelerated Payment over such Accelerated Payment.  The Make
Whole Premium
shall never be less than zero.

         "Maximum Available VBC Invested Amount" shall mean, as of any
Distribution Date during the VBC Revolving Period, an amount equal to the lesser of (a) the difference between (i) the product of the Series Pool
Balance on such date and the Advance Rate on such date and (ii) the sum of the
FBC Invested Amount on such date (after giving effect to any changes therein on such Distribution Date) and the balance of the Retained Amount Account on such date, and (b) $15,000,000, provided that in no event shall the Maximum
Available VBC Invested Amount be less than zero.

         "Maximum Monthly Senior Servicing Fee" shall mean, as of any day during an Assumed Period, an amount equal to one-twelfth of the product of (a) the Senior Servicing Fee Rate and (b) the sum of the FBC Invested Amount for the current Collection Period, the Assumed VBC Invested Amount for the current
Collection Period and the Subordinated Invested Amount for the current
Collection Period.

         "Maximum Monthly Subordinated Servicing Fee" shall mean, as of any day during an Assumed Period, an amount equal to one-twelfth of the product of
(a) the Subordinated Servicing Fee Rate and (b) the sum of the FBC Invested
Amount for the current Collection Period, the Assumed VBC Invested Amount for the current Collection Period and the Subordinated Invested Amount for the current Collection Period.

         "Maximum VBC Interest Rate" shall mean a rate per annum equal to twelve percent (12%).

         "Maximum VBC Monthly Interest" shall mean, as of any day during an
Assumed Period, an amount equal to the product of (a) the Assumed
VBC Invested
Amount for the then current Collection Period, (b) the Maximum
VBC Interest
Rate and (c) a fraction, the numerator of which is the actual number of days contained in the Interest Period commencing immediately after such Assumed
Period, and the denominator of which is 360.

         "Maximum VBC Subordinated Invested Amount" shall mean, as of any date of determination, an amount equal to (a) $2,857,143, minus,
(b) the
amount, if any, by which the aggregate amount of Subordinated
Investor (VBC)
Charge-Offs exceeds the Subordinated Investor (VBC) Charge-Offs reimbursed pursuant to Sections 4.01(c)(vii)(B), 4.01(d)(iv)(A)(3) and 4.01(d)(iv)(B)(3)
hereof prior to such date, minus, (c) the amount of any reallocation of
Subordinated Principal (VBC Component) Collections made pursuant to Sections
4.01(d)(iv)(A)(1), 4.01(d)(iv)(B)(1) and 4.01(d)(iv)(C)(1) hereof prior to
such date, plus, (d) the amount of any reallocations made pursuant to Section
4.01(e)(iii)(B) prior to such date.

         "Maximum VBC Unutilized Commitment Fee" shall mean, as of any day during an Assumed Period, an amount equal to the product of (a) the difference between (i) $15,000,000 and (ii) the Assumed VBC Invested Amount for the then current Collection Period, (b) 3/8ths of 1% per annum (based on a year of 365 days or 366 days, as the case may be) and (c) a fraction, the numerator of which is the number of days in the Interest Period commencing immediately after such Assumed Period, and the denominator of which is the number of days in the then current calendar year.

         "Minimum Depositor Interest" shall mean, with respect to the
Series 1994-1, the Subordinated Invested Amount.

         "Monthly Senior Servicing Fee" shall mean, with respect to any
Distribution Date, five-sixths (5/6ths) of the Monthly Servicing
Fee for the
Related Collection Period.

         "Monthly Servicing Fee" shall have the meaning specified in
Section 3.01 hereof.

         "Monthly Subordinated Servicing Fee" shall mean, with respect to any Distribution Date, one-sixth (1/6th) of the Monthly Servicing
Fee for the
Related Collection Period.

         "Portfolio Yield" shall mean, with respect to any Collection
Period, the annualized percentage equivalent of a fraction (a) the numerator of which is the amount of Investor Finance Charge Collections allocated to the
Certificates during the Related Collection Period calculated on a cash basis, minus the Investor Default Amount with respect to such Collection Period and
(b) the denominator of which is the Required Series Pool Balance as of the last day of the Related Collection Period.

         "Preceding Collection Period" shall mean, with respect to any
Distribution Date, the Collection Period ended on the last day of the second calendar month preceding such date.

         "Prepayment Account" shall have the meaning specified in Section
4.04(a) hereof.

         "Prepayment Amount" shall have the meaning specified in Section
6.04 hereof.

         "Prepayment Date" shall have the meaning specified in
Section 6.04
hereof.

         "Prepayment Notice" shall have the meaning specified in Section
6.04 hereof.

         "Projected Make Whole Premium" shall mean, for purposes of allocating Investor Finance Charge Collections only during a Collection
Period, an assumed calculation of the Make Whole Premium calculated as of the first day of such Collection Period and assuming that (a) the Accelerated
Payment for such calculation is equal to the highest aggregate monthly FBC
Principal Collections during the three immediately preceding
Collection
Periods and (b) that the Reinvestment Yield is equivalent to the Reinvestment
Yield calculated as of such first day.

         "Reassignment Amount" shall mean, with respect to any Distribution
Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Invested Amount on such
Distribution Date, (b) accrued and unpaid interest on the unpaid principal balances of the Certificates (calculated on the basis of the outstanding principal balance of the Fixed Base Certificates and Variable Base Certificate at the FBC Interest Rate and VBC Interest Rate, respectively, through the day preceding such Distribution Date), and (c) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed on the Certificates on a prior Distribution Date.

         "Reinvestment Yield" shall mean, with respect to any Accelerated
Payment, the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. New York City time on the Business Day next preceding the Distribution
Date on which such Accelerated Payment is to be made, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal or closest to the Remaining Average Life of such Accelerated payment as of such Distribution Date, plus 0.5% per annum, or
(b) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant
Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day preceding the Distribution
Date on which such Accelerated Payment is to be made, in Federal
Reserve
Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Accelerated Payment as of such Distribution
Date, plus 0.5% per annum. Such implied yield shall be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between reported yields.

         "Related Collection Period" shall mean, with respect to any
Distribution Date, the Collection Period ended on the last day of the calendar month preceding such date.

         "Related Distribution Date" shall mean, with respect to any day during a Collection Period, the Distribution Date following the end of such
Collection Period.

         "Related Interest Period" shall mean, with respect to
(a) any
Distribution Date, the Interest Period ended on the preceding day, and (b) any
Collection Period, the Interest Period which commences during such Collection
Period.

         "Remaining Average Life" shall mean, with respect to the Fixed
Base Certificates at any time of determination after the commencement of the
Early Amortization Period, the number of years obtained by dividing the then
Remaining Dollar-Years of the Fixed Base Certificates by the FBC
Invested
Amount at such time. The term "Remaining Dollar-Years" means the amount obtained by (a) multiplying (i) the amount of each remaining payment with respect to the Fixed Base Certificates, assuming that such payments are made in the FBC Controlled Distribution Amounts (using the FBC Invested Amount at the time the Early Amortization Period commenced in order to calculate such
FBC Controlled Distribution Amounts) over the notional twelve month FBC
Controlled Amortization Period, by (ii) the number of years (calculated to the nearest one-twelfth) which will elapse between the date as of which the calculation is made and each Distribution Date during the notional FBC
Controlled Amortization Period and (b) totalling all the products obtained in clause (a).

         "Remaining Scheduled Payments" shall mean, with reference to any
Accelerated Payment, the sum of (a) all payments of interest thereon at the
FBC Interest Rate that would be due on or after the Distribution Date on which such Accelerated Payment is to be made if no payment of such Accelerated
Payment were made prior to the Expected Final Payment Date and
(b) the amount
of such Accelerated Payment.

         "Required Series Pool Balance" shall mean, as of any date of determination, the sum of (a) the Invested Amount on such date and (b) the
Subordinated Invested Amount on such date. Notwithstanding the foregoing, if the Depositor desires to cause a new Series of Investor Certificates to be issued pursuant to Section 6.03 of the Agreement at any time during the VBC
Revolving Period, for purposes of the Excess Balance Test only, "Required
Series Pool Balance" shall mean, as of any date of determination, the sum of
(a) the FBC Invested Amount on such date, (b) the Maximum
Available VBC
Invested Amount on such date and (c) the Subordinated Invested Amount on such date.

         "Required Subordination Percentage" shall mean sixteen percent
(16%).

         "Reset Date" shall mean the second London Business Day preceding the first day of each Interest Period.

         "Retained Amount Account" shall have the meaning specified in
Section 4.04(a) hereof.

         "Reuters Screen LIBO Page" shall mean the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

         "Senior Investor Default Holdback Amount" shall mean, with respect to (a) any Collection Period (other than the initial Collection Period), the product of (i) the greater of (A) the Investor Default Amount which the
Servicer reasonably anticipates for such Collection Period or (B) the product of (1) the highest default rate (i.e., a fraction, the numerator of which is the Defaulted Amount for a Collection Period, and the denominator of which is the aggregate Principal Receivables owned by the Trust as of the last day of such Collection Period (or, in the case of the first twelve Collection
Periods, owned by Gottschalks)) for any of the twelve consecutive
Collection
Periods preceding such Collection Period, (2) the aggregate amount of the
Principal Receivables owned by the Trust as of the first day of such
Collection Period, (3) the Series Allocation Percentage for the Series 1994-1 for such Collection Period, and (4) the Floating Allocation Percentage for such Collection Period, and (ii) a fraction the numerator of which is the
Invested Amount and the denominator of which is the Required
Series Pool
Balance, in each case, in effect for such Collection Period and
(b) the
initial Collection Period, $10,231.40.

         "Senior Servicing Fee Rate" shall mean, with respect to the
Certificates, two and one-half percent (2.5%).

         "Series Accounts" shall have the meaning specified in Section
4.04(a) hereof.

         "Series Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the Related Collection Period, and (b) the Series 1994-1
Allocation
Percentage for the Related Collection Period.

         "Series Finance Charge Collections" shall mean, with respect to the aggregate amount of Finance Charge Collections deposited in the Collection
Account on any date, that portion allocated to the Series 1994-1 in accordance with Section 4.04 of the Agreement.

         "Series Issuance Date" shall mean March 30, 1994.

         "Series 1994-1" shall mean the Series of Investor
Certificates and
the Subordinated Certificate created pursuant to this Series
Supplement.

         "Series 1994-1 Allocation Percentage" shall mean, for any
Collection Period, the Series Allocation Percentage for the
Series 1994-1 as
calculated for such Collection Period in accordance with the Agreement.

         "Series Pool Balance" shall mean, as of any date of determination, the product of (a) the Pool Balance as of such date and (b) the Series 1994-1
Allocation Percentage for such date.

         "Series Principal Collections" shall mean, with respect to the aggregate amount of Principal Collections received since the beginning of the preceding Business Day, that portion allocated to the Series
1994-1 in
accordance with Section 4.04 of the Agreement.

         "Series Principal FBC Collections" shall mean, for each Allocation
Day, an amount equal to the product of (a) the amount of the Series Principal
Collections received since the beginning of the preceding
Business Day and (b)
the FBC Principal Allocation Percentage in effect on such Allocation Day.

         "Series Principal SC Collections" shall mean, for each Allocation
Day, an amount equal to the product of (a) the amount of the Series Principal
Collections received since the beginning of the preceding Business Day and (b) the Subordinated Principal Allocation Percentage in effect on such Allocation
Day.

         "Series Principal SC (FBC Component) Collections" shall mean, for any Allocation Day occurring (a) prior to the commencement of any Controlled
Amortization Period or Early Amortization Period, the product of
(i) the
Series Principal SC Collections for such day and (ii) the FBC
Investor
Percentage as of such day, or (b) during any Controlled
Amortization Period or
Early Amortization Period, the product of (i) the Series
Principal SC
Collections for such day and (ii) the FBC Investor Percentage as of the last day of the Revolving Period ended immediately prior to such Allocation Day.

         "Series Principal SC (VBC Component) Collections" shall mean, for any Allocation Day occurring (a) prior to the commencement of any Controlled
Amortization Period or Early Amortization Period, the product of
(i) the
Series Principal SC Collections for such day and (ii) the VBC
Investor
Percentage as of such day, or (b) during any Controlled
Amortization Period or
Early Amortization Period, the product of (i) the Series
Principal SC
Collections for such day and (ii) the VBC Investor Percentage as of the last day of the Revolving Period ended immediately prior to such Allocation Day.

         "Series Principal VBC Collections" shall mean, for each Allocation
Day, an amount equal to the product of (a) the amount of the Series Principal
Collections received since the beginning of the preceding
Business Day and (b)
the VBC Principal Allocation Percentage in effect on such Allocation Day.

         "Series Termination Date" shall mean the March 2000
Distribution
Date.

         "Servicing Fee Rate" shall mean, with respect to the Certificates, three percent (3%).

         "Spread Account" shall have the meaning specified in Section
4.04(a) hereof.

         "Spread Requirement" shall mean, with respect to any Collection
Period commencing with the third full Collection Period, zero unless the
Portfolio Yield for the two preceding Collection Periods was less than 0.5% per annum in excess of the Base Rate for such preceding Collection Periods, in which case "Spread Requirement" shall mean the amount, if any, by which
(a) the sum, for the Preceding Collection Period, of the amounts, described in
Sections 4.01(c)(i) and 4.01(c)(ii) hereof exceeds (b) the amount on deposit in the Spread Account at the beginning of such Collection Period.

         "Standby Servicer" shall mean Bankers Trust Company or such other party as may be appointed by the Trustee to stand ready to act as a Successor
Servicer in the event that Gottschalks is removed as Servicer.

         "Subordinated Allocation Percentage" shall mean, with respect to any Collection Period, the percentage equivalent of a fraction the numerator of which is the Subordinated Invested Amount as of the last day of the
Preceding Collection Period and the denominator of which is the Required
Series Pool Balance as of such last day.

         "Subordinated Certificate" shall have the meaning specified in
Section 6.05 hereof.

         "Subordinated Component (FBC)" shall mean, as of any time of determination, in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections 4.01(d)(iii)(A)(4) and
4.01(d)(iii)(B)(4) hereof less amounts withdrawn therefrom in accordance with
Section 4.06.

         "Subordinated Component (VBC)" shall mean, as of any time of determination, in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with Section 4.04(e) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections 4.01(d)(iv)(A)(4) and
4.01(d)(iv)(B)(4) hereof less amounts withdrawn therefrom in accordance with
Section 4.06.

         "Subordinated Invested Amount" shall mean, as of any date of determination, the sum of the Subordinated Invested Amount (FBC
Component) and
the Subordinated Invested Amount (VBC Component), in each case, as of such date.

         "Subordinated Invested Amount (FBC Component)" shall mean, as of any date of determination, an amount equal to (a) the Initial Subordinated
Invested Amount, minus, (b) the amount, if any, by which the aggregate amount of Subordinated Investor (FBC) Charge-Offs exceeds the Subordinated Investor
(FBC) Charge-Offs reimbursed pursuant to Sections
4.01(c)(vii)(A),
4.01(d)(iii)(A)(3), 4.01(d)(iii)(B)(3) and 4.01(d)(iii)(C)(2)
hereof prior to
such date, minus, (c) the amount of any reallocation of Subordinated Principal
(FBC Component) Collections made pursuant to Sections
4.01(d)(iii)(A)(1),
4.01(d)(iii)(B)(1) and 4.01(d)(iii)(C)(1) hereof prior to such date, plus, (d) the amount of any reallocations made pursuant to Section 4.01(e)(iii)(A) prior to such date, and minus, (e) the amount of principal payments made to the holder of the Subordinated Certificate in respect of the Subordinated Invested
Amount (FBC Component) pursuant to Sections 4.01(d)(iii)(C)(3), 9.01(b)(ii)(C), 9.01(c)(ii)(C) and 9.01(d)(ii)(C) prior to such date, provided
that at no time shall the Subordinated Invested Amount (FBC Component) be less than zero.

         "Subordinated Invested Amount (VBC Component)" shall mean, as of any date of determination, an amount equal to (a) the product of
(i) a
fraction, the numerator of which is 16, and the denominator of which is 84 and
(ii) each Additional Invested Amount purchased by the Variable
Base
Certificateholder prior to such date, minus, (b) the product of
(i) a
fraction, the numerator of which is 16, and the denominator of which is 84 and
(ii) the amount of each reduction of the VBC Invested Amount made in accordance herewith, minus, (c) the amount, if any, by which the aggregate amount of Subordinated Investor (VBC) Charge-Offs exceeds the Subordinated
Investor (VBC) Charge-Offs reimbursed pursuant to Sections
4.01(c)(vii)(B),
4.01(d)(iv)(A)(3), 4.01(d)(iv)(B)(3) and 4.01(d)(iv)(C)(2) hereof prior to
such date, minus, (d) the amount of any reallocation of Subordinated Principal
(VBC Component) Collections made pursuant to Sections
4.01(d)(iv)(A)(1),
4.01(d)(iv)(B)(1) and 4.01(d)(iv)(C)(1) hereof prior to such date, plus, (e) the amount of any reallocations made pursuant to Section 4.01(e)(iii)(B) prior to such date, and minus, (f) the amount of principal payments made to the holder of the Subordinated Certificate in respect of the Subordinated Invested
Amount (VBC Component) pursuant to Sections 4.01(d)(iv)(C)(3),
9.01(b)(ii)(D),
9.01(c)(ii)(D) and 9.01(d)(ii)(D) prior to such date, provided that at no time shall the Subordinated Invested Amount (VBC Component) be less than zero or greater than the Maximum VBC Subordinated Invested Amount at such time.

         "Subordinated Investor Default Holdback Amount" shall mean, with respect to (a) any Collection Period (other than the initial Collection
Period), the product of (i) the greater of (A) the Investor Default Amount which the Servicer reasonably anticipates for such Collection Period or (B) the product of (1) the highest default rate (i.e., a fraction, the numerator of which is the Defaulted Amount for a Collection Period, and the denominator of which is the aggregate Principal Receivables owned by the Trust as of the last day of such Collection Period (or, in the case of the first twelve
Collection Periods, owned by Gottschalks)) for any of the twelve consecutive
Collection Periods preceding such Collection Period, (2) the aggregate amount of the Principal Receivables owned by the Trust as of the first day of such
Collection Period, (3) the Series Allocation Percentage for the Series 1994-1 for such Collection Period, and (4) the Floating Allocation Percentage for such Collection Period, and (ii) a fraction, the numerator of which is the
Subordinated Invested Amount and the denominator of which is the Required
Series Pool Balance, in each case, in effect for such Collection
Period and
(b) the initial Collection Period, $1,948.84.

         "Subordinated Investor (FBC) Charge-Offs" shall have the meaning specified in Section 4.09(c) hereof.

         "Subordinated Investor (VBC) Charge-Offs" shall have the meaning specified in Section 4.09(d) hereof.

         "Subordinated Principal Allocation Percentage" shall mean, with respect to any Collection Period occurring (a) prior to the commencement of any Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the
Subordinated Invested Amount as of the last day of the Preceding
Collection
Period and the denominator of which is the Required Series Pool Balance as of such last day, or (b) during any Controlled Amortization Period or the Early
Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Subordinated Invested Amount as of the last day of the Revolving
Period ended immediately prior to such Collection Period and the denominator of which is the Required Series Pool Balance as of such last day.

         "Subordinated Principal (FBC Component) Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal SC (FBC
Component) Collections for such day minus the amount of Series
Principal SC
(FBC Component) Collections distributed to the Holder of the Exchangeable
Certificate on such day in accordance with Section 4.01(b)(iv) hereof.

         "Subordinated Principal (VBC Component) Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal SC (VBC
Component) Collections for such day minus the amount of Series
Principal SC
(VBC Component) Collections distributed to the Holder of the Exchangeable
Certificate on such day in accordance with Section 4.01(b)(v) hereof.

         "Subordinated Reduction (FBC)" shall have the meaning specified in
Section 4.09(a) hereof.

         "Subordinated Reduction (VBC)" shall have the meaning specified in
Section 4.09(b) hereof.

         "Subordinated Servicing Fee Rate" shall mean, with respect to the
Certificates, one-half of one percent (0.5%).

         "Successor Servicer Account" shall have the meaning specified in
Section 4.04(a) hereof.

         "Variable Base Certificate" shall have the meaning specified in
Section 6.02 hereof.

         "Variable Base Certificateholder" shall mean, with respect to the
Variable Base Certificate on any date, the Person in whose name the Variable
Base Certificate is registered on such date.

         "VBC Additional Interest" shall have the meaning specified in
Section 4.02(b) hereof.

         "VBC Additional Unutilized Commitment Fee" shall have the meaning specified in Section 4.02(c) hereof.

         "VBC Allocation Percentage" shall mean, with respect to any
Collection Period, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount as of the last day of the Preceding
Collection Period and the denominator of which is the Required
Series Pool
Balance as of such last day.

         "VBC Carryover Interest" shall mean, for any Collection Period, an amount equal to the sum of (a) the amount of any VBC Monthly Interest previously due but not distributed on the Variable Base Certificate on a prior distribution date, (b) to the extent permitted under applicable law, the amount of any VBC Additional Interest to accrue during the Related Interest
Period and (c) the amount of any VBC Additional Interest previously due but not distributed on the Variable Base Certificate on a prior Distribution Date.

         "VBC Carryover Unutilized Commitment Fee" shall mean, for any
Collection Period, an amount equal to the sum of (a) the amount of any VBC
Unutilized Commitment Fee previously due but not distributed to the Holder of the Variable Base Certificate on a prior Distribution Date, (b) to the extent permitted under applicable law, the amount of any VBC Additional Unutilized
Commitment Fee to accrue during the Related Interest Period and
(c) the amount
of any VBC Additional Unutilized Commitment Fee due but not distributed to the
Holder of the Variable Base Certificate on a prior Distribution
Date.

         "VBC Component" shall mean, as of any time of determination, either (a) in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with
Section 4.04(e) hereof as representing the net balance of deposits made to the
Retained Amount Account pursuant to Sections 4.01(d)(ii)(A)(2) and
4.01(d)(ii)(B)(2) hereof less amounts withdrawn therefrom in accordance with
Section 4.06, or (b) in the case of the Spread Account, the amount set forth as of such time on the ledger maintained by the Trustee in accordance with
Section 4.04(e) hereof as representing the net balance of deposits made to the
Spread Account pursuant to Section 4.01(c)(iv) hereof less amounts withdrawn therefrom in accordance with Section 4.07(c) hereof.

         "VBC Controlled Amortization Period" shall mean, unless the Early
Amortization Period shall have commenced prior thereto, the period commencing on the day immediately following the last day of the VBC Revolving Period, and ending upon the first to occur of (a) the commencement of the Early
Amortization Period, (b) the payment in full to the Variable Base Certificateholder of the VBC Invested Amount and (c) the Series Termination
Date.

         "VBC Controlled Distribution Amount" shall mean, with respect to any Distribution Date occurring during the VBC Controlled Amortization Period,
(i) if the VBC Revolving Period ends on the last day of the Collection Period ending on October 31, 1996, an amount equal to one-sixth (1/6th) of the principal balance of the Variable Base Certificate as of the November 1996
Distribution Date (after giving effect to any changes in the VBC
Invested
Amount on such date) or (ii) if the VBC Revolving Period ends on the last day of the Collection Period ending on August 31, 1998, an amount equal to one-twelfth (1/12th) of the principal balance of the Variable Base Certificate as of the September 1998 Distribution Date (after giving effect to any changes in the VBC Invested Amount on such date).

         "VBC Deficiency Amount" shall have the meaning specified in
Section 4.08(b) hereof.

         "VBC Interest Rate" shall mean, with respect to any Interest
Period and the Variable Base Certificate, the lesser of (a) the interest rate for such Interest Period determined in accordance with the terms of the
Variable Base Certificate and (b) the Maximum VBC Interest Rate.

         "VBC Interest Shortfall" shall have the meaning specified in
Section 4.02(b) hereof.

         "VBC Invested Amount" shall mean, as of any date of determination, an amount equal to (a) $0, plus, (b) the aggregate principal amount of any
Additional Invested Amounts purchased by the Holder of the Variable Base
Certificate on or prior to such date, minus, (c) the amount of principal payments made to the Variable Base Certificateholder prior to such date, and minus, (d) the amount, if any, by which the aggregate amount of VBC Investor
Charge-Offs exceeds the VBC Investor Charge-Offs reimbursed pursuant to
Section 4.09(b) hereof prior to such date.

         "VBC Investor Charge-Offs" shall have the meaning specified in
Section 4.09(b) hereof.

         "VBC Investor Default Amount" shall mean, with respect to each
Distribution Date, an amount equal to the product of (a) the Investor Default
Amount for the Related Collection Period and (b) the VBC
Allocation Percentage
for such Related Collection Period.

         "VBC Investor Percentage" shall mean, with respect to any
Allocation Day, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount as of the preceding Business Day and the denominator of which is the Invested Amount of such preceding Business Day.

         "VBC Monthly Interest" shall have the meaning specified in Section
4.02(b) hereof.

         "VBC Monthly Principal" shall have the meaning specified in
Section 4.03(b) hereof.

         "VBC Principal Allocation Percentage" shall mean, with respect to any Collection Period occurring (a) prior to the commencement of any
Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the VBC Invested Amount as of the last day of the Preceding Collection Period and the denominator of which is the Required Series Pool Balance as of such last day, or
(b) during
any Controlled Amortization Period or Early Amortization Period, the percentage equivalent of a fraction, the numerator of which is the VBC
Invested Amount as of the last day of the Revolving Period ended immediately prior to such Collection Period and the denominator of which is the Required
Series Pool Balance as of such last day.

         "VBC Principal Collections" shall mean, for any Allocation Day, an amount equal to the Series Principal VBC Collections for such day minus the amount of Series Principal VBC Collections distributed to the Holder of the
Exchangeable Certificate on such day in accordance with Section
4.01(b)(iii)
hereof.

         "VBC Revolving Period" shall mean the period beginning at the opening of business on September 16, 1994 and ending on the earlier of (a) the last day of the Collection Period ending on October 31, 1996 or, if the
Variable Base Certificateholder has consented to a later date in accordance with Section 6.02(f) hereof, the last day of the Collection Period ending on
August 31, 1998 and (b) the close of business on the Business Day immediately preceding the day on which the Early Amortization Period commences.

         "VBC Unutilized Commitment Fee" shall mean, with respect to any
Distribution Date, either (a) during the VBC Revolving Period, an amount equal to the aggregate, for each day during the Related Interest Period (or, in the case of the first Distribution Date following the date on which the Variable
Base Certificate is authenticated by the Trustee and delivered to the Variable
Base Certificateholder, the period from and including the date of authentication and delivery to and including the day immediately preceding such Distribution Date), of the product of (i) the difference between
$15,000,000 and the VBC Invested Amount on such day, (ii) the per annum rate
(based on a year of 365 days or 366 days, as the case may be) set forth in the
Variable Base Certificate and (iii) a fraction, the numerator of which is the number of days in the Related Interest Period, and the denominator of which is the number of days in the then current calendar year or (b) during the VBC
Controlled Amortization Period or Early Amortization Period, zero.

         "VBC Unutilized Commitment Fee Shortfall" shall have the meaning specified in Section 4.02(c) hereof.

         (b) Notwithstanding anything to the contrary in this Series
Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Series Supplement or the Agreement with respect to the
Certificates, Duff & Phelps and Fitch.

         (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in this Section 2.01 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series
Supplement as a whole and not to any particular provision of this Series
Supplement; references to any Article, Section or Exhibit are references to
Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

         (e) References herein to "Collections received" shall be deemed to include Collections received and processed as to principal and finance charges and shall not include unprocessed Collections (i.e., Collections which have been received but for which the Servicer in the ordinary course of its business has not yet identified in its computer records the principal and finance charge components).


ARTICLE III


                           Servicing Fe                     e

         SECTION 3.01. Servicing Compensation. The monthly servicing fee hereunder (the "Monthly Servicing Fee") shall be payable to the Servicer, in arrears, on each Distribution Date occurring prior to the earlier of the first
Distribution Date following the Series Termination Date and the first
Distribution Date on which the Invested Amount and the Subordinated Invested
Amount are both zero, in an amount equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Required Series Pool Balance in effect during the Related Collection Period; provided, however, that with respect to the first Distribution Date, the Monthly Servicing Fee shall be equal to
$3,968.26.  In no event shall the Trust, the Trustee, the Fixed
Base
Certificateholders, the Variable Base Certificateholder or the
Holder of the
Subordinated Certificate be liable for any other servicing fee.
The Monthly
Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series
Supplement.

ARTI CLE IV

                               Righ               ts of
Certificateholders and
Allo           cation and Application of Collections

         SECTION 4.01.  Allocations and Distributions.

         (a)  General.  Series Finance Charge Collections, Series
Principal
Collections and Series Default Amounts, as they relate to the Certificates and the Exchangeable Certificate, shall be allocated and distributed as set forth in this Article IV. If an amount is to be allocated between, or paid to, the
Fixed Base Certificateholders and the Variable Base Certificateholder, and the amount in question is not sufficient to fully satisfy the Fixed Base
Certificateholders and the Variable Base Certificateholder, then, unless the context otherwise requires, such amount shall be allocated or paid to the
Fixed Base Certificateholders according to the FBC Investor Percentage then in effect and to the Variable Base Certificateholder according to the VBC
Investor Percentage then in effect.

         (b) Distribution of Collections to the Holder of the Exchangeable Certificate. At the beginning of each Business Day (an
"Allocation Day"), the Servicer shall cause the Trustee to withdraw from the
Collection Account and distribute to the Holder of the Exchangeable
Certificate (i) an amount equal to the product of (A) the Exchangeable
Holder's Percentage in effect on such day and (B) the amount of Series Finance
Charge Collections received since the beginning of the preceding
Business Day,
(ii) an amount equal to the product of (A) the Exchangeable
Holder's FBC
Percentage in effect on such day and (B) the amount of Series
Principal FBC
Collections received since the beginning of the preceding Business Day, (iii) an amount equal to the product of (A) the Exchangeable Holder's VBC Percentage in effect on such day and (B) the amount of Series Principal VBC Collections received since the beginning of the preceding Business Day, (iv) an amount equal to the product of (A) the Exchangeable Holder's FBC Percentage in effect on such day and (B) the amount of Series Principal SC (FBC Component)
Collections received since the beginning of the preceding
Business Day, and
(v) an amount equal to the product of (A) the Exchangeable
Holder's VBC
Percentage in effect on such day and (B) the amount of Series
Principal SC
(VBC Component) Collections received since the beginning of the preceding
Business Day. On each Distribution Date, the Servicer shall allocate to the
Holder of the Exchangeable Certificate an amount equal to the product of (x) the Exchangeable Holder's Percentage in effect on such date and
(y) the amount
of Series Default Amount for the Related Collection Period.

         (c) Allocation of Investor Finance Charge Collections. At the beginning of each Allocation Day, the Servicer shall allocate Investor Finance
Charge Collections received since the beginning of the preceding Business Day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

           (i) first, (1) if such Allocation Day falls within an Assumed
    Period, unless an amount equal to the Maximum Monthly Senior
Servicing
    Fee for the current Collection Period, plus any previously unpaid
    Monthly Senior Servicing Fee (but only with respect to the then current
    Servicer) is then on deposit in the Collection Account and allocated therefor, or (2) if such Allocation Day falls outside of an Assumed
    Period, unless an amount equal to the Monthly Senior
Servicing Fee for
    the current Interest Period, plus any previously unpaid
Monthly Senior
    Servicing Fee (but only with respect to the then current
Servicer) is
    then on deposit in the Collection Account and allocated therefor,
    Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection
Account until
    such amount is then on deposit;

          (ii) second, (1) if such Allocation Day falls within an Assumed
    Period, unless an amount equal to the sum of: (A) the FBC
Monthly
    Interest to accrue during the next succeeding Interest
Period, plus the
    amount of any FBC Carryover Interest for such Collection
Period, (B) an
    amount equal to the Maximum VBC Monthly Interest to accrue during the next succeeding Interest Period, plus the amount of any VBC
Carryover
    Interest for such Interest Period, and (C) during the VBC
Revolving
    Period only, an amount equal to the Maximum VBC Unutilized
Commitment
    Fee for the next succeeding Interest Period, plus the amount of any VBC
    Carryover Unutilized Commitment Fee for such Interest Period, is then on deposit in the Collection Account and allocated therefor, or
(2) if such
    Allocation Day falls outside of an Assumed Period, unless an amount equal to the sum of: (A) the FBC Monthly Interest to accrue during the current Interest Period, plus the amount of any FBC Carryover
Interest
    for such Collection Period, (B) an amount equal to the VBC
Monthly
    Interest to accrue during the current Interest Period, plus the amount of any VBC Carryover Interest for such Interest Period, and
(C) during
    the VBC Revolving Period only, an amount equal to the VBC
Unutilized
    Commitment Fee for the current Interest Period, plus the amount of any
    VBC Carryover Unutilized Commitment Fee for such Interest
Period, is
    then on deposit in the Collection Account and allocated therefor,
    Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection
Account until
    the respective amounts are then on deposit;

         (iii)     third, unless an amount equal to the Senior
Investor
    Default Holdback Amount for the current Collection Period is then on deposit in the Collection Account and allocated therefor, Investor
    Finance Charge Collections received since the beginning of the preceding
    Business Day shall be retained in the Collection Account until such amount is then on deposit;

          (iv) fourth, unless the amount then on deposit in the Spread
    Account is equal to the Spread Requirement on such Allocation
Day,
    Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection
Account in
    an amount equal to such insufficiency and shall be deposited in the
    Spread Account;

           (v)     fifth, unless an amount equal to the sum of
(A) all
    unreimbursed FBC Investor Charge-Offs as of such Allocation
Day have
    been reallocated as FBC Principal Collections and (B) all unreimbursed
    VBC Investor Charge-Offs as of such Allocation Day have been reallocated as VBC Principal Collections, Investor Finance Charge
Collections
    received since the beginning of the preceding Business Day shall be reallocated, respectively, as FBC Principal Collections and VBC
    Principal Collections until the amounts reallocated equal all unreimbursed FBC Investor Charge-Offs and unreimbursed VBC
Investor
    Charge-Offs; provided, however, that if the amount of Investor Finance
    Charge Collections remaining on any Allocation Day after making the allocations described in paragraphs (i) through (iv) immediately above is not sufficient to fully satisfy the reallocations required to be made pursuant to this paragraph (v) on such Allocation Day, such remaining
    Investor Finance Charge Collections shall be reallocated as follows: (x)
    an amount equal to the product of such remaining Investor
Finance Charge
    Collections and the FBC Investor Percentage shall be reallocated as FBC
    Principal Collections and applied to reimburse unreimbursed
FBC Investor
    Charge-Offs and (y) an amount equal to the product of such remaining
    Investor Finance Charge Collections and the VBC Investor
Percentage
    shall be reallocated as VBC Principal Collections and applied to reimburse unreimbursed VBC Charge-Offs;

          (vi)     sixth, unless an amount equal to the
Subordinated Investor
    Default Holdback Amount for the current Collection Period is then on deposit in the Collection Account and allocated therefor, Investor
    Finance Charge Collections deposited in the Collection
Account since the
    beginning of the Preceding Business Day shall be retained in the
    Collection Account until such amount is then on deposit;

         (vii) seventh, unless an amount equal to (A) all unreimbursed
    Subordinated Investor (FBC) Charge-Offs as of such Allocation
Day has
    been reallocated as Subordinated Principal (FBC Component)
Collections,
    a portion (based on the FBC Investor Percentage) of all Investor Finance
    Charge Collections received since the beginning of the preceding
    Business Day shall be reallocated as Subordinated Principal
(FBC
    Component) Collections; and (B) all unreimbursed Subordinated
Investor
    (VBC) Charge-Offs as of such Allocation Day has been reallocated as
    Subordinated Principal (VBC Component) Collections, a portion
(based on
    the VBC Investor Percentage) of all Investor Finance Charge
Collections
    received since the beginning of the preceding Business Day shall be reallocated as Subordinated Principal (VBC Component)
Collections;

             (viii)     eighth, if such Allocation Day falls
within an Early
    Amortization Period which commenced (1) on any date on or after August
    31, 1997 or (2) as a result of the occurrence of an Early
Amortization
    Event of the type described in Sections 7.01(a), (c), (e),
(f), (g) or
    (j) hereof caused directly or indirectly by (A) the imposition of a
    Block Period, (B) the removal of Removed Accounts, (C) the issuance of a new Series and/or the willful breach by the Servicer (so long as the
    Servicer is Gottschalks) of its obligations under the Agreement and this
    Series Supplement, then, unless an amount equal to the Projected Make
    Whole Premium for the Related Collection Period (together with any Make
    Whole Premium previously due but not paid on a prior
Distribution Date)
    is then on deposit in the Collection Account and allocated therefor,
    Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the Collection
Account until
    such amount is then on deposit and allocated therefor;

          (ix) ninth, unless (1) if such Allocation Day falls within an
    Assumed Period, an amount equal to the Maximum Monthly
Subordinated
    Servicing Fee for the current Interest Period, plus any previously unpaid Monthly Subordinated Servicing Fee (but only with respect to the then current Servicer) is then on deposit in the Collection
Account and
    allocated therefor, or (2) if such Allocation Day falls outside of an
    Assumed Period, an amount equal to the Monthly Subordinated
Servicing
    Fee for the current Interest Period, plus any previously unpaid Monthly
    Subordinated Servicing Fee (but only with respect to the current
    Servicer) is then on deposit in the Collection Account and allocated therefor, Investor Finance Charge Collections received since the beginning of the preceding Business Day shall be retained in the
    Collection Account until such amount is then on deposit; and

           (x)     tenth, the balance, if any, of the Investor
Finance Charge
    Collections received since the beginning of the preceding
Business Day
    (after making the allocations described in paragraphs (i) through (ix)
    above) shall, subject to Section 4.07(e) hereof, be distributed to the
    Depositor for application in accordance with the Receivables
Purchase
    Agreement.

         (d) Allocation of Principal Collections. (i) At the beginning of each Allocation Day, the Servicer shall allocate the FBC
Principal
Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

         (A)  if such Allocation Day occurs during the FBC
Revolving
Period:

         (1)  first, unless the amount retained in the Collection
Account
    pursuant to Section 4.01(d)(iii)(A)(2) hereof (as of the preceding
    Business Day), is equal to the amount of all unreimbursed FBC
Investor
    Charge-Offs, FBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC
    Investor Charge-Offs;

         (2) second, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, FBC
    Principal Collections received since the beginning of the preceding
    Business Day in an amount equal to the lesser of (x) the product of (1)
    the amount of such required deposit and (2) the FBC
Allocation
    Percentage for such Allocation Day, and (y) the amount of FBC
Principal
    Collections received since the beginning of the preceding
Business Day
    shall be withdrawn from the Collection Account and deposited in the
    Retained Amount Account; and

         (3)  third, the balance, if any, of FBC Principal
Collections
    received since the beginning of the preceding Business Day
(after making
    the allocations described in paragraphs (1) and (2) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase
Agreement; or

         (B)  if such Allocation Day occurs during the FBC
Controlled
Amortization Period:

         (1) first, unless an amount equal to the FBC Controlled Distribution Amount is then on deposit in the Collection
Account and
    allocated therefor, FBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the
    Collection Account until such amount is then on deposit;

         (2) second, unless the amount retained in the Collection Account pursuant to Section 4.01(d)(iii)(B)(2) hereof (as of the preceding
    Business Day), is equal to the amount of all unreimbursed FBC
Investor
    Charge-Offs, FBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC
    Investor Charge-Offs;

         (3) third, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, FBC
    Principal Collections received since the beginning of the preceding
    Business Day in an amount equal to the lesser of (x) the product of (1)
    the amount of such required deposit and (2) the FBC
Allocation
    Percentage for such Allocation Day, and (y) the amount of FBC
Principal
    Collections received since the beginning of the preceding
Business Day
    shall be withdrawn from the Collection Account and deposited in the
    Retained Amount Account; and

         (4)  fourth, the balance, if any, of FBC Principal
Collections
    received since the beginning of the preceding Business Day
(after making
    the allocations described in paragraphs (1), (2) and (3) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase
Agreement; or

         (C)  if such Allocation Day occurs during the Early
Amortization
Period:

         (1)  first, unless an amount equal to the FBC Invested
Amount is
    then on deposit in the Collection Account and allocated therefor, FBC
    Principal Collections received since the beginning of the preceding
    Business Day shall be retained in the Collection Account until such amount is then on deposit; and

         (2)  second, the balance, if any, of FBC Principal
Collections
    received since the beginning of the preceding Business Day
(after making
    the allocation described in paragraph (1) above) shall, subject to
    Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

         (ii) At the beginning of each Allocation Day, the Servicer shall allocate the VBC Principal Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

         (A)  if such Allocation Day occurs during the VBC
Revolving
Period:

         (1)  first, unless the amount retained in the Collection
Account
    pursuant to Section 4.01(d)(iv)(A)(2) hereof (as of the preceding
    Business Day), is equal to the amount of all unreimbursed VBC
Investor
    Charge-Offs, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC
    Investor Charge-Offs;

         (2) second, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, VBC
    Principal Collections received since the beginning of the preceding
    Business Day in an amount equal to the lesser of (x) the product of (1)
    the amount of such required deposit and (2) the VBC
Allocation
    Percentage for such Allocation Day, and (y) the amount of VBC
Principal
    Collections received since the beginning of the preceding
Business Day
    shall be withdrawn from the Collection Account and deposited in the
    Retained Amount Account;

         (3)  third, if the Servicer has received a Prepayment
Notice in
    accordance with Section 6.04 hereof, VBC Principal
Collections received
    since the beginning of the preceding Business Day shall be retained in the Collection Account until such time as the amount on deposit therein is equal to (1) the Prepayment Amount, or (2) if the Prepayment Date is
    a Distribution Date later than the second Distribution Date following the date on which such Prepayment Notice was received by the Servicer, the monthly amount set forth in the Prepayment Notice; and

         (4)  fourth, the balance, if any, of VBC Principal
Collections
    received since the beginning of the preceding Business Day
(after making
    the allocations described in paragraphs (1), (2) and (3) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase
Agreement; or

         (B)  if such Allocation Day occurs during the VBC
Controlled
Amortization Period:

         (1) first, unless an amount equal to the VBC Controlled Distribution Amount is then on deposit in the Collection
Account and
    allocated therefor, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the
    Collection Account until such amount is then on deposit;

         (2) second, unless the amount retained in the Collection Account pursuant to Section 4.01(d)(iv)(B)(2) hereof (as of the preceding
    Business Day), is equal to the amount of all unreimbursed VBC
Investor
    Charge-Offs, VBC Principal Collections received since the beginning of the preceding Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC
    Investor Charge-Offs;

         (3) third, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day, VBC
    Principal Collections received since the beginning of the preceding
    Business Day shall be withdrawn from the Collection Account in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit and (2) the VBC Allocation Percentage for such
    Allocation Day, and (y) the amount of VBC Principal
Collections received
    since the beginning of the preceding Business Day and deposited in the
    Retained Amount Account; and

         (4)  fourth, the balance, if any, of VBC Principal
Collections
    received since the beginning of the preceding Business Day
(after making
    the allocations described in paragraphs (1), (2) and (3) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase
Agreement; or

         (C)  if such Allocation Day occurs during the Early
Amortization
Period:

         (1)  first, unless an amount equal to the VBC Invested
Amount is
    then on deposit in the Collection Account and allocated therefor, VBC
    Principal Collections received since the beginning of the preceding
    Business Day shall be retained in the Collection Account until such amount is then on deposit; and

         (2)  second, the balance, if any, of VBC Principal
Collections
    received since the beginning of the preceding Business Day
(after making
    the allocation described in paragraph (1) above) shall, subject to
    Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

         (iii) At the beginning of each Allocation Day, the Servicer shall allocate the Subordinated Principal (FBC Component) Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

         (A)  if such Allocation Day occurs during the FBC
Revolving
Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (FBC Component) Collections will be reallocated
    as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the FBC Allocation Percentage for such Collection
Period,
    exceeds the product of (1) the amount allocated to the Senior
Investor
    Default Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the FBC
    Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed FBC Investor Charge-Offs is then on deposit in the
    Collection Account and allocated therefor, Subordinated
Principal (FBC
    Component) Collections received since the beginning of the preceding
    Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC
Investor
    Charge-Offs;

         (3) third, unless an amount equal to the amount of all unreimbursed Subordinated Investor (FBC) Charge-Offs is then on deposit
    in the Collection Account and allocated therefor, Subordinated Principal
    (FBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection
Account until
    the sum of such amounts equals the amount of all unreimbursed Subordinated Investor (FBC) Charge-Offs;

         (4) fourth, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day,
    Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the
    Subordinated Principal Allocation Percentage for such
Allocation Day and
    (3) the FBC Investor Percentage for such Allocation Day, and
(y) the
    amount of Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained
Amount
    Account; and

         (5)  fifth, the balance, if any, of Subordinated
Principal (FBC
    Component) Collections received since the beginning of the preceding
    Business Day (after making the allocations described in paragraphs (1),
    (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the
    Receivables Purchase Agreement; or

         (B)  if such Allocation Day occurs during the FBC
Controlled
Amortization Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (FBC Component) Collections will be reallocated
    as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the FBC Allocation Percentage for such Collection
Period,
    exceeds the product of (1) the amount allocated to the Senior
Investor
    Default Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the FBC
    Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed FBC Investor Charge-Offs is then on deposit in the
    Collection Account and allocated therefor, Subordinated
Principal (FBC
    Component) Collections received since the beginning of the preceding
    Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC
Investor
    Charge-Offs;

         (3) third, unless an amount equal to the amount of all unreimbursed Subordinated Investor (FBC) Charge-Offs is then on deposit
    in the Collection Account and allocated therefor, Subordinated Principal
    (FBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection
Account until
    the sum of such amounts equals the amount of all unreimbursed Subordinated Investor (FBC) Charge-Offs;

         (4) fourth, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day,
    Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the
    Collection Account in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated
    Principal Allocation Percentage for such Allocation Day and
(3) the FBC
    Investor Percentage for such Allocation Day, and (y) the amount of
    Subordinated Principal (FBC Component) Collections received since the beginning of the preceding Business Day, and deposited in the Retained
    Amount Account; and

         (5)  fifth, the balance, if any, of Subordinated
Principal (FBC
    Component) Collections received since the beginning of the preceding
    Business Day (after making the allocations described in paragraphs (1),
    (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the
    Receivables Purchase Agreement; or

         (C)  if such Allocation Day occurs during the Early
Amortization
Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (FBC Component) Collections will be reallocated
    as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the FBC Allocation Percentage for such Collection
Period,
    exceeds the product of (1) the amount allocated to the Senior
Investor
    Default Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the FBC
    Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed FBC Investor Charge-Offs is then on deposit in the
    Collection Account and allocated therefor, Subordinated
Principal (FBC
    Component) Collections received since the beginning of the preceding
    Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed FBC
Investor
    Charge-Offs; and

         (3)  third, the balance, if any, of Subordinated
Principal (FBC
    Component) Collections received since the beginning of the preceding
    Business Day (after making the allocations described in paragraphs (1)
    and (2) above) (1) so long as the Subordinated Invested
Amount (FBC
    Component) is greater than zero, shall, subject to Section
4.07(e)
    hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement, and (2) if the Subordinated
    Invested Amount (FBC Component) is zero, shall be distributed to the
    Depositor.

         (iv) At the beginning of each Allocation Day, the Servicer shall allocate the Subordinated Principal (VBC Component) Collections for such day as follows and in the following priorities (each priority to be satisfied daily before allocations are made to any subsequent priority):

         (A)  if such Allocation Day occurs during the VBC
Revolving
Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (VBC Component) Collections will be reallocated
    as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the VBC Allocation Percentage for such Collection
Period,
    exceeds the product of (1) the amount allocated to the Senior
Investor
    Default Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the VBC
    Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed VBC Investor Charge-Offs is then on deposit in the
    Collection Account and allocated therefor, Subordinated
Principal (VBC
    Component) Collections received since the beginning of the preceding
    Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC
Investor
    Charge-Offs;

         (3) third, unless an amount equal to the amount of all unreimbursed Subordinated Investor (VBC) Charge-Offs is then on deposit
    in the Collection Account and allocated therefor, Subordinated Principal
    (VBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection
Account until
    the sum of such amounts equals the amount of all unreimbursed Subordinated Investor (VBC) Charge-Offs;

         (4) fourth, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day,
    Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the
    Subordinated Principal Allocation Percentage for such
Allocation Day and
    (3) the VBC Investor Percentage for such Allocation Day, and
(y) the
    amount of Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the Collection Account and deposited in the Retained
Amount
    Account; and

         (5)  fifth, the balance, if any, of Subordinated
Principal (VBC
    Component) Collections received since the beginning of the preceding
    Business Day (after making the allocations described in paragraphs (1),
    (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the
    Receivables Purchase Agreement; or

         (B)  if such Allocation Day occurs during the VBC
Controlled
Amortization Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (VBC Component) Collections will be reallocated
    as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the VBC Allocation Percentage for such Collection
Period,
    exceeds the product of (1) the amount allocated to the Senior
Investor
    Default Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the VBC
    Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed VBC Investor Charge-Offs is then on deposit in the
    Collection Account and allocated therefor, Subordinated
Principal (VBC
    Component) Collections received since the beginning of the preceding
    Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC
Investor
    Charge-Offs;

         (3) third, unless an amount equal to the amount of all unreimbursed Subordinated Investor (VBC) Charge-Offs is then on deposit
    in the Collection Account and allocated therefor, Subordinated Principal
    (VBC Component) Collections received since the beginning of the preceding Business Day shall be retained in the Collection
Account until
    the sum of such amounts equals the amount of all unreimbursed Subordinated Investor (VBC) Charge-Offs;

         (4) fourth, if pursuant to Section 4.06(a) hereof an amount is required to be deposited in the Retained Amount Account on such day,
    Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day shall be withdrawn from the
    Collection Account in an amount equal to the lesser of (x) the product of (1) the amount of such required deposit, (2) the Subordinated
    Principal Allocation Percentage for such Allocation Day and
(3) the VBC
    Investor Percentage for such Allocation Day, and (y) the amount of
    Subordinated Principal (VBC Component) Collections received since the beginning of the preceding Business Day, and deposited in the Retained
    Amount Account; and

         (5)  fifth, the balance, if any, of Subordinated
Principal (VBC
    Component) Collections received since the beginning of the preceding
    Business Day (after making the allocations described in paragraphs (1),
    (2), (3) and (4) above) shall, subject to Section 4.07(e) hereof, be distributed to the Depositor for application in accordance with the
    Receivables Purchase Agreement; or

         (C)  if such Allocation Day occurs during the Early
Amortization
Period:

         (1) first, on the last day of each Collection Period, Subordinated Principal (VBC Component) Collections will be reallocated
    as Investor Finance Charge Collections in the amount by which the product of (x) the Investor Default Amount for such Collection Period and (y) the VBC Allocation Percentage for such Collection
Period,
    exceeds the product of (1) the amount allocated to the Senior
Investor
    Default Holdback Amount pursuant to Section 4.01(c)(iii) and
(2) the VBC
    Investor Percentage for such day;

         (2) second, unless an amount equal to the amount of all unreimbursed VBC Investor Charge-Offs is then on deposit in the
    Collection Account and allocated therefor, Subordinated
Principal (VBC
    Component) Collections received since the beginning of the preceding
    Business Day shall be retained in the Collection Account until the sum of such amounts equals the amount of all unreimbursed VBC
Investor
    Charge-Offs; and

         (3)  third, the balance, if any, of Subordinated
Principal (VBC
    Component) Collections received since the beginning of the preceding
    Business Day (after making the allocations described in paragraphs (1)
    and (2) above) (1) so long as the Subordinated Invested
Amount (VBC
    Component) is greater than zero, shall, subject to Section
4.07(e)
    hereof, be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement, and (2) if the Subordinated
    Invested Amount (VBC Component) is zero, shall be distributed to the
    Depositor.

         (e) Investor Default Holdback Amounts. On the first day of each
Collection Period (other than in the case of the first Collection
Period), the
Servicer shall direct the Trustee to apply the Senior Investor
Default
Holdback Amount retained in the Collection Account during the Preceding
Collection Period as follows:

         (i) an amount equal to the lesser of (A) the product of the
    Senior Investor Default Holdback Amount for the Preceding
Collection
    Period and the FBC Investor Percentage in effect for such Preceding
    Collection Period and (B) the product of the Investor Default
Amount for
    the Preceding Collection Period and the FBC Allocation
Percentage in
    effect for such Preceding Collection Period, shall be reallocated as FBC
    Principal Collections;

         (ii) an amount equal to the lesser of (A) the product of the
    Senior Investor Default Holdback Amount for the Preceding
Collection
    Period and the VBC Investor Percentage in effect for such Preceding
    Collection Period and (B) the product of the Investor Default
Amount for
    the Preceding Collection Period and the VBC Allocation
Percentage in
    effect for such Preceding Collection Period, shall be reallocated as VBC
    Principal Collections; and

         (iii) if any of the Senior Investor Default Holdback
Amount for
    the Preceding Collection Period remains in the Collection
Account after
    making the reallocations described in paragraphs (i) and (ii) above, (A)
    a portion of such remaining amount (equal to the product of such amount and the FBC Investor Percentage on such first day) shall be reallocated as Subordinated Principal (FBC Component) Collections and shall result in a corresponding reinstatement of the Subordinated Invested
Amount
    (FBC Component) (to the extent that any reduction has previously been made to such amount); and (B) a portion of such remaining amount (equal to the product of such amount and the VBC Investor Percentage on such first day) shall be reallocated as Subordinated Principal
(VBC
    Component) Collections and shall result in a corresponding reinstatement of the Subordinated Invested Amount (VBC Component) (to the extent that any reduction has previously been made to such amount);

         (iv) an amount equal to (A) the lesser of (1) the product of (x)
    the Subordinated Investor Default Holdback Amount for the
Preceding
    Collection Period and (y) the FBC Investor Percentage as of such first day, and (2) the product of (x) the Investor Default Amount for the
    Preceding Collection Period, (y) the Subordinated Allocation
Percentage
    in effect for the Preceding Collection Period and (z) the FBC
Investor
    Percentage as of such first day shall be reallocated as Subordinated
    Principal (FBC Component) Collections, and (B) the lesser of
(1) the
    product of (x) the Subordinated Investor Default Holdback
Amount for the
    Preceding Collection Period and (y) the VBC Investor
Percentage as of
    such first day, and (2) the product of (x) the Investor
Default Amount
    for the Preceding Collection Period, (y) the Subordinated
Allocation
    Percentage in effect for the Preceding Collection Period and
(z) the VBC
    Investor Percentage as of such first day shall be reallocated as
    Subordinated Principal (VBC Component) Collections; and

         (v)  if any of the Subordinated Investor Default
Holdback Amount
    for the Preceding Collection Period remains in the Collection
Account
    after making the reallocations described in paragraph (iv) above, such remaining amount shall be distributed to the Depositor for application in accordance with the Receivables Purchase Agreement.

         (f)  Distributions.  (i)  On or before each
Determination Date,
the Servicer shall provide written directions to the Trustee directing the
Trustee to distribute to the Fixed Base Certificateholders on the following
Distribution Date from amounts on deposit in the Collection
Account:

         (A)  if such Determination Date occurs during the FBC
Revolving
    Period: (1) an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection
Period in
    respect of the Fixed Base Certificates pursuant to Section
4.01(c)(ii)
    and (2) an amount equal to the lesser of the Projected Make
Whole
    Premium for the Related Collection Period and the Make Whole
Premium
    calculated as of such Determination Date; or

         (B)  if such Determination Date occurs during the FBC
Controlled
    Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
Collection Period
    in respect of the Fixed Rate Certificates pursuant to Sections
    4.01(c)(ii) and 4.01(d)(i)(B)(1); or

         (C)  if such Determination Date occurs during the Early
    Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
Collection Period
    in respect of the Fixed Rate Certificates pursuant to Sections
    4.01(c)(ii) and 4.01(d)(i)(C)(1);

        (ii) On or before each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Variable Base Certificateholder on the following
Distribution Date from
amounts on deposit in the Collection Account:

         (A)  if such Determination Date occurs during the VBC
Revolving
    Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period in respect of the Variable Base Certificate pursuant to Section
4.01(c)(ii); or

         (B)  if such Determination Date occurs during the VBC
Controlled
    Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
Collection Period
    in respect of the Variable Base Certificate pursuant to Sections
    4.01(c)(ii) and 4.01(d)(ii)(B)(1); or

         (C)  if such Determination Date occurs during the Early
    Amortization Period, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related
Collection Period
    in respect of the Variable Base Certificate pursuant to Sections
    4.01(c)(ii) and 4.01(d)(ii)(C)(1); and

       (iii) On or before each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Servicer on the following Distribution Date from amounts on deposit in the Collection Account, an amount equal to the sum of the amounts, if any, retained in the Collection Account during the Related Collection Period pursuant to Sections 4.01(c)(i) and 4.01(c)(ix); provided, however, so long as
Gottschalks is the Servicer, the Trustee shall first deduct from any amount payable to the Servicer pursuant to this paragraph (iii) an amount equal to
$8,000 (plus any prior payments of such amount which remain unpaid) as payment for the fees of the Standby Servicer.

        (iv) On each Distribution Date, the Servicer shall provide written instructions to the Trustee directing the Trustee to distribute all amounts retained in the Collection Account pursuant to Section 4.01(c) and Section
4.01(d) and not required for any other purpose to the Depositor for application in accordance with the Receivables Purchase Agreement.

         (g) Other Amounts. The withdrawals to be made from the Collection Account pursuant to this Section 4.01 do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificates pursuant to Section 2.03 of the
Agreement, payment of the purchase price for Additional Invested Amounts pursuant to Section 6.02 hereof, payment of any Make Whole Premium pursuant to
Section 4.01(f) hereof and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.02 or Section 12.02 of the Agreement.

         SECTION 4.02.  Monthly Interest; Unutilized Commitment
Fee.  (a)
FBC Monthly Interest. The amount of monthly interest ("FBC Monthly Interest") distributable from the Collection Account (or, in the case of the first
Distribution Date, from the Capitalized Interest Account) with respect to the
Fixed Base Certificates on any Distribution Date shall be an amount equal to one-twelfth (1/12th) of the product of (i) the FBC Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to all repayments of the FBC Invested Amount, if any, on the preceding
Distribution Date), and (ii) the FBC Interest Rate; provided that in the case of the initial Interest Period the FBC Monthly Interest shall be $122,500. On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any, of (x) the sum of FBC Monthly Interest for the
Related Interest Period plus the amount, if any, of the FBC Interest Shortfall which was due but not paid on the prior Distribution Date over
(y) the amount
which will be available to be distributed to the Holders of the Fixed Base
Certificates on such Distribution Date in respect thereof pursuant to this
Series Supplement (such excess, the "FBC Interest Shortfall").
If, on any
Distribution Date, the FBC Interest Shortfall is greater than zero, then an additional amount ("FBC Additional Interest") shall be payable as provided herein with respect to Fixed Base Certificates on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the FBC Interest Shortfall is paid to the Holders of the Fixed Base
Certificates, in an amount equal to one-twelfth of the product of
(i) such FBC
Interest Shortfall (or the portion thereof which has not previously been paid to Fixed Base Certificateholders) and (ii) the FBC Interest Rate.

Notwithstanding anything to the contrary herein, FBC Additional
Interest shall
be paid or distributed on Fixed Base Certificates only to the extent permitted by applicable law.

         (b) VBC Monthly Interest. The amount of monthly interest ("VBC
Monthly Interest") distributable from the Collection Account with respect to the Variable Base Certificate on any Distribution Date shall be an amount equal to the product of (i) the VBC Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to all repayments of, or increases to, the VBC Invested Amount, if any, on the preceding Distribution Date), (ii) the VBC Interest Rate in effect for the
Related Interest Period and (iii) a fraction, the numerator of which is the actual number of days elapsed in the Related Interest Period, and the denominator of which is 360. On the Determination Date preceding each
Distribution Date, the Servicer shall determine the excess, if any, of (x) the sum of the VBC Monthly Interest for the Interest Period applicable to such
Distribution Date plus the amount, if any, of the VBC Interest Shortfall which was due but not paid on the prior Distribution Date over (y) the amount which will be available to be distributed to the Holder of the Variable Base
Certificate on such Distribution Date in respect thereof pursuant to this
Series Supplement (such excess, the "VBC Interest Shortfall").
If, on any
Distribution Date, the VBC Interest Shortfall is greater than zero, then an additional amount ("VBC Additional Interest") shall be payable as provided herein with respect to the Variable Base Certificate on each Distribution Date following such Distribution Date, to but excluding the Distribution Date on which the VBC Interest Shortfall is paid to the Holder of the Variable Base
Certificate, in an amount equal to the product of (i) such VBC
Interest
Shortfall (or the portion thereof which has not previously been paid to the
Variable Base Certificateholder), (ii) the VBC Interest Rate in effect for the
Related Interest Period, and (iii) a fraction, the numerator of which is the actual number of days elapsed in the Related Interest Period, and the denominator of which is 360. Notwithstanding anything to the contrary herein,
VBC Additional Interest shall be paid or distributed on the Variable Base
Certificate only to the extent permitted by applicable law.

         (c)  VBC Unutilized Commitment Fee.  On the
Determination Date
preceding each Distribution Date, the Servicer shall determine the excess, if any, of (i) the sum of the VBC Unutilized Commitment Fee for the Interest
Period applicable to such Distribution Date plus the amount, if any, of the
VBC Unutilized Commitment Fee Shortfall which was due but not paid on the prior Distribution Date over (ii) the amount which will be available to be distributed to the Holder of the Variable Base Certificate on such
Distribution Date in respect thereof pursuant to this Series Supplement (such excess, the "VBC Unutilized Commitment Fee Shortfall"). If, on any
Distribution Date, the VBC Unutilized Commitment Fee Shortfall is greater than zero, then an additional amount ("VBC Additional Unutilized Commitment Fee") shall be payable as provided herein for the VBC Unutilized Commitment Fee on each Distribution Date following such Distribution Date, to but excluding the
Distribution Date on which the VBC Unutilized Commitment Fee Shortfall is paid to the Holder of the Variable Base Certificate, in an amount equal to the product of (i) such VBC Unutilized Commitment Fee Shortfall (or the portion thereof which has not previously been paid to the Variable Base Certificateholder), (ii) the unutilized commitment fee rate (based on a year of 365 days or 366 days, as the case may be) set forth in the Variable Base
Certificate, and (iii) a fraction, the numerator of which is the number of days in the Related Interest Period, and the denominator of which is the number of days in the then current calendar year.
Notwithstanding anything to
the contrary herein, VBC Additional Unutilized Commitment Fee shall be paid or distributed on the Variable Base Certificate only to the extent permitted by applicable law.

         (d)  Adjustment of Discount Rate.  (i)  On each Reset
Date, the
Servicer shall calculate the Additional Discount Rate and, if such rate is positive, cause the Depositor to increase the Discount Rate by the amount of the Additional Discount Rate calculated on such Reset Date; provided, however, that any such increase shall be made in accordance with, and subject to the limitations of, Section 2.07 of the Agreement. If the Additional Discount
Rate so calculated is negative, the Servicer shall cause the Depositor to reduce the Discount Rate by such rate; provided, however, that any such reduction shall be made in accordance with, and subject to the limitations of,
Section 2.07 of the Agreement; and provided further, however, that such reduction shall not cause the Discount Rate to be less than the Discount Rate at the time the Initial VBC Interest Rate was established.

         (ii) If the average of the Portfolio Yield for any three consecutive Collection Periods is reduced to a rate which is less than one-half of one percent (0.5%) in excess of the Base Rate, the Depositor shall, subject to compliance with Section 2.07 of the Agreement, increase the
Discount Rate in accordance with the Agreement by an amount estimated to cause the Portfolio Yield to increase on an annualized basis in future Collection
Periods by at least one percent (1%).

         SECTION 4.03.  Determination of Monthly Principal.  (a)
(i) FBC
Monthly Principal. The amount of monthly principal ("FBC Monthly Principal") distributable from the Collection Account with respect to the Fixed Base
Certificates on each Distribution Date during the FBC Revolving Period shall be zero.

               (ii)     The amount of FBC Monthly Principal
distributable from
the Collection Account with respect to the Fixed Base
Certificates on each
Distribution Date during the FBC Controlled Amortization Period or the Early
Amortization Period shall be equal to the FBC Principal
Collections (including
Investor Finance Charge Collections reallocated as FBC Principal Collections) on deposit in the Collection Account on such Distribution Date; provided, however, that the amount of FBC Monthly Principal distributable to the Holders of the Fixed Base Certificates on any Distribution Date during the FBC
Controlled Amortization Period or Early Amortization Period, as the case may, shall in no event exceed the FBC Invested Amount in effect on the Business Day preceding such Distribution Date.

         (b)(i) VBC Monthly Principal. The amount of monthly principal
("VBC Monthly Principal") distributable from the Collection Account with respect to the Variable Base Certificate on each Distribution Date during the
VBC Revolving Period shall, except as provided in Section 4.07 hereof, be zero.

               (ii)     The amount of VBC Monthly Principal
distributable from
the Collection Account with respect to the Variable Base
Certificate on each
Distribution Date during the VBC Controlled Amortization Period or the Early
Amortization Period shall be equal to the VBC Principal
Collections (including
Investor Finance Charge Collections reallocated as VBC Principal Collections) on deposit in the Collection Account on such Distribution Date; provided, however, that the amount of VBC Monthly Principal distributable to the Holder of the Variable Base Certificate on any Distribution Date during the VBC
Controlled Amortization Period or Early Amortization Period, as the case may, shall in no event exceed the VBC Invested Amount in effect on the Business Day preceding such Distribution Date.

         SECTION 4.04.  Series Accounts.  (a)  The Servicer, for
the
benefit of the Certificateholders, shall establish and maintain in the name of
the Trustee, on behalf of the Trust, (i) an Eligible Deposit
Account (the
"Capitalized Interest Account"), which shall be identified as the
"Capitalized
Account for Gottschalks Credit Card Master Trust, Series 1994-1",
(ii) an
Eligible Deposit Account (the "Retained Amount Account"), which shall be
identified as the "Retained Amount Account for Gottschalks Credit
Card Master
Trust, Series 1994-1", (iii) an Eligible Deposit Account (the
"Prepayment
Account"), which shall be identified as the "Prepayment Account for
Gottschalks Credit Card Master Trust, Series 1994-1", (iv) an
Eligible Deposit
Account (the "Spread Account"), which shall be identified as the
"Spread
Account for Gottschalks Credit Card Master Trust, Series 1994-1",
and (v) an
Eligible Deposit Account (the "Successor Servicer Account"),
which shall be
identified as the "Successor Servicer Account for Gottschalks
Credit Card
Master Trust, Series 1994-1".   Each of the Capitalized Interest
Account, the
Retained Amount Account, the Prepayment Account and the Spread Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. The Successor Servicer
Account shall be held for the exclusive benefit of potential
Successor
Servicers.  The Capitalized Interest Account, the Retained Amount
Account, the
Prepayment Account, the Spread Account and the Successor Servicer Account are referred to herein individually as a "Series Account" and collectively as
"Series Accounts."

         (b) At the written direction of the Servicer, funds on deposit in any Series Account shall be invested by the Trustee in Eligible Investments selected by the Servicer that will mature no later than the date on which such funds are expected to be withdrawn from such Series Account. All such
Eligible Investments shall be held by the Trustee for the benefit of the
Certificateholders. All interest and other investment earnings (net of losses and investment expenses) of funds on deposit in the Series Accounts shall be deposited in the Collection Account as Finance Charge Collections.

         (c) The Capitalized Interest Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section
4.05 hereof. The Retained Amount Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section
4.06(g) or (h) hereof. The Prepayment Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section
4.07(a) hereof. The Spread Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.07(d) hereof.
The Successor Servicer Account shall be maintained until all amounts on deposit therein have been applied in accordance with Section 4.07(e) hereof.

         (d) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Series Accounts and in all proceeds thereof. Each Series
Account shall be under the sole dominion and control of the Trustee for the benefit of the Certificateholders. If, at any time, any Series Account ceases to be an Eligible Deposit Account the Servicer shall within ten
(10) Business
Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) instruct the Trustee to establish a new
Series Account meeting the conditions specified in subsection (a) above as an
Eligible Deposit Account and shall transfer any cash and/or any investments to such new Series Account. Neither the Depositor, the Servicer nor any person or entity claiming by, through or under the Depositor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Series Account, except as expressly provided herein. Schedule 1 hereto, which is hereby incorporated into and made part of this Series Supplement, identifies the Series Accounts by setting forth for each such account the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Series Account is established pursuant to this Section 4.04, the Servicer shall provide to the Trustee an amended
Schedule 1, setting forth the relevant information for such substitute Series
Account.

         (e) The Servicer shall maintain a ledger for the Retained Amount
Account and shall record in such ledger the FBC Component, the VBC Component, the Subordinated Component (FBC) and the Subordinated Component
(VBC) of each
deposit made by the Trustee to, and each withdrawal by the Trustee from, the
Retained Amount Account. The Servicer shall also maintain a ledger for the
Spread Account and shall record in such ledger the FBC Component and the VBC
Component for each deposit made by the Trustee to, and withdrawal by the
Trustee from, the Spread Account.

         (f) Pursuant to the authority granted to the Servicer in Section
3.01(a) of the Agreement, the Servicer shall have the power, revocable by the
Trustee, to instruct the Trustee to make withdrawals and payments from the
Series Accounts for the purposes of carrying out the Servicer's or the
Trustee's duties hereunder.

         SECTION 4.05. Capitalized Interest Account. On the Closing Date, the Trustee shall deposit in the Capitalized Interest Account from the proceeds of the sale of the Fixed Base Certificates an amount equal to the FBC
Monthly Interest that will have accrued and be due and payable to the Holders of the Fixed Base Certificates on the first Distribution Date.
On the first
Distribution Date, the Servicer shall cause the Trustee to withdraw from the
Capitalized Interest Account for distribution to the Holders of the Fixed Base
Certificates an amount equal to the FBC Monthly Interest that is due and payable on such Distribution Date.

         SECTION 4.06.  Retained Amount Account.  The Servicer
shall cause
the Trustee to deposit amounts in, and withdraw amounts from, the Retained
Amount Account as follows:

         (a) If, at the close of business of the Servicer on any Business
    Day prior to the commencement of the Early Amortization
Period, the
    Required Series Pool Balance at such time exceeds the sum of
(i) the
    Series Pool Balance at such time, (ii) the balance of the Retained
    Amount Account at such time and (iii) the balance of the Prepayment
    Account at such time, the Servicer shall cause the Trustee to withdraw from the Collection Account in accordance with Section
4.01(d) and
    deposit in the Retained Amount Account on such day an amount equal to the lesser of (x) such excess and (y) if such day falls within both (1)
    the FBC Revolving Period and the VBC Revolving Period, an amount equal to the sum of the maximum amounts available on such day pursuant to
    Sections 4.01(d)(i)(A)(2), 4.01(d)(ii)(A)(2),
4.01(d)(iii)(A)(4) and
    4.01(d)(iv)(A)(4) hereof; (2) the FBC Revolving Period and the VBC
    Controlled Amortization Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections 4.01(d)(i)(A)(2), 4.01(d)(ii)(B)(3), 4.01(d)(iii)(A)(4) and
    4.01(d)(iv)(A)(4) hereof; or (3) the FBC Controlled
Amortization Period
    and the VBC Controlled Amortization Period, an amount equal to the sum of the maximum amounts available on such day pursuant to Sections
    4.01(d)(i)(B)(3), 4.01(d)(ii)(B)(3), 4.01(d)(iii)(B)(4) and
    4.01(d)(iv)(B)(4) hereof.

         (b) If, at the close of business of the Servicer on any Business
    Day prior to the commencement of the Early Amortization
Period, the
    balance of the Retained Amount Account is greater than zero, and the sum of (i) the Series Pool Balance at such time, (ii) the balance of the
    Retained Amount Account at such time and (iii) the balance of the
    Prepayment Account at such time, exceeds the Required Series
Pool
    Balance, the Servicer shall cause the Trustee to withdraw from the
    Retained Amount Account for distribution to the Depositor on such day an amount equal to the lesser of (x) the amount of such difference and (y)
    the balance of the Retained Amount Account. Any such withdrawal shall, to the greatest extent possible, reduce (1) the FBC Component and the
    VBC Component of the Retained Amount Account by the product of the FBC
    Allocation Percentage or the VBC Allocation Percentage, as the case may be, and the amount of such withdrawal, (2) the Subordinated
Component
    (FBC) of the Retained Amount Account by the product of the Subordinated
    Allocation Percentage, the FBC Investor Percentage and the amount of such withdrawal, and (3) the Subordinated Component (VBC) of the
    Retained Amount Account by the product of the Subordinated
Allocation
    Percentage, the VBC Investor Percentage and the amount of such withdrawal.

         (c) If, at the close of business of the Servicer on any Determination Date during the FBC Controlled Amortization
Period, (i)
    the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained
    Amount Account described in subsections (a) and (b) of this Section
    4.06) and (ii) the Servicer has determined on such Determination Date that the difference between the FBC Controlled Amortization
Amount and
    the amount of FBC Principal Collections on deposit in the Collection
    Account on such Determination Date is greater than zero, the Servicer shall cause the Trustee to withdraw from the FBC Component of the
    Retained Amount Account for deposit in the Collection Account as FBC
    Principal Collections an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the FBC Component of the Retained
    Amount Account.

         (d) If, at the close of business of the Servicer on any Determination Date during the VBC Controlled Amortization
Period, (i)
    the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained
    Amount Account described in subsections (a) and (b) of this Section
    4.06) and (ii) the Servicer has determined on such Determination Date that the difference between the VBC Controlled Distribution
Amount and
    the amount of VBC Principal Collections on deposit in the Collection
    Account on such Determination Date is greater than zero, the Servicer shall cause the Trustee to withdraw from the VBC Component of the
    Retained Amount Account for deposit in the Collection Account as VBC
    Principal Collections an amount equal to the lesser of (x) the amount of such difference and (y) the balance of the VBC Component of the Retained
    Amount Account.

         (e) If, at the close of business of the Servicer on any Determination Date prior to the commencement of the Early
Amortization
    Period, (i) the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawals from, the Retained Amount Account described in subsections (a), (b) and (c) of this Section 4.06) and (ii) the Servicer has determined on such
    Determination Date that (A) a FBC Investor Charge-Off will be required to be made on the Related Distribution Date, and/or (B) one or more FBC
    Investor Charge-Offs made on one or more prior Distribution
Dates has
    not been reimbursed, the Servicer shall cause the Trustee to withdraw from such account for deposit in the Collection Account as FBC Principal
    Collections the following amounts (the first priority to be satisfied before progressing to the second priority):

              (x) first, an amount equal to the lesser of (1) the sum of the amount of such FBC Investor Charge-Off to be made and/or unreimbursed FBC Investor Charge-Offs and (2) an amount equal to the balance of the Subordinated Component (FBC) of the Retained
         Amount Account; and

              (y) second, an amount equal to the lesser of (1) the
         amount, if greater than zero, by which the sum of the amount of such FBC Investor Charge-Off to be made and/or unreimbursed FBC
         Investor Charge-Offs exceeds the amount of the withdrawal, if any, provided for in paragraph (x) immediately above, and (2) an amount equal to the balance of the FBC Component of the Retained Amount
         Account.

         (f) If, at the close of business of the Servicer on any Determination Date prior to the commencement of the Early
Amortization
    Period, (i) the balance of the Retained Amount Account is greater than zero (after first giving effect to any deposit to, or withdrawal from, the Retained Amount Account described in subsections (a), (b) and (d) of this Section 4.06) and (ii) the Servicer has determined on such
    Determination Date that (A) a VBC Investor Charge-Off will be required to be made on the Related Distribution Date, and/or (B) one or more VBC
    Investor Charge-Offs made on one or more prior Distribution
Dates has
    not been reimbursed, the Servicer shall cause the Trustee to withdraw from such account for deposit in the Collection Account as VBC Principal
    Collections the following amounts (the first priority to be satisfied before progressing to the second priority):

              (x) first, an amount equal to the lesser of (1) the sum of the amount of such VBC Investor Charge-Off to be made and/or unreimbursed VBC Investor Charge-Offs and (2) an amount equal to the balance of the Subordinated Component (VBC) of the Retained
         Amount Account; and

              (y) second, an amount equal to the lesser of (1) the
         amount, if greater than zero, by which the sum of the amount of such VBC Investor Charge-Off to be made and/or unreimbursed VBC
         Investor Charge-Offs exceeds the amount of the withdrawal, if any, provided for in paragraph (x) immediately above, and (2) an amount equal to the balance of the VBC Component of the Retained Amount
         Account.

         (g) If, at the close of business of the Servicer on the first
    Determination Date during the Early Amortization Period, the balance of the Retained Amount Account is greater than zero, the Servicer shall cause the Trustee to withdraw from the Retained Amount
Account for
    deposit in the Collection Account (i) as FBC Principal
Collections, the
    balance of the FBC Component of the Retained Amount Account;
and (ii) as
    VBC Principal Collections, the balance of the VBC Component of the
    Retained Amount Account. The balance, if any, of the Subordinated
    Component (FBC) of the Retained Amount Account at the commencement of the Early Amortization Period will be retained in the Retained Amount
    Account and shall be applied to the extent necessary, to avoid FBC
    Investor Charge-Offs or to reimburse unreimbursed FBC
Investor Charge-
    Offs.  The balance, if any, of the Subordinated Component
(VBC) of the
    Retained Amount Account at the commencement of the Early
Amortization
    Period will be retained in the Retained Amount Account and shall be applied to the extent necessary, to avoid VBC Investor
Charge-Offs or to
    reimburse unreimbursed VBC Investor Charge-Offs.

         (h) At the close of business of the Servicer on the earlier of
    (i) the Series Termination Date and (ii) the date on which the Invested
    Amount has been reduced to zero, the balance, if any, remaining in the
    Retained Amount Account shall be withdrawn and transferred to the
    Depositor for application in accordance with the Receivables
Purchase
    Agreement.

         SECTION 4.07.  Prepayment Account; Spread Account;
Successor
Servicer Account. (a) Amounts deposited in the Prepayment Account in accordance with Section 4.01(d)(ii)(A)(3) pursuant to a Prepayment Notice hereof shall be withdrawn on the Prepayment Date set forth in such Prepayment
Notice and distributed to the Holder of the Variable Base Certificate as a prepayment of the VBC Invested Amount.

         (b) If on any Determination Date the Servicer determines that a
FBC Deficiency Amount exists, the Servicer shall cause the Trustee to withdraw from the FBC Component of the Spread Account and deposit in the Collection
Account an amount equal to the lesser of (i) the amount of such FBC Deficiency
Amount and (ii) the balance of the FBC Component of the Spread
Account.
Amounts so deposited in the Collection Account shall be set aside therein to cure (in whole or part) the amount of any such FBC Deficiency Amount. In the event that a withdrawal is made from the FBC Component of the Spread Account on any Determination Date and the amount of such withdrawal is less than the
FBC Deficiency Amount calculated on such Determination Date, then the amount withdrawn shall be applied in the following priority, first, against the amounts described in Section 4.08(a)(i)(A), second, against the amounts described in Section 4.08(a)(i)(B), third, against the amounts described in
Section 4.08(a)(i)(C), and fourth, against the amounts described in Section
4.08(a)(i)(D).

         (c) If on any Determination Date the Servicer determines that a
VBC Deficiency Amount exists, the Servicer shall cause the Trustee to withdraw from the VBC Component of the Spread Account and deposit in the Collection
Account an amount equal to the lesser of (i) the amount of such VBC Deficiency
Amount and (ii) the balance of the VBC Component of the Spread
Account.
Amounts so deposited in the Collection Account shall be set aside therein to cure (in whole or part) the amount of any such VBC Deficiency Amount. In the event that a withdrawal is made from the VBC Component of the Spread Account on any Determination Date and the amount of such withdrawal is less than the
VBC Deficiency Amount calculated on such Determination Date, then the amount withdrawn shall be applied in the following priority, first, against the amounts described in Section 4.08(b)(i)(A), second, against the amounts described in Section 4.08(b)(i)(B), third, against the amounts described in
Section 4.08(b)(i)(C), fourth, against the amounts described in Section
4.08(b)(i)(D), fifth, against the amounts described in Section
4.08(b)(i)(E),
and sixth, against the amounts described in Section
4.08(b)(i)(F).

         (d) At the close of business of the Servicer on the earlier of
(i) the Series Termination Date and (ii) the date on which the Invested Amount has been reduced to zero, the balance, if any, remaining in the Spread Account shall be withdrawn and transferred to the Depositor.

         (e) Prior to the distribution in any Collection Period of any
Investor Finance Charge Collections or Investor Principal
Collections from the
Collection Account to the Depositor pursuant to Sections
4.01(c)(ix),
4.01(d)(i)(A)(3), 4.01(d)(ii)(A)(4), 4.01(d)(iii)(A)(5),
4.01(d)(iv)(A)(5),
4.01(d)(i)(B)(4), 4.01(d)(ii)(B)(4), 4.01(d)(iii)(B)(5),
4.01(d)(iv)(B)(5),
4.01(d)(i)(C)(2), 4.01(d)(ii)(C)(2), 4.01(d)(iii)(C)(3),
4.01(d)(iv)(C)(3),
the Trustee shall withdraw from the Collection Account and deposit in the
Successor Servicer Account an amount of $35,000 for such Collection Period until such time as $200,000 is on deposit in the Successor Servicer Account and, thereafter, the obligation to fund the Successor Servicer Account shall cease. Amounts on deposit in the Successor Servicer Account may be withdrawn only to pay costs associated with the replacement of Gottschalks as Servicer.
If a Successor Servicer is appointed to replace Gottschalks as Servicer, the
Trustee shall, upon receipt of written requisitions from such Successor
Servicer, withdraw from the Successor Servicer Account within the three (3) month period following such appointment amounts as and when needed to reimburse such Successor Servicer for documented costs incurred in connection with the appointment of such Successor Servicer and the performance of its duties under the Agreement. Any amount on deposit in the Successor Servicer
Account on the three month anniversary of such appointment shall be distributed to the Depositor. If Gottschalks is not replaced as Servicer, on the earlier of (i) the date on which the Invested Amount is zero, or (ii) the
Series Termination Date, all amounts on deposit in the Successor
Servicer
Account shall be distributed to the Depositor. Notwithstanding the foregoing provisions of this Section 4.07(e), no such withdrawals and deposits shall be made if the Depositor provides the Trustee by April 11, 1994 with, or causes the Trustee to be provided by April 11, 1994 with, and at all times thereafter shall maintain, an irrevocable direct pay letter of credit with a face amount equal to the difference between $200,000 and the amount on deposit in the
Successor Servicer Account, which letter of credit shall be in a form reasonably acceptable to the Trustee, issued by an Eligible Institution, and which permits the Trustee to draw thereunder upon the replacement of
Gottschalks as Servicer under the Agreement.

         SECTION 4.08. Deficiency Amount. (a) FBC Deficiency Amount. On each Determination Date, the Servicer shall determine the amount (the "FBC
Deficiency Amount"), if any, by which (i) the sum of (A) a pro rata portion
(based on the FBC Investor Percentage) of the Monthly Senior Servicing Fee for the Related Distribution Date, (B) the FBC Monthly Interest for the Related
Interest Period, (C) all FBC Carryover Interest for the Related
Interest
Period, and (D) the FBC Investor Default Amount, if any, for such Distribution
Date, exceeds (ii) the sum of (A) the Investor Finance Charge Collections allocated to the Fixed Base Certificates during the Related Collection Period pursuant to Section 4.01(c)(ii), (B) a pro rata portion (based on the FBC
Allocation Percentage) of the Investor Finance Charge Collections retained in the Collection Account pursuant to Section 4.01(c)(i) during the Related
Collection Period, (C) a pro rata portion (based on the FBC
Allocation
Percentage) of the Investor Investment Proceeds on deposit in the Collection
Account on such Determination Date, (D) a pro rata portion (based on the FBC
Investor Percentage) of the balance of the Spread Account as of such
Determination Date, (E) the FBC Component of the balance the Retained Amount
Account as of such Determination Date, and (F) a pro rata portion (based on the FBC Investor Percentage) of the Collections allocated to the Senior
Investor Default Holdback Amount for the Related Collection Period. In the event the FBC Deficiency Amount for such Distribution Date is greater than zero, the Servicer shall give the Trustee written notice thereof on the date of computation.

         (b) VBC Deficiency Amount. On each Determination Date, the
Servicer shall determine the amount (the "VBC Deficiency Amount"), if any, by which (i) the sum of (A) a pro rata portion (based on the VBC Investor
Percentage) of the Monthly Senior Servicing Fee for the Related
Distribution
Date, (B) the VBC Monthly Interest for the Related Interest
Period, (C) all
VBC Carryover Interest for the Related Interest Period, (D) the
VBC Unutilized
Commitment Fee for the related Distribution Date, (E) the VBC
Carryover
Unutilized Commitment Fee for the related Distribution Date, (F) the VBC
Investor Default Amount, if any, for such Distribution Date, exceeds (ii) the sum of (A) the Investor Finance Charge Collections allocated to the Variable
Base Certificate during the Related Collection Period pursuant to
Section
4.01(c)(ii), (B) a pro rata portion (based on the VBC Allocation Percentage) of the Investor Finance Charge Collections retained in the Collection Account pursuant to Section 4.01(c)(i) during the Related Collection Period, (C) a pro rata portion (based on the VBC Allocation Percentage) of the Investor
Investment Proceeds on deposit in the Collection Account on such Determination
Date, (D) a pro rata portion (based on the VBC Investor Percentage) of the balance of the Spread Account as of such Determination Date, (E) the VBC
Component of the balance the Retained Amount Account as of such Determination
Date, and (F) a pro rata portion (based on the VBC Investor
Percentage) of the
Collections allocated to the Senior Investor Default Holdback
Amount for the
Related Collection Period.  In the event the VBC Deficiency
Amount for such
Distribution Date is greater than zero, the Servicer shall give the Trustee written notice thereof on the date of computation.

         SECTION 4.09.  Investor Charge-Offs.  (a)  FBC Investor
Charge-
Offs. If on a Distribution Date (i) the FBC Deficiency Amount (after giving effect to any deposits to the Collection Account made in accordance with
Sections 4.06(e) and 4.07(b) hereof) for such Distribution Date exceeds the amount, if any, by which (A) the FBC Investor Default Amount for the Related
Collection Period exceeds (B) the product of (x) the Senior
Investor Default
Holdback Amount for the Related Collection Period and (y) the FBC
Investor
Percentage for the Related Collection Period, then, the Subordinated Invested
Amount (FBC Component) shall be reduced by the amount of such excess (a
"Subordinated Reduction (FBC)"), but by no more than the FBC
Investor Default
Amount for such Distribution Date. In the event that a Subordinated Reduction
(FBC) would cause the Subordinated Invested Amount (FBC Component) to be a negative number, the Subordinated Invested Amount (FBC Component) shall instead be reduced to zero, and the FBC Invested Amount shall be reduced by the amount which the Subordinated Invested Amount (FBC Component) would have been reduced below zero, but by not more than the FBC Investor Default Amount for such Distribution Date (such reduction to the FBC Invested Amount, a "FBC
Investor Charge-Off"). FBC Investor Charge-Offs shall be reimbursed and the
FBC Invested Amount shall thereafter be increased (but not by an amount in excess of the aggregate FBC Investor Charge-Offs) on any Distribution Date by the amount of Investor Finance Charge Collections reallocated as FBC Principal
Collections for that purpose pursuant to Section 4.01(c)(v), as well as from withdrawals from the Retained Amount Account and from Subordinated Principal
(FBC Component) Collections retained in the Collection Account pursuant to
Section 4.01(d)(iii)(A)(2) and 4.01(d)(iii)(B)(2) hereof.

         (b)  VBC Investor Charge-Offs.  If on a Distribution
Date (i) the
VBC Deficiency Amount (after giving effect to any deposits to the Collection
Account made in accordance with Sections 4.06(f) and 4.07(c) hereof) for such
Distribution Date exceeds the amount, if any, by which (A) the VBC Investor
Default Amount for the Related Collection Period exceeds (B) the product of
(x) the Senior Investor Default Holdback Amount for the Related
Collection
Period and (y) the VBC Investor Percentage for the Related Collection Period, then, the Subordinated Invested Amount (VBC Component) shall be reduced by the amount of such excess (a "Subordinated Reduction (VBC)"), but by no more than the VBC Investor Default Amount for such Distribution Date. In the event that a Subordinated Reduction (VBC) would cause the Subordinated Invested Amount
(VBC Component) to be a negative number, the Subordinated
Invested Amount (VBC
Component) shall instead be reduced to zero, and the VBC Invested Amount shall be reduced by the amount which the Subordinated Invested Amount (VBC
Component) would have been reduced below zero, but by not more than the VBC
Investor Default Amount for such Distribution Date (such reduction to the VBC
Invested Amount, a "VBC Investor Charge-Off"). VBC Investor Charge-Offs shall be reimbursed and the VBC Invested Amount shall thereafter be increased (but not by an amount in excess of the aggregate VBC Investor Charge-Offs) on any
Distribution Date by the amount of Investor Finance Charge Collections reallocated as VBC Principal Collections for that purpose pursuant to Section
4.01(c)(v), as well as from withdrawals from the Retained Amount Account and from Subordinated Principal Collections (VBC Component) retained in the
Collection Account pursuant to Section 4.01(d)(iv)(A)(2) and
4.01(d)(iv)(B)(2)
hereof.

         (c)  Subordinated Investor (FBC) Charge-Offs.
Subordinated
Reductions (FBC) and amounts withdrawn from Subordinated
Principal (FBC
Component) Collections pursuant to Section 4.01(d)(iii)(A)(2) and 4.01(d)(iii)(B)(2) are collectively referred to herein as "Subordinated
Investor (FBC) Charge-Offs." Subordinated Investor (FBC) Charge-Offs will result in a reduction in the Subordinated Invested Amount (FBC Component).
Subordinated Investor (FBC) Charge-Offs shall be reimbursed and the
Subordinated Invested Amount (FBC Component) increased (but not by an amount in excess of the aggregate amount of Subordinated Investor (FBC) Charge-Offs) to the extent that Investor Finance Charge Collections are reallocated as
Subordinated Principal (FBC Component) Collections pursuant to
Section
4.01(c)(vii)(A) and 4.01(e)(iv)(A) hereof.

         (d)  Subordinated Investor (VBC) Charge-Offs.
Subordinated
Reductions (VBC) and amounts withdrawn from Subordinated
Principal (VBC
Component) Collections pursuant to Section 4.01(d)(iv)(A)(2) and 4.01(d)(iv)(B)(2) are collectively referred to herein as "Subordinated
Investor (VBC) Charge-Offs." Subordinated Investor (VBC) Charge-Offs will result in a reduction in the Subordinated Invested Amount (VBC Component).
Subordinated Investor (VBC) Charge-Offs shall be reimbursed and the
Subordinated Invested Amount (VBC Component) increased (but not by an amount in excess of the aggregate amount of Subordinated Investor (VBC) Charge-Offs) to the extent that Investor Finance Charge Collections are reallocated as
Subordinated Principal (VBC Component) Collections pursuant to
Section
4.01(c)(vii)(B) and 4.01(e)(iv)(B) hereof.

                              ARTICLE V

                    Distributions and Reports to
                         Certificateholders

         SECTION 5.01. Distributions. (a) On each Distribution Date, the Trustee shall distribute to the Certificateholders of record on the preceding Record Date (other than as provided in Section 12.02 of the
Agreement respecting a final distribution) such Certificateholder's pro rata share of the amounts required to be distributed pursuant to
Article IV hereof.
Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Certificateholders hereunder shall be made by wire transfer in immediately available funds.

         SECTION 5.02.  Reports and Statements to
Certificateholders.
(a) On each Determination Date, the Servicer will provide the Trustee with a completed statement, substantially in the form of Exhibit B hereto, and on each Distribution Date, the Trustee shall forward to each Certificateholders such statement.

         (b) The Trustee shall maintain at its Corporate Trust Office a copy of each statement received by it pursuant to subsection (a) of this
Section 5.02. The Trustee shall make such statements available for inspection by Certificateholders upon reasonable notice at its Corporate Trust Office.

         (c) On or before January 31 of each calendar year, beginning with calendar year 1995, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a
Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the monthly statements to Certificateholders described in subsection (a) of this Section 5.02, as the case may be, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder, together with such other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code and such other customary information as the
Trustee or the Servicer deems necessary to enable the Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal
Revenue Code as from time to time in effect.

         (d) Notwithstanding any other provision of the Agreement or this
Series Supplement to the contrary, the Trustee and the Servicer shall promptly deliver to the initial Holders of the Fixed Base Certificates a copy of each notice, statement or other document received or generated by it in connection with this Series Supplement and/or the Agreement; provided, however, that the
Trustee shall not be required to deliver to the initial Holders copies of notices, statements or other documents received from the Servicer and for which the Servicer is required to deliver such notices, statements or other documents directly to the Holders and vice versa.


                             ARTICLE VI

                          The Certificates

         SECTION 6.01.  The Fixed Base Certificates.  The Fixed
Base
Certificates will be issued in registered form, substantially in the form of
Exhibit A-1, and shall upon issue, be executed and delivered by the Depositor to the Trustee for authentication (the "Fixed Base Certificates"). The
Trustee shall, upon the written request of the Depositor, authenticate and deliver the Fixed Rate Certificates to the Person or Persons designated in such notice against receipt of the purchase price therefor as provided in the
Agreement. The requirements of Section 6.04(e)(ii) of the Agreement shall not apply, and shall be deemed waived, in connection with the initial purchase of the Fixed Base Certificates.

         SECTION 6.02.  The Variable Base Certificate.  (a)  The
Variable
Base Certificate will be issued in registered form, substantially in the form of Exhibit A-2, and shall upon issue, be executed by the Depositor and delivered to the Trustee for authentication (the "Variable Base Certificate").
The Trustee shall, upon the written request of the Depositor, authenticate and deliver the Variable Base Certificate to the Person designated in such notice against receipt of the purchase price therefor as provided in the Agreement.

         (b) The Variable Base Certificateholder shall agree, by its acceptance of the Variable Base Certificate, that the Depositor may, upon at least three London Business Days' prior written notice to the Variable
Base Certificateholder and the Trustee, request the Variable Base Certificateholder to acquire, and the Variable Base Certificateholder shall acquire, on any Distribution Date during the VBC Revolving Period, undivided interests in the Trust (such interests, the "Additional Invested Amounts");
provided, however, that the Variable Base Certificateholder shall not be required to acquire any Additional Invested Amount (i) that is in a minimum amount of less than $500,000 or any $100,000 integral multiple in excess thereof); (ii) if the acquisition thereof would cause the VBC Invested Amount on such Distribution Date to exceed the Maximum Available VBC Invested Amount on such date and (iii) if on the acquisition date any amount is on deposit in the Prepayment Account.

         (c) If the Variable Base Certificateholder acquires any Additional Invested Amount, then in consideration of the receipt by the
Trustee of such Certificateholder's payment for such Additional
Invested
Amount, the Servicer shall appropriately note in its succeeding daily and monthly servicing reports such Additional Invested Amount (and the corresponding increase in the VBC Invested Amount as a result of such acquisition) and shall direct the Trustee to pay to the Depositor the purchase price received by the Trustee for such Additional Invested Amounts (which shall be equal to the amount of such Additional Invested Amounts).

         (d) The Variable Base Certificateholder shall, and is hereby authorized to, record on the grid attached to its Variable Base Certificate
(or at such Certificateholder's option, in its internal books and records) the date and amount of any Additional Invested Amount purchased by it, and each repayment thereof; provided that failure to make any such recordation on such grid or any error in such grid shall not adversely affect such Certificateholder's rights with respect to the VBC Invested Amount and its right to receive principal and interest payments in respect of the VBC
Invested Amount.

         (e) Notwithstanding anything to the contrary contained in this
Series Supplement, no VBC Unutilized Commitment Fee shall commence accruing until such time as the Trustee has authenticated and delivered the Variable
Base Certificate to the order of the Depositor.

         (f)  The Depositor and the Variable Base
Certificateholder may
elect to extend the last day of the VBC Revolving Period from the last day of the Collection Period ending on October 31, 1996 to the last day of the
Collection Period ending on August 31, 1998 by delivering to the Trustee, the
Servicer and each Rating Agency then rating the Investor Certificates, no later than the Distribution Date occurring in July, 1996, a Notice or Notices to such effect.

         SECTION 6.03. Transfer Restrictions. The Trustee shall not authenticate and deliver to any Person any Variable Base
Certificate unless it
contains a legend in substantially the following form:

    "THIS CERTIFICATE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED
IN A
    TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT
OF
    1933, AS AMENDED (THE "SECURITIES ACT").  THIS CERTIFICATE
HAS NOT
    BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE
STATE
    SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD,
PLEDGED
    OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR
EXEMPT
    FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW.

    THE HOLDER OF THIS CERTIFICATE AGREES FOR THE BENEFIT OF GOTTSCHALKS CREDIT RECEIVABLES CORPORATION THAT NO RESALE OR
OTHER
    TRANSFER OF THIS CERTIFICATE MAY BE MADE WITHOUT THE PRIOR
WRITTEN
    CONSENT OF GOTTSCHALKS CREDIT RECEIVABLES CORPORATION. IN ADDITION TO THE FOREGOING RESTRICTION, NO RESALE OR OTHER
TRANSFER
    OF THIS CERTIFICATE MAY BE MADE EXCEPT (1) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT,
(2) IN
    A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF
THE
    SECURITIES ACT AND APPLICABLE STATE SECURITIES OR "BLUE SKY"
LAWS,
    OR (3) TO GOTTSCHALKS CREDIT RECEIVABLES CORPORATION."

In addition to transfer restrictions contained in the Agreement, the Trustee shall not be required to give effect to any transfer of the Fixed
Base
Certificates or the Variable Base Certificate until such time as the proposed transferee thereof delivers to the Trustee an investment representation letter substantially in the form of Exhibit C attached hereto.

         SECTION 6.04.  Prepayment of the VBC Invested Amount.
  The
Depositor may elect to prepay the VBC Invested Amount in whole, or in part in a minimum amount of not less than $500,000 or any $100,000 integral multiple in excess thereof, on any Distribution Date during the VBC Revolving Period.
If the Depositor makes such an election, it shall give the Holder of the
Variable Base Certificate, the Servicer and the Trustee written notice thereof. Such notice (a "Prepayment Notice") shall (a) be given to the Holder of the Variable Base Certificate, the Servicer and the Trustee no later than three London Business Days prior to a Distribution Date, (b) specify the amount to be prepaid (the "Prepayment Amount"), (c) specify the Distribution
Date on which such prepayment is expected to occur (a "Prepayment Date"), which Prepayment Date shall be no earlier than the second Distribution Date following the date on which such Prepayment Notice is received by the Holder of the Variable Base Certificate, the Servicer and the Trustee, and (d) specify the monthly amount expected to be transferred from the Collection
Account to the Prepayment Account in the event that the Prepayment Date is a
Distribution Date later than the second Distribution Date following the date on which such Prepayment Notice is received by the Holder of the Variable Base
Certificate, the Servicer and the Trustee.

         SECTION 6.05.  The Subordinated Certificate.  The
Subordinated
Certificate will be issued in registered form, substantially in the form of
Exhibit A-3, and shall upon issue, be executed and delivered by the Depositor to the Trustee for authentication (the "Subordinated Certificate"). The
Trustee shall authenticate and deliver the Subordinated
Certificate to the
Depositor simultaneously with its delivery of the Fixed Base
Certificates.
The Subordinated Certificate shall not be transferable.

                             ARTICLE VII

                      Early Amortization Events

         SECTION 7.01. Additional Early Amortization Events. If any one or more of the following events shall occur:

         (a) failure on the part of the Depositor (i) to make any payment or deposit required to be made by the Depositor by the terms of (A) the
    Agreement or (B) this Series Supplement, on or before the date occurring two Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Depositor set forth in the
    Agreement or this Series Supplement, which failure to observe or perform has a material adverse effect on the Certificateholders and which continues unremedied for a period of 30 days after the earlier of (A)
    the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and
    the Trustee by the Holders of Certificates representing more than 50% of the Invested Amount, and continues to affect materially and adversely the interests of the Certificateholders for such period; or

         (b) any representation or warranty made by the Depositor in the
    Agreement or this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the
    Depositor pursuant to Section 2.01, 2.06 or 2.08 of the Agreement, (i)
    shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 30 days after the earlier of (A) the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the
    Depositor by the Trustee, or to the Depositor and the Trustee by the
    Holders of Certificates representing more than 50% of the Invested
    Amount, and (ii) as a result of which the interests of the Certificateholders are materially and adversely affected and continue to
    be materially and adversely affected for such period;
provided, however,
    that an Early Amortization Event pursuant to this subsection
7.01(b)
    shall not be deemed to have occurred hereunder if the Depositor has accepted reassignment of or repurchased the related
Receivable, or all
    of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement; or

         (c)  a Servicer Default occurs; or

         (d)  Gottschalks Inc. is replaced as the Servicer; or

         (e) for three consecutive Collection Periods one and one-half percent (1.5%) or more of the aggregate balance of all Eligible
    Receivables are more than 90 days past due; or

         (f) the average of the Portfolio Yield for any three consecutive
    Collection Periods is reduced to a rate which is less than the Base
    Rate; or

         (g) for 60 consecutive days, the balance in the Retained Amount
    Account shall exceed $2,500,000; or

         (h) the failure to pay the Invested Amount by the Expected Final
    Payment Date; or the failure to pay the FBC Controlled
Distribution
    Amount on any Distribution Date during the FBC Controlled
Amortization
    Period; or the VBC Controlled Distribution Amount on any
Distribution
    Date during the VBC Controlled Amortization Period; or

         (i) the Subordinated Invested Amount (FBC Component) shall be reduced to zero on a date on which the FBC Invested Amount is greater than zero; or the Subordinated Invested Amount (VBC
Component) shall be
    reduced to zero on a date on which the VBC Invested Amount is greater than zero; or

         (j) the Defaulted Amount (net of Recoveries) as a percentage of the average Receivables outstanding, on an annualized basis, exceeds seven percent (7%), for a period of three consecutive
Collection
    Periods; or

         (k) an Early Amortization Period for any other Series shall commence;

         (l) the average of the monthly payment rate (i.e., for any
    Collection Period, a fraction, the numerator of which is the Investor
    Principal Collections received during such Collection Period, and the denominator of which is the Required Series Pool Balance in effect for such Collection Period) for any three consecutive Collection
Periods
    shall be less than 10%;

         (m) the failure by Gottschalks Inc. at any time to have available one or more working capital credit facilities with an
    aggregate commitment of at least $20,000,000 provided by one or more commercial banks or other lending institutions; or

         (n) Gottschalks Inc. shall have defaulted in the payment of indebtedness for borrowed money in excess of $500,000 beyond the period of grace provided for in the agreement or instrument under which such indebtedness was created or incurred, such indebtedness shall have been declared due and payable, such declaration shall not have been rescinded, revoked or stayed and such declaration shall have remained in effect for at least 30 days; or Gottschalks Inc. shall have defaulted on one or more store leases, and the net liquidated damages or other net actual losses thereon shall have exceeded $2,000,000 in the aggregate for any 12 month period.

then, in the case of any event described in subsections (a) or
(b) of this
Section 7.01, after the applicable grace period, if any, set forth in such subsections, either the Trustee or the Holders of Certificates representing more than 50% of the Invested Amount by notice then given in writing to the
Depositor and the Servicer (and to the Trustee if given by Certificateholders) may declare than an early amortization event (an "Early Amortization Event") has occurred as of the date of such notice, and, in the case of any event described in subsections (c), (d), (e), (f), (g), (h), (i), (j),
(k), (l), (m)
or (n) of this Section 7.01, subject to applicable law, an Early
Amortization
Event shall occur without any notice or other action on the part of the
Trustee or the Certificateholders (except as otherwise provided in any such subsection), immediately upon the occurrence of such event. Notwithstanding the foregoing, the Early Amortization Events described in Section 7.01(e),
(f), (j) and (l) shall not become operative until the July 1994
Collection
Period.

         SECTION 7.02. Waiver. Notwithstanding the declaration or occurrence of an Early Amortization Period, the Holders of Certificates representing 50% or more of the Invested Amount may, by written notice to the
Trustee, waive such Early Amortization Event. Such waiver shall be binding upon all Fixed Base Certificateholders, the Variable Base Certificateholder and the other parties to this Series Supplement. In the case of such a waiver, all parties hereto and all such Certificateholders shall be restored to their former positions and rights hereunder and any such Early Amortization
Period shall be deemed not to be continuing; provided, however, this Section
7.02 shall not apply in the case of an Early Amortization Event of the type described in Section 7.01(d).


                            ARTICLE VIII

                         Optional Repurchase

         SECTION 8.01.  Optional Repurchase.  (a)  On any
Distribution
Date occurring after the date on which the Invested Amount is reduced to 10% or less of the Initial FBC Invested Amount, the Depositor shall have the option to purchase the entire amount of, but not less than the entire amount of, the Certificates, at a purchase price equal to the Reassignment Amount for such Distribution Date.

         (b) The Depositor shall give the Servicer and the Trustee at least ten (10) days' prior written notice of the Distribution Date on which the Depositor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Depositor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the
Reassignment Amount. The Reassignment Amount shall be distributed as set forth in Section 9.01(b) hereof.

                             ARTICLE IX

                         Final Distributions

         SECTION 9.01. Final Distributions. (a) The amount to be paid by the Depositor to the Collection Account with respect to the Certificates in connection with a purchase of the Certificates pursuant to
Section 2.03 of the
Agreement shall equal the Reassignment Amount for the first Distribution Date following the Collection Period in which the reassignment obligation arises under the Agreement.

         (b) Reassignment Amounts deposited into the Collection Account pursuant to Section 8.01 of this Series Supplement or Section
2.03 of the
Agreement and allocated to the Series 1994-1 Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New
York City time, on the Distribution Date on which such amounts are deposited
(or, if such date is not a Distribution Date, on the immediately following
Distribution Date) as follows:

         (i) in the case of Reassignment Amounts which constitute
    Investor Finance Charge Collections: (A) an amount equal to the product of such Investor Finance Charge Collections and the FBC
Investor
    Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC Invested Amount and (2) the FBC Carryover
Interest
    due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor
Percentage
    for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the
    VBC Invested Amount and (2) the VBC Carryover Interest due on such
    Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal
Collections and
    applied as provided in paragraph (ii) immediately below; and

        (ii) in the case of Reassignment Amounts which constitute
    Investor Principal Collections: (A) an amount equal to the product of such Investor Principal Collections and the FBC Allocation
Percentage
    for such Distribution Date shall be applied to pay an amount up to the
    FBC Invested Amount; (B) an amount equal to the product of such Investor
    Principal Collections and the VBC Allocation Percentage for such
    Distribution Date shall be applied to pay an amount up to the VBC
    Invested Amount; (C) an amount equal to the product of (x) such Investor
    Principal Collections, (y) the Subordinated Allocation
Percentage for
    such Distribution Date and (z) the FBC Investor Percentage for such
    Distribution Date, shall be applied to pay an amount up to the
    Subordinated Invested Amount (FBC Component); (D) an amount equal to the product of (x) such Investor Principal Collections, (y) the
Subordinated
    Allocation Percentage for such Distribution Date and (z) the
VBC
    Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (VBC
Component); and
    (E) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable Certificate.

         (c) Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement and allocated to the Series
1994-1 and the Certificates, shall be applied by the Trustee at the direction of the Servicer, not later than 12:00 noon, New York City time, on the
Distribution Date on which such amounts are deposited (or, if such date is not a Distribution Date, on the immediately following Distribution
Date) as
follows:

         (i) in the case of Termination Proceeds which constitute
    Investor Finance Charge Collections: (A) an amount equal to the product of such Investor Finance Charge Collections and the FBC
Investor
    Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC Invested Amount and (2) the FBC Carryover
Interest
    due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor
Percentage
    for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the
    VBC Invested Amount and (2) the VBC Carryover Interest due on such
    Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal
Collections and
    applied as provided in paragraph (ii) immediately below; and

        (ii) in the case of Termination Proceeds which constitute
    Investor Principal Collections: (A) an amount equal to the product of such Investor Principal Collections and the FBC Allocation
Percentage
    for such Distribution Date shall be applied to pay an amount up to the
    FBC Invested Amount; (B) an amount equal to the product of such Investor
    Principal Collections and the VBC Allocation Percentage for such
    Distribution Date shall be applied to pay an amount up to the VBC
    Invested Amount; (C) an amount equal to the product of (x) such Investor
    Principal Collections, (y) the Subordinated Allocation
Percentage for
    such Distribution Date and (z) the FBC Investor Percentage for such
    Distribution Date, shall be applied to pay an amount up to the
    Subordinated Invested Amount (FBC Component); (D) an amount equal to the product of (x) such Investor Principal Collections, (y) the
Subordinated
    Allocation Percentage for such Distribution Date and (z) the
VBC
    Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (VBC
Component); and
    (E) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable Certificate.

         (d) Liquidation Proceeds deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement and allocated to the Series 1994-
1 Certificates, shall be applied by the Trustee at the direction of the
Servicer, not later than 12:00 noon, New York City time, on the Distribution
Date on which such amounts are deposited (or, if such date is not a
Distribution Date, on the immediately following Distribution
Date) as follows:


         (i) in the case of Liquidation Proceeds which constitute
    Investor Finance Charge Collections: (A) an amount equal to the product of such Investor Finance Charge Collections and the FBC
Investor
    Percentage for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the FBC Invested Amount and (2) the FBC Carryover
Interest
    due on such Distribution Date; (B) an amount equal to the product of such Investor Finance Charge Collections and the VBC Investor
Percentage
    for such Distribution Date shall be applied to pay an amount up to the sum of (1) all accrued and unpaid interest on the unpaid balance of the
    VBC Invested Amount and (2) the VBC Carryover Interest due on such
    Distribution Date; and (C) any amount remaining after the foregoing applications shall be reallocated as Investor Principal
Collections and
    applied as provided in paragraph (ii) immediately below; and

        (ii) in the case of Liquidation Proceeds which constitute
    Investor Principal Collections: (A) an amount equal to the product of such Investor Principal Collections and the FBC Allocation
Percentage
    for such Distribution Date shall be applied to pay an amount up to the
    FBC Invested Amount; (B) an amount equal to the product of such Investor
    Principal Collections and the VBC Allocation Percentage for such
    Distribution Date shall be applied to pay an amount up to the VBC
    Invested Amount; (C) an amount equal to the product of (x) such Investor
    Principal Collections, (y) the Subordinated Allocation
Percentage for
    such Distribution Date and (z) the FBC Investor Percentage for such
    Distribution Date, shall be applied to pay an amount up to the
    Subordinated Invested Amount (FBC Component); (D) an amount equal to the product of (x) such Investor Principal Collections, (y) the
Subordinated
    Allocation Percentage for such Distribution Date and (z) the
VBC
    Investor Percentage for such Distribution Date, shall be applied to pay an amount up to the Subordinated Invested Amount (VBC
Component); and
    (E) any amount remaining after the foregoing applications shall be distributed to the Holder of the Exchangeable Certificate.

         (e) Notwithstanding anything to the contrary contained in this
Series Supplement or the Agreement, any distribution made pursuant to this
Section 9.01 shall be deemed to be a final distribution pursuant to Section
12.02 of the Agreement with respect to the Certificates.

         (f)  Notwithstanding Section 12.02 of the Agreement, no
Certificateholder shall be required to surrender its Investor
Certificate(s)
in order to receive its final distribution under the Agreement and this Series
Supplement.

                              ARTICLE X

                      Miscellaneous Provisions

         SECTION 10.01. Ratification of Agreement; Amendment and Restatement of Existing Series Supplement. As supplemented by this Series
Supplement, the Agreement is in all respects ratified and confirmed and the
Agreement as so supplemented by this Series Supplement, shall be read, taken and construed as one and the same instrument. From and after the date first above referenced, this Series Supplement shall amend and restate the Existing
Series Supplement in its entirety.

         SECTION 10.02. Counterparts. This Series Supplement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

         SECTION 10.03. GOVERNING LAW.  THIS SERIES SUPPLEMENT
SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK,
WITHOUT
REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE
OBLIGATIONS, RIGHTS AND
REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN
ACCORDANCE WITH SUCH
LAWS.

         IN WITNESS WHEREOF, the Depositor, the Servicer and the
Trustee
have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

                        GOTTSCHALKS CREDIT RECEIVABLES
                             CORPORATION, as Depositor


                        By: /s/ Alan A. Weinstein
                           Alan A. Weinstein
                           President


                        GOTTSCHALKS INC., as Servicer


                        By: /s/ Stephen J. Furst
                           Stephen J. Furst
                           President


                        BANKERS TRUST COMPANY, not in its
                             individual capacity but
                             solely as Trustee


                        By: /s/ Melissa J. Kaye
                           Melissa J. Kaye
                           Vice President

SCHEDULE I

                       List of Series Accounts


    Bankers Trust Company
    ABA # 021001033
    ACCT: 01419647
    REF: Gottschalks 1994-1
    Attn: Kevin Bertscha

    Gottschalks Credit Card Master Trust Series 1994-1
Capitalized
    Interest Account: 11871

    Gottschalks Credit Card Master Trust Series 1994-1 Retained
Amount
    Account: 11869

    Gottschalks Credit Card Master Trust Series 1994-1 Prepayment
    Account: 11870

    Gottschalks Credit Card Master Trust Series 1994-1 Spread
Account:
    11872

    Gottschalks Credit Card Master Trust Series 1994-1 Successor
    Servicer Account: 11868

 EXHIBIT
A-1


                   FORM OF FIXED BASE CERTIFICATE

           THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
       OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

    THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN
REGISTERED UNDER
THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  THIS CERTIFICATE
HAS NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY
STATE
SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN
THE ABSENCE
OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.  THE TRANSFER OF
THIS
CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET
FORTH IN THE
POOLING AND SERVICING AGREEMENT AND THE SERIES 1994-1 SUPPLEMENT
TO THE
POOLING AND SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE IS
ISSUED (COPIES
OF WHICH ARE AVAILABLE FROM THE TRUSTEE UPON REQUEST).  ANY
TRANSFEREE OF THIS
CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH TRANSFER TO MAKE
CERTAIN
REPRESENTATIONS RELATING TO ERISA AND OTHER MATTERS.



No. __________
$_________________


                GOTTSCHALKS CREDIT CARD MASTER TRUST
          ___% FIXED BASE CLASS A-1 CREDIT CARD CERTIFICATE
                            SERIES 1994-1

         This certifies that ______________ (the "Fixed Base Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and
Servicing Agreement, dated as of March 30, 1994 (the "Pooling and
Servicing
Agreement"), as supplemented by the Series 1994-1 Supplement dated as of March
30, 1994 (the "Series Supplement"), among Gottschalks Credit
Receivables
Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer
(the "Servicer"), and Bankers Trust Company, as trustee (the
"Trustee").
Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing
Agreement or the Series Supplement, as applicable.

         The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

         This Certificate is one of a series of Investor Certificates entitled "Gottschalks Credit Card Master Trust, __% Fixed Base Class A-1
Credit Card Certificates, Series 1994-1" (the "Fixed Base Certificates"), each of which are issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement. By acceptance hereof, the Fixed Base Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time. Although a summary of certain provisions of the Pooling and Servicing Agreement and the
Series Supplement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and the Series Supplement and reference is made to the Pooling and Servicing Agreement and the Series
Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany Street, New York,
New York 10006, Attention: Corporate Trust & Agency Group,
Structured Finance
Team.

         The Depositor has structured the Pooling and Servicing Agreement, the Series Supplement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Depositor. The Depositor, the
Servicer and each Holder of Investor Certificates agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness of the Depositor for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder of Investor Certificates, by acceptance of its Certificate, agrees to be bound by the provisions of Section
3.07 of the Pooling and Servicing Agreement.

         Interest shall accrue on the FBC Invested Amount represented by this Certificate from its date of issuance to and including the last day of the first Interest Period and, with respect to each Interest Period thereafter, at the rate of ____% per annum. Interest shall be payable on each
Distribution Date only to the extent that Investor Finance Charge Collections for the related Collection Period are sufficient to pay such interest after paying all FBC Monthly Servicing Fees then outstanding. Interest that is due but not paid on any Distribution Date shall be payable on the next
Distribution Date and interest shall accrue on such unpaid amount until paid at the rate of ____% per annum.

         Principal shall be payable in respect of this Certificate commencing on the Distribution Date following the earlier of (i) commencement of the Controlled Amortization Period and (ii) commencement of the Early
Amortization Period. During the Controlled Amortization Period, principal shall be payable on each Distribution Date from Investor Principal Collections for the related Collection Period in the amount of the FBC Controlled
Amortization Amount. During the Early Amortization Period, principal shall be payable on each Distribution Date from Investor Principal Collections for the related Collection Period in the amount of such Investor Principal
Collections.

         In general, payments of principal with respect to the
Fixed Base
Certificates are limited to the unpaid FBC Invested Amount, which may be less
than the unpaid principal balance of the Fixed Base Certificates pursuant to
the terms of the Pooling and Servicing Agreement and the Series
Supplement.
The Expected Final Payment Date with respect to Fixed Base
Certificates is the
September 1999 Distribution Date, but principal with respect to the Fixed Base
Certificates may be paid earlier or later under certain limited circumstances
described in the Pooling and Servicing Agreement and the Series
Supplement.
If for one or more months during the Controlled Amortization
Period there are
not sufficient funds to pay the Controlled Amortization Amount, then to the
extent that excess funds are not available on subsequent
Distribution Dates
with respect to the Controlled Amortization Period to make up for such
shortfalls, the final payment of principal of the Fixed Base
Certificates will
occur later than the September 1999   Distribution Date.  If the
principal of
the Fixed Base Certificates and the Variable Base Certificate have not been paid in full prior to the September 1999 Distribution Date, the Trustee will use its best efforts to sell or cause to be sold on such Termination Date
Receivables (or interests therein) in an amount equal to the interest in the
Pool Balance represented by the Certificates, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series
1994-1 Certificateholders' Interest in the Collection Account.
The
Termination Proceeds shall be allocated and distributed to the Fixed Base
Certificateholders, the Variable Base Certificateholder and the
Holder of the
Exchangeable Certificate in accordance with the Pooling and Servicing
Agreement and the Series Supplement.

         The Fixed Base Certificates are issuable only in minimum denominations of $1,000,000 and integral multiples of $100,000 in excess thereof. The transfer of this Certificate shall be registered in the
Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and
Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Fixed Base Certificateholder or such Fixed Base Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Fixed Base Certificates in authorized denominations of like aggregate amount will be issued to the designated transferee or transferees.

         The Pooling and Servicing Agreement and the Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the
Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and
Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor
Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders.
Any such
amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this
Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

         This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title
I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal
Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an
ERISA Plan and that this Certificate was not acquired with the assets of an
ERISA Plan.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH
AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                        GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION, as
                        Depositor



                        Name:
                        Title:


                    CERTIFICATE OF AUTHENTICATION

         This is one of the Gottschalks Credit Card Master Trust
__% Fixed
Base Class A-1 Credit Card Certificates, Series 1994-1 referred to in the
Series Supplement.


                        BANKERS TRUST COMPANY,
  not in its individual
                        capacity, but solely in its capacity as
Trustee



                        Name:
                        Title:


Dated:

                                                          EXHIBIT
A-2

                  FORM OF VARIABLE BASE CERTIFICATE

           THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
       OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

    THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN
REGISTERED UNDER
THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  THIS CERTIFICATE
HAS NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY
STATE
SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN
THE ABSENCE
OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.  THE TRANSFER OF
THIS
CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET
FORTH IN THE
POOLING AND SERVICING AGREEMENT AND THE SERIES 1994-1 SUPPLEMENT
TO THE
POOLING AND SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE IS
ISSUED (COPIES
OF WHICH ARE AVAILABLE FROM THE TRUSTEE UPON REQUEST).  ANY
TRANSFEREE OF THIS
CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH TRANSFER TO MAKE
CERTAIN
REPRESENTATIONS RELATING TO ERISA AND OTHER MATTERS.



No. __________
$_________________


                GOTTSCHALKS CREDIT CARD MASTER TRUST
           VARIABLE BASE CLASS A-2 CREDIT CARD CERTIFICATE
                            SERIES 1994-1

         This certifies that BANK HAPOALIM B.M., LOS ANGELES
BRANCH (the
"Variable Base Certificateholder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994 (together with all amendments, supplements or other modifications thereto, the "Pooling and Servicing Agreement"), as supplemented by the Series 1994-1 Supplement dated as of March 30, 1994 (together with all amendments, supplements or other modifications thereto, the "Series Supplement"), among Gottschalks Credit
Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the
"Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and
Servicing Agreement or the Series Supplement, as applicable.

         The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

         This Certificate is the Investor Certificate entitled
"Gottschalks
Credit Card Master Trust, Variable Base Class A-2 Credit Card
Certificate,
Series 1994-1" (the "Variable Base Certificate"), which is issued under and subject to the terms, provisions and conditions of the Pooling and Servicing
Agreement and the Series Supplement. By acceptance hereof, the Variable Base
Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and Series Supplement, as each may be amended from time to time. Although a summary of certain provisions of the Pooling and Servicing Agreement and the Series Supplement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and the Series Supplement and reference is made to the
Pooling and Servicing Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at
Bankers Trust Company, Four Albany Street, New York, New York
10006,
Attention: Corporate Trust & Agency Group, Structured Finance
Team.

         The Depositor has structured the Pooling and Servicing Agreement, the Series Supplement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Depositor. The Depositor, the
Servicer and each Holder of Investor Certificates agree to treat and to take no action inconsistent with the treatment of the Investor Certificates (or beneficial interest therein) as indebtedness of the Depositor for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder of Investor Certificates, by acceptance of its Certificate, agrees to be bound by the provisions of Section
3.07 of the Pooling and Servicing Agreement.

         By acceptance of this Certificate, the Variable Base Certificateholder agrees on any Distribution Date during the VBC Revolving
Period, upon the written request of the Depositor, to purchase
Additional
Invested Amounts from the Trust in amounts not less than $500,000 and integral multiples of $100,000 in excess thereof; provided, that the aggregate amount of such Additional Invested Amounts, together with all other Additional
Invested Amounts previously purchased by the Variable Base Certificateholder and currently outstanding shall at no time exceed the Maximum Available VBC
Invested Amount.

         So long as any Additional Invested Amount is outstanding, interest shall accrue on such Additional Invested Amount from the date such Additional
Invested Amount is purchased at a rate of one percent (1%) per annum above
LIBOR. Interest shall be payable on each Distribution Date only to the extent that Investor Finance Charge Collections for the related Collection Period are sufficient to pay such interest after paying all Monthly Servicing Fees then outstanding. Interest that is due but not paid on any Distribution Date shall be payable on the next Distribution Date and interest shall accrue on such unpaid amount until paid at the rate then in effect for the VBC Invested
Amount. An unutilized commitment fee of three-eighths of one percent (3/8ths of 1%) per annum shall accrue and be payable for each day during the VBC
Revolving Period to the Variable Base Certificateholder on the difference between $15,000,000 and the VBC Invested Amount on such day. This fee shall be payable from Investor Finance Charge Collections on each Distribution Date but only to the extent that Investor Finance Charge Collections for the related Collection Period are sufficient to pay such fee after paying all
Monthly Servicing Fees then outstanding.

         The VBC Revolving Period shall commence on the date of
this
Certificate and shall end on the earlier of (i) the last day of the Collection
Period ending on October 31, 1996, or, if the Variable Base
Certificateholder
has consented to a later date, the last day of the Collection
Period ending on
August 31, 1998 and (ii) the close of business on the Business day immediately
preceding the commencement of the Early Amortization Period.
Unless an Early
Amortization Period shall have commenced, the VBC Controlled
Amortization
Period shall commence on the day immediately following the last day of the VBC
Revolving Period and end upon the earliest to occur of (x) the commencement of
an Early Amortization Period, (y) the payment in full to the
Variable Base
Certificateholder of the VBC Invested Amount and (z) the March
2000
Distribution Date.

         The VBC Invested Amount is subject to prepayment, in full or in part, on any Distribution Date during the VBC Revolving Period pursuant to the terms of the Pooling and Servicing Agreement and the Series Supplement;
provided, that any such prepayments must be in amounts of not less than
$500,000 or integral multiples of $100,000 in excess thereof.

         Principal shall be payable in respect of this Certificate commencing on the Distribution Date following the earlier of (i) commencement of the VBC Controlled Amortization and (ii) commencement of the Early
Amortization Period. During the VBC Controlled Amortization, principal shall be payable on each Distribution Date from VBC Principal Collections for the related Collection Period in the amount of the VBC Controlled Amortization
Period Amount. During the Early Amortization Period, principal shall be payable on each Distribution Date from VBC Principal Collections for the related Collection Period in the amount of such VBC Principal Collections.

         In general, payment of principal with respect to this Variable
Base Certificate is limited to the unpaid VBC Invested Amount, which may be less than the unpaid principal balance of the Variable Base Certificate pursuant to the terms of the Pooling and Servicing Agreement and the Series
Supplement.  The "Expected Final Payment Date" with respect to
Variable Base
Certificate is (i) the April 1997 Distribution Date if the VBC
Revolving
Period ends on October 31, 1996 or (ii) the September 1999 Distribution Date if the VBC Revolving Period ends on August 31, 1998, but in either case principal with respect to the Variable Base Certificate may be paid earlier or later under certain limited circumstances described in the Pooling and
Servicing Agreement and the Series Supplement. If for one or more months during the VBC Controlled Amortization there are not sufficient funds to pay the Controlled Amortization Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the VBC
Controlled Amortization to make up for such shortfalls, the final payment of principal of the Variable Base Certificate will occur later than the Expected
Final Payment Date.  If the principal of the Fixed Base
Certificates and the
Variable Base Certificate have not been paid in full prior to the September
1999 Distribution Date, the Trustee will use its best efforts to sell or cause to be sold on such Termination Date Receivables (or interests therein) in an amount equal to the interest in the Pool Balance represented by the
Certificates, subject to certain limitations, and shall immediately deposit the Termination Proceeds allocable to the Series 1994-1 Certificateholders'
Interest in the Collection Account. The Termination Proceeds shall be allocated and distributed to the Fixed Base Certificateholders, the Variable
Base Certificateholder and the Holder of the Exchangeable Certificate in accordance with the Pooling and Servicing Agreement and the Series Supplement.

         The transfer of this Certificate shall be registered in the
Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and
Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Variable Base Certificateholder or such Variable Base Certificateholder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Variable Base Certificates in authorized denominations of like aggregate amount will be issued to the designated transferee or transferees.

         The Pooling and Servicing Agreement and the Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the
Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and
Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor
Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided that no such amendment may reduce amounts or delay timing of payments to Certificateholders, change the manner in which interest is calculated without the consent of each affected Certificateholder, reduce the aforesaid percentage without the consent of each affected Certificateholder or adversely affect the rating of any class or series of Certificates without the consent of the holders of at least 50% of the unpaid principal amount of the
Certificates of such class or series. Any such amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such
Holder and upon all future Holders of this Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

         This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title
I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal
Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an
ERISA Plan and that this Certificate was not acquired with the assets of an
ERISA Plan.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH
AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                        GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION, as
                        Depositor



                        Name:
                        Title:


                    CERTIFICATE OF AUTHENTICATION

         This is the Gottschalks Credit Card Master Trust
Variable Base
Class A-2 Credit Card Certificate, Series 1994-1 referred to in the Series
Supplement.


                        BANKERS TRUST COMPANY,
  not in its individual
                        capacity, but solely in its capacity as
Trustee



                        Name:
                        Title:


Dated:
                                                          EXHIBIT
A-3


                  FORM OF SUBORDINATED CERTIFICATE

           THIS CERTIFICATE MAY NOT BE ACQUIRED OR HELD BY
       OR FOR THE ACCOUNT OF AN ERISA PLAN (AS DEFINED BELOW)

    THE GOTTSCHALKS CREDIT CARD MASTER TRUST HAS NOT BEEN
REGISTERED UNDER
THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  THIS CERTIFICATE
HAS NOT BEEN
REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY
STATE
SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN
THE ABSENCE
OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.  THE TRANSFER,
ASSIGNMENT,
EXCHANGE, PLEDGE OR OTHER CONVEYANCE OF THIS CERTIFICATE IS NOT
PERMITTED
EXCEPT IN COMPLIANCE WITH THE TERMS AND CONDITIONS SET FORTH IN
THE POOLING
AND SERVICING AGREEMENT AND 1994-1 SERIES SUPPLEMENT TO THE
POOLING AND
SERVICING AGREEMENT UNDER WHICH THIS CERTIFICATE IS ISSUED
(COPIES OF WHICH
ARE AVAILABLE FROM THE TRUSTEE UPON REQUEST).  ANY TRANSFEREE OF
THIS
CERTIFICATE IS DEEMED AS OF THE DATE OF SUCH TRANSFER TO MAKE
CERTAIN
REPRESENTATIONS RELATING TO ERISA AND OTHER MATTERS.


                GOTTSCHALKS CREDIT CARD MASTER TRUST
                      SUBORDINATED CERTIFICATE
                            SERIES 1994-1

         This certifies that GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION
(the "Subordinated Certificateholder") is the registered owner of a fractional undivided interest not allocated to the Investors' Interest or the
Exchangeable Interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of March 30, 1994
(the "Pooling and Servicing Agreement"), as amended, supplemented or otherwise modified from time to time, and the 1994-1 Series Supplement to the Pooling and Servicing Agreement, dated as of March 30, 1994 (the "Series Supplment"), among Gottschalks Credit Receivables Corporation, as depositor (the
"Depositor"), Gottschalks Inc., as servicer (the "Servicer"), and
Bankers
Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement or the Series Supplement, as applicable.

         The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9-306 of the UCC as in effect in the State of California, and Recoveries), (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

         This Certificate is issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the
Series Supplement. By acceptance hereof, the Subordinated Certificateholder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series Supplement, as each may be amended, supplemented or otherwise modified from time to time. This Certificate does not purport to summarize the Pooling and Servicing Agreement or the Series
Supplement and reference is made to the Pooling and Servicing Agreement and the Series Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing
Agreement and the Series Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany
Street, New York, New York 10006, Attention: Corporate Trust &
Agency Group,
Structured Finance Team.

         The Pooling and Servicing Agreement and the Series Supplement may be amended from time to time, in certain circumstances, by the Servicer, the
Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and
Servicing Agreement and the Series Supplement may also be amended from time to time by the Servicer, the Depositor and the Trustee, with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor
Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders.
Any such
amendment and any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this
Certificate and of any Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

         This Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title
I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Internal
Revenue Code) organized in a jurisdiction having prohibitions on transactions with such governmental plan similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan. By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not an
ERISA Plan and that this Certificate was not acquired with the assets of an
ERISA Plan.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH
AND
GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

    IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.


                        GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION, as
                        Depositor



                        Name:
                        Title:


                    CERTIFICATE OF AUTHENTICATION

         This is the Gottschalks Credit Card Master Trust
Subordinated
Certificate, Series 1994-1 referred to in the Series Supplement.


                        BANKERS TRUST COMPANY,
  not in its individual
                        capacity, but solely in its capacity as
Trustee



                        Name:
                        Title:


Dated:

EXHIBIT B

                FORM OF DISTRIBUTION DATE STATEMENT

               _____________________________________

               GOTTSCHALKS CREDIT CARD MASTER TRUST
                          (SERIES 1994-1)
               ____________________________________

         Under the Pooling and Servicing Agreement, dated as of March 30,
1994 (as amended, modified or supplemented, the "Pooling and Servicing
Agreement"), among Gottschalks Credit Receivables Corporation, as depositor
(the "Depositor"), Gottschalks, Inc., as servicer (the
"Servicer") and Bankers
Trust Company, as trustee (the "Trustee"), as amended and supplemented by the
Series 1994-1 Supplement, dated as of March 30, 1994, among the
Depositor, the
Servicer and the Trustee, the Servicer is required to prepare certain information for each Distribution Date regarding current distributions to the
Holders of the Fixed Base Certificates and the Holder of the Variable Base
Certificate (the "Investor Certificateholders") and the performance of the
Gottschalks Credit Card Master Trust (the "Trust") during the
Related
Collection Period. The information which is required to be prepared with respect to the ___________, 199_ Distribution Date and with respect to the performance of the Trust during the Related Collection Period for such
Distribution Date is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate.
Certain other information is presented based on the aggregate amounts for the
Trust as a whole.

(A) Information Regarding the Current Monthly Distribution for the
    Fixed Base Certificates and the Variable Base Certificate
(stated
    on the basis of $1,000 original principal amount).

    (1)       The total amount of the distribution to Investor
              Certificateholders on the current Distribution
Date,
              per $1,000 original principal amount:. . .
.$__________

    (2) The amount of the distribution set forth in paragraph
              1 above in respect of interest on the Fixed Base
              Certificates, per $1,000 original principal amount:$__________

    (3) The amount of the distribution set forth in paragraph
              1 above in respect of principal on the Fixed Base
              Certificates, per $1,000 original principal amount:$__________

    (4)       The amount of the distribution set forth in
paragraph
              1 above in respect of the Make Whole Premium, if
any,
              in respect of the Fixed Base Certificates, per
$1,000
              original principal amount: . . . . . . . .
.$__________

    (5) The amount of the distribution set forth in paragraph
              1 above in respect of interest on the Variable Base
              Certificate, per $1,000 original principal amount:$__________

    (6) The amount of the distribution set forth in paragraph
              1 above in respect of principal on the Variable
Base
              Certificate, per $1,000 original principal amount:$__________

    (7)       The amount of the distribution set forth in
paragraph
              1 above in respect of VBC Unutilized Commitment Fee
on
              the Variable Base Certificate, per $1,000 original
              principal amount:. . . . . . . . . . . . .
.$__________

(B) Information Regarding the Unpaid Monthly Interest, Fees and
Make
    Whole Premium for the Fixed Base Certificates and the
Variable
    Base Certificate.

    (1)       Amount of interest due on the current Distribution
              Date with respect to the Fixed Base
Certificates$__________

    (2)       Amount of interest to be distributed on the current
              Distribution Date to the Holders of the Fixed Base
              Certificates . . . . . . . . . . . . . . .
.$__________

    (3)       Amount, if any, of unpaid monthly interest for the
              current Interest Period with respect to the Fixed
Base
              Certificates . . . . . . . . . . . . . . .
.$__________

    (4)       Amount of interest due on the current Distribution
              Date with respect to the Variable Base
Certificate$__________

    (5)       Amount of interest to be distributed on the current
              Distribution Date to the Holder of the Variable
Base
              Certificate. . . . . . . . . . . . . . . .
.$__________

    (6)       Amount, if any, of unpaid monthly interest for the
              current Interest Period with respect to the
Variable
              Base Certificate . . . . . . . . . . . . .
.$__________

    (7)       Amount of Make Whole Premium due on the current
              Distribution Date with respect to the Fixed Base
              Certificates . . . . . . . . . . . . . . .
.$__________

    (8)       Amount of Make Whole Premium to be distributed on
the
              current Distribution Date to the Holders of the
Fixed
              Base
              Certificates . . . . . . . . . . . . . . .
.$__________

    (9)       Amount, if any, of unpaid Make Whole Premium for
the
              current Interest Period with respect to the Fixed
Base
              Certificates . . . . . . . . . . . . . . .
.$__________

    (10)      Amount of VBC Unutilized Commitment Fee due on the
              current Distribution Date with respect to the
Variable
              Base Certificate . . . . . . . . . . . . .
.$__________

    (11) Amount of VBC Unutilized Commitment Fee to be distributed on the current Distribution Date to the Holder of the Variable Base Certificate. .
.$__________

    (12)      Amount, if any, of unpaid VBC Unutilized Commitment
              Fee for the current Interest Period with respect to
              the Variable Base Certificate. . . . . . .
.$__________

(C) Information Regarding the
    Performance of the Trust.

    (1)       Collection of Receivables.

              The aggregate amount of payments on Receivables
              processed for the Related Collection Period which
were
              allocated in respect of the Investor Certificates
of
              all Series:. . . . . . . . . . . . . . . .
.$__________

              The aggregate amount of payments on Receivables
              processed for the Related Collection Period which
were
              allocated in respect of the Series 1994-1 Investor
              Certificates:. . . . . . . . . . . . . . .
.$__________

    (2)       Collection of Principal Receivables.

              The aggregate amount of payments on Principal
              Receivables processed during the Related Collection
              Period which were allocated in respect of the Fixed
              Base Certificates: . . . . . . . . . . . .
.$__________

              The aggregate amount of payments on Principal
              Receivables processed during the Related Collection
              Period which were allocated in respect of the
Variable
              Base Certificate:. . . . . . . . . . . . .
.$__________

    (3)       Collection of Finance Charge Receivables.

              The aggregate amount of payments of Finance Charge
              Receivables processed during the Related Collection
              Period which were allocated in respect of the
interest
              on the Fixed Base Certificates:. . . . . .
.$__________

              The aggregate amount of payments of Finance Charge
              Receivables processed during the Related Collection
              Period which were allocated in respect of interest
on
              the Variable Base Certificate: . . . . . .
.$__________

              The aggregate amount of Finance Charge Receivables processed during the Related Collection Period that constitute Recoveries on Defaulted
Receivables:$__________

    (4)       Principal Receivables in the Trust.

              The aggregate amount of Principal Receivables in the
              Trust as of the end of the Related Collection
Period:$__________

              The amount of Principal Receivables in the Trust
              represented by the Invested Amount of the
Certificates
              of all Series: . . . . . . . . . . . . . .
.$__________

              The amount of Principal Receivables in the Trust represented by the Required Series Pool Balance of the
              Series 1994-1 Investor Certificates: . . .
.$__________

              The amount of Principal Receivables in the Trust
              represented by the Fixed Base Certificates (the
"FBC
              Invested Amount"). . . . . . . . . . . . .
.$__________

              The amount of Principal Receivables in the Trust
              represented by the Variable Base Certificate (the
"VBC
              Invested Amount"). . . . . . . . . . . . .
.$__________

              The amount of Principal Receivables in the Trust
              represented by the Subordinated Certificate (the
              "Subordinated Invested Amount"). . . . . .
.$__________

              The Subordinated Invested Amount as a percentage of
              the Required Series Pool Balance of the Series
1994-1
              Certificates . . . . . . . . . . . . . . . . . .
.____%

              The FBC Allocation Percentage with respect to the
              Principal Receivables in the Trust for the current
              Distribution Date. . . . . . . . . . . . . . . .
 %

              The VBC Allocation Percentage with respect to the
              Principal Receivables in the Trust for the current
              Distribution Date. . . . . . . . . . . . . . . .
 %

              The Subordinated Allocation Percentage with respect
to
              the Principal Receivables in the Trust for the
current
              Distribution Date. . . . . . . . . . . . . . . .
 %

    (5)       Delinquent Receivables.

              The amount of Receivables in the Accounts which were
              30 or more days delinquent as of the end of the Related Collection Period:

                   30-59 days: . . . . . . . . . . . . .
.$__________

                   60-89 days: . . . . . . . . . . . . .
.$__________

                   90-119 days:. . . . . . . . . . . . .
.$__________

                   120-149 days: . . . . . . . . . . . .
.$__________

                   150-179 days: . . . . . . . . . . . .
.$__________

                   180-209 days: . . . . . . . . . . . .
.$__________

                   210 or more days: . . . . . . . . . .
.$__________

              The percentage of Receivables in the Accounts which were 30 or more days delinquent as of the end of the
              Related Collection Period:

                   30-59 days: . . . . . . . . . . . . . . . .
.____%

                   60-89 days: . . . . . . . . . . . . . . . .
.____%

                   90-119 days:. . . . . . . . . . . . . . . .
.____%

                   120-149 days: . . . . . . . . . . . . . . .
.____%

                   150-179 days: . . . . . . . . . . . . . . .
.____%

                   180-209 days: . . . . . . . . . . . . . . .
.____%

                   210 or more days: . . . . . . . . . . . . .
.____%

    (6)       Investor Default Amount.

              The Defaulted Amount for the Related Collection
Period$__________

              The portion of the Defaulted Amount allocable to
the
              Series 1994-1 Investor Certificates (the "Investor
              Default Amount") . . . . . . . . . . . . .
.$__________

              The portion of the Defaulted Amount allocable to
the
              Fixed Base Certificates (the "FBC Investor Default
              Amount") . . . . . . . . . . . . . . . . .
.$__________

              The portion of the Defaulted Amount allocable to
the
              Variable Base Certificate (the "Variable Investor
              Default Amount") . . . . . . . . . . . . .
.$__________

              The Senior Investor Default Holdback Amount for the
              Related Collection Period: . . . . . . . .
.$__________

              The amount, if any, by which the sum of the FBC Investor Default Amount and the VBC Investor
Default
              Amount exceeded the Senior Investor Default
Holdback
              Amount . . . . . . . . . . . . . . . . . .
.$__________

              The amount, if any, of Subordinated Principal
              Collections reallocated to the FBC Investor Default
              Amount and the VBC Investor Default Amount on the last
              day of the Related Collection Period . . .
.$__________

              The amount, if any, by which the Senior Investor
              Default Holdback Amount exceeded the sum of the FBC
              Investor Default Amount and the VBC Investor
Default
              Amount . . . . . . . . . . . . . . . . . .
.$__________

              The portion of the Defaulted Amount allocable to
the
              Subordinated Certificate . . . . . . . . .
.$__________

              The Subordinated Investor Default Holdback Amount
for
              the Related Collection Period: . . . . . .
.$__________

              The amount, if any, by which the Subordinated
Investor
              Default Amount exceeded the Subordinated Investor
              Default Holdback Amount. . . . . . . . . .
.$__________

              The amount, if any, by which the Subordinated
Investor
              Default Holdback Amount exceeded the sum of the Subordinated Investor Default Amount . . .
.$__________

    (7)       Investor Charge-Offs; Reimbursement of Charge-Offs.

              The amount of FBC Investor
              Charge-Offs. . . . . . . . . . . . . . . .
.$__________

              The amount of FBC Investor Charge-Offs per $1,000
              original principal amount. . . . . . . . .
.$__________

              The amount of VBC Investor
              Charge-Offs. . . . . . . . . . . . . . . .
.$__________

              The amount of VBC Investor Charge-Offs per $1,000
              original principal amount. . . . . . . . .
.$__________

              The amount of Subordinated Investor
Charge-Offs$__________

              The amount of Subordinated Investor Charge-Offs per
              $1,000 original principal amount . . . . .
.$__________

              The amount of FBC Investor Charge-Offs
reimbursed$__________

              The amount of FBC Investor Charge-Offs reimbursed
per
              $1,000 original principal amount . . . . .
.$__________

              The amount of VBC Investor Charge-Offs
reimbursed$__________

              The amount of VBC Investor Charge-Offs reimbursed
per
              $1,000 original principal amount . . . . .
.$__________

              The amount of Subordinated Investor Charge-Offs
              reimbursed . . . . . . . . . . . . . . . .
.$__________

              The amount of Subordinated Investor Charge-Offs reimbursed per $1,000 original principal amount$__________

    (8)       Servicing Fee.

              The amount of the Monthly Senior Servicing Fee due to
              the Servicer for the Related Collection
Period$__________

              The amount of the Monthly Senior Servicing Fee payable
              to the Servicer for the Related Collection
Period$__________

              The amount of the unpaid Monthly Senior Servicing
Fee
              for the Related Collection Period. . . . .
.$__________

              The amount of the Monthly Subordinated Servicing
Fee
              due to the Servicer for the Related Collection
Period$__________

              The amount of the Monthly Subordinated Servicing
Fee
              payable to the Servicer for the Related Collection
              Period . . . . . . . . . . . . . . . . . .
.$__________

              The amount of the unpaid Monthly Subordinated
              Servicing Fee for the Related Collection
Period$__________

    (9)       Reallocated Principal Collections.

              The amount of Finance Charge Collections
reallocated
              to Principal Collections with respect to the
current
              Distribution Date. . . . . . . . . . . . .
.$__________

    (10)      Retained Amount Account.

              Balance of the Retained Amount Account on the Determination Date for the Preceding Collection
Period$__________

              The FBC Component of all amounts deposited into the
              Retained Amount Account since the Determination
Date
              for the preceding Distribution Date. . . .
.$__________

              The VBC Component of all amounts deposited into the
              Retained Amount Account since the Determination
Date
              for the preceding Distribution Date. . . .
.$__________

              The Subordinated Component of all amounts deposited into the Retained Amount Account since the Determination Date for the preceding Distribution
Date$__________

              The FBC Component of all amounts withdrawn from the
              Retained Amount Account since the Determination
Date
              for the preceding Distribution Date. . . .
.$__________

              The VBC Component of all amounts withdrawn from the
              Retained Amount Account since the Determination
Date
              for the preceding Distribution Date. . . .
.$__________

              The Subordinated Component of all amounts withdrawn from the Retained Amount Account since the Determination Date for the preceding Distribution
Date$__________

              The amount on deposit in the Retained Amount
Account
              as of the Determination Date for the current
              Distribution
              Date . . . . . . . . . . . . . . . . . . .
.$__________

              The FBC Component of all amounts on deposit in the
              Retained Amount Account as of the Determination
Date
              for the current Distribution Date  . . . .
.$__________

              The VBC Component of all amounts on deposit in the
              Retained Amount Account as of the Determination
Date
              for the current Distribution Date  . . . .
.$__________

              The Subordinated Component of all amounts on
deposit
              in the Retained Amount Account as of the
Determination
              Date for the current Distribution
              Date . . . . . . . . . . . . . . . . . . .
.$__________

    (11)      Prepayment Account.

              The Balance of the Prepayment Account on the Determination Date for the Preceding Collection
Period$__________

              Amounts deposited into the Prepayment Account since
              the Determination Date for the Preceding
Distribution
              Date . . . . . . . . . . . . . . . . . . .
.$__________

              Balance of the Prepayment Account on the date hereof$__________

              The amount to be withdrawn from the Prepayment
Account
              and paid to the Holder of the Variable Base
              Certificate on this Distribution Date. . .
.$__________

    (12)      Spread Account.

              The balance of the Spread Account on the Determination
              Date for the Preceding Collection Period .
.$__________

              Spread Requirement for the Related Collection
Period
              [see item 13
              below] . . . . . . . . . . . . . . . . . .
.$__________

              Amounts, if any, deposited into the Spread Account
              since the Determination Date for the Preceding
              Distribution Date. . . . . . . . . . . . .
.$__________

              The amount, if any, to be withdrawn from the Spread
              Account on this Distribution Date  . . . .
.$__________

              The balance of the Spread Account as of the Determination Date for the current Distribution
Date$__________

    (13)      Portfolio Yield/Spread Requirement.

              The Portfolio Yield for the Preceding Collection
              Period . . . . . . . . . . . . . . . . . . . . .
.____%

              The Base Rate plus 0.5% for the Preceding
Collection
              Period . . . . . . . . . . . . . . . . . . . . .
.____%

              The Portfolio Yield for the Preceding Collection
              Period minus the sum of the Base Rate for the
              Preceding Collection Period plus 0.5% [is] [is not]
              greater than zero. . . . . . . . . . . . . .
.[Yes][No]

              The Portfolio Yield for the second preceding
              Collection Period. . . . . . . . . . . . . . . .
.____%

              The Base Rate plus 0.5% for the second preceding
              Collection Period. . . . . . . . . . . . . . . .
.____%

              The Portfolio Yield for the second preceding
              Collection Period minus the sum of the Base Rate
for
              the second preceding Collection Period plus 0.5%
[is]
              [is not] greater than zero . . . . . . . . .
.[Yes][No]

              The Spread Requirement is zero unless the Portfolio Yield in each of the two preceding Collection
Periods
              was less than the sum of the Base Rate in each such Collection Period plus 0.5%, in which case the
Spread
              Requirement shall be the sum of the following amounts:

                   The Monthly Senior Servicing Fee for the
                   Preceding Collection Period . . . . .
.$__________

                   The FBC Monthly Interest for the Preceding
                   Collection Period . . . . . . . . . .
.$__________

                   The FBC Carryover Interest for the
                   Preceding Collection Period . . . . .
.$__________

                   The VBC Monthly Interest for the Preceding
                   Collection Period . . . . . . . . . .
.$__________

                   The VBC Carryover Interest for the
                   Preceding Collection Period . . . . .
.$__________

                   The VBC Unutilized Commitment Fee for the
                   Preceding Collection Period . . . . .
.$__________

                   The VBC Carryover Unutilized Commitment
                   Fee for the Preceding Collection
Period$__________

              Spread Requirement . . . . . . . . . . . .
.$__________

    (14)      Successor Servicer Account.

              Face Amount, if any, of any letter of credit issued to
              cover Successor Servicer replacement costs
.$__________

              Balance of the Successor Servicer Account on the Determination Date for the Preceding Collection
Period$__________

              Amounts, if any, deposited into the Successor
Servicer
              Account since the Determination Date for the
Preceding
              Distribution Date. . . . . . . . . . . . .
.$__________

              The amount on deposit in the Successor Servicer
              Account as of the Determination Date for the
current
              Distribution Date. . . . . . . . . . . . .
.$__________

              The amount, if any, to be withdrawn from the
Successor
              Account on this Distribution Date  . . . .
.$__________

    (15)      Discount Rate.

              The Discount Rate in effect on the prior
Determination
              Date . . . . . . . . . . . . . . . . . . . . . .
.____%

              The Additional Discount Rate determined on the
prior
              Reset Date . . . . . . . . . . . . . . . . . . .
.____%

              Other changes, if any, to the Discount Rate since
the
              prior Determination Date . . . . . . . . . . . .
.____%

              Discount Rate as of the current Determination
Date____%

    (16)      Early Amortization Event Triggers.

              Section 7.01(e) of Series 1994-1 Supplement.

              [Not applicable until the Determination Date following
              the June, 1994 Collection Period]

              The aggregate balance of all Eligible Receivables
that
              were 90 days or more past due at the end of the Related Collection Period as a percentage of the
Pool
              Balance. . . . . . . . . . . . . . . . . . . . .
.____%

              The aggregate balance of all Eligible Receivables
that
              were 90 days or more past due at the end of the Preceding Collection Period as a percentage of the
              Pool Balance . . . . . . . . . . . . . . . . . .
.____%

              The aggregate balance of all Eligible Receivables
that
              were 90 days or more past due at the end of the
second
              preceding Collection Period as a percentage of the
              Pool Balance . . . . . . . . . . . . . . . . . .
.____%

              The aggregate balance of all Eligible Receivables that
              were 90 days or more past due at the end of the Related Collection Period and each of the two preceding Collection Periods as a percentage of the Pool Balance [did not exceed] [exceeded] 1.5%

              Section 7.01(f) of Series 1994-1 Supplement.

              [Not applicable until the Determination Date following
              the June, 1994 Collection Period]

              The Portfolio Yield for the Related Collection
Period____%

              The Portfolio Yield for the Preceding Collection
              Period . . . . . . . . . . . . . . . . . . . . .
.____%

              The Portfolio Yield for the second preceding
              Collection Period. . . . . . . . . . . . . . . .
.____%

              The average Portfolio Yield for the three most
recent
              Collection Periods . . . . . . . . . . . . . . .
.____%

              Base Rate for the Related Collection Period. . .
.____%

              The average Portfolio Yield for the Related
Collection
              Period and the two preceding Collection Periods minus
              the Base Rate for the Related Collection Period
[was]
              [was not] greater than zero

              Section 7.01(g) of Series 1994-1 Supplement.

              The number of consecutive days during which the
              balance of the Retained Amount Account was greater
              than $2,500,000. . . . . . . . . . . . . . . . . .
____

              The number of consecutive days during which the balance of the Retained Amount Account was greater than $2,500,000 [exceeded] [did not exceed] 60 days

              Section 7.01(i) of Series 1994-1 Supplement.

              The Subordinated Invested Amount on the current
              Distribution Date will be. . . . . . . . .
.$__________

              The Subordinated Invested Amount on the current
              Distribution Date [is greater] [is less] than zero

              Section 7.01(j) of Series 1994-1 Supplement.

              [Not applicable until the Determination Date following
              the June, 1994 Collection Period]

              The Defaulted Amount (net of Recoveries) as a
              percentage of the average Receivables outstanding
for
              the Related Collection Period. . . . . . . . . .
.____%

              The Defaulted Amount (net of Recoveries) as a
              percentage of the average Receivables outstanding
for
              the Preceding Collection Period. . . . . . . . .
.____%

              The Defaulted Amount (net of Recoveries) as a
              percentage of the average Receivables outstanding
for
              the second preceding Collection Period . . . . .
.____%

              The Defaulted Amount (net of Recoveries) as a percentage of the average Receivables outstanding for
              the Related Collection Period and each of the two preceding Collection Periods [was] [was not]
greater
              than 7%

              Section 7.01(l) of Series 1994-1 Supplement.

              [Not applicable until the Determination Date following
              the June, 1994 Collection Period]

              The monthly payment rate for the Related Collection
              Period . . . . . . . . . . . . . . . . . . . . .
.____%

              The monthly payment rate for the Preceding
Collection
              Period . . . . . . . . . . . . . . . . . . . . .
.____%

              The monthly payment rate for the second preceding
              Collection Period. . . . . . . . . . . . . . . .
.____%

              The average monthly payment rate for the three
              preceding Collection Periods . . . . . . . . . .
.____%

              The average monthly payment rate for the three
              preceding Collection Periods [was not] [was] less
than
              10%

              To the best knowledge of the undersigned, an Early
Amortization
              Event [has] [has not] occurred with respect to the Series 1994-1.

              IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ______________, 199_.

                                  GOTTSCHALKS INC.,
                                    as Servicer



                                  By:________________________
                                     Servicing Officer

EXHIBIT C



[date]





Gottschalks Credit Receivables Corporation
7 River Place East
Fresno, California  93729

Bankers Trust Company
  as Trustee
Four Albany Street
New York, New York 10015

Gentlemen:

              Reference is made to that certain Certificate Purchase Agreement dated as of March 30, 1994 (the "Certificate Purchase Agreement") between
Gottschalks Credit Receivables Corporation ("GCRC") as seller,
Gottschalks
Inc. ("Gottschalks") and [name of transferee] ("Transferee") pursuant to which
Transferee, upon the terms and conditions therein set forth, purchased a ____%
Fixed Base Class ____ Credit Card Certificate, Series _____, in the original face amount of $[amount] (the "Trust Certificate"). Capitalized terms used herein and not defined have the meaning given in that certain Pooling and
Servicing Agreement dated as of March 30, 1994 among GCRC as depositor,
Gottschalks as servicer and Bankers Trust Company as trustee.


              In connection with such purchase, Transferee represents and warrants that (i) it is acquiring its Trust Certificate solely for its own account (or for accounts as to which to exercises investment discretion) for the purpose of investment only and not with a view to distribution in violation of the Securities Act of 1933 (the "Act"), and will not sell or otherwise transfer such Trust Certificate in the absence of registration under the Act or an exemption therefrom, provided that the disposition of its property shall at all time be and remain within its control and
(ii) it is a
corporation, partnership or other entity having such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in its Trust Certificate and it is (or any account for which it is purchasing referred to in (i) above is) an institutional accredited investor within the meaning of Rule 501 of the Act able to bear the economic risk of investment in its Trust Certificate, including a complete loss, while maintaining adequate means of providing for its current needs and foreseeable contingencies.


                                  Sincerely yours,

                                  [name of transferee]



                                  By:________________________
                                     Name:
                                     Title:

EXHIBIT B




                        FORM OF DAILY REPORT

EXHIBIT B
                FORM OF DAILY SERVICER'S CERTIFICATE

                       For _____________, 199_

(To be delivered pursuant to Subsection 3.04(b)of the Agreement on each
Business Day)


                GOTTSCHALKS CREDIT CARD MASTER TRUST


              The undersigned, a duly authorized representative of Gottschalks
Inc., as servicer (the "Servicer") pursuant to the Pooling and Servicing
Agreement, dated as of March 30, 1994 (the "Agreement"), by and among
Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), the Servicer and Bankers Trust Company, as trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement. All information contained in this
    Daily Report (and the attached annexes) is for the period from the commencement of business from the preceding Business Day through the close of business on the day preceding the date on which this report is dated.

2. Gottschalks Inc. is as of the date hereof the Servicer under the
    Agreement.

3.  The undersigned is a Servicing Officer.

4.  The aggregate amount of Collections received since the
commencement
    of business on the preceding Business Day: . . . . .
$__________.

5.  The aggregate amount of Collections processed since the
commencement
    of business on the preceding Business Day: . . . . .
$__________.

6.  A.        The aggregate amount of processed Collections
allocated to Finance
              Charge Receivables (including the Discount Portion
of Principal
              Collections processed on such date):. . . . .
$__________.

    B.        The aggregate amount of processed Collections
allocated to
              Principal
              Receivables (before deducting the Discount Portion
of Principal
              Collections processed on such date):. . . . .
.$__________.

    C.        The aggregate Discount Portion of processed
Principal Collections:$___________

    D.        The aggregate amount of processed Collections
allocated to
              Principal
              Receivables (less the Discount Portion of Principal
Collections
              processed on such date):. . . . . .. . . .
$__________.

    E.        The cumulative Discount Portion of processed
Principal Collections
              from March 30, 1994: . . . . . . . . . . . . . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.$__________.

7.  The aggregate amount of Collections currently in process . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.$__________.

8.  The aggregate amount of Defaulted Receivables since the
commencement
    of business on the preceding Business Day was equal to . . .
. . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.$__________.

9. On the date hereof, ____ Series of Investor Certificates have been issued and are outstanding.

10. On the date hereof, the Adjusted Invested Amount for each outstanding
    Series is as follows:






Series


Invested Amount(1)


Retained Cash(2)
     Adjusted
  Invested Amount(3)


1994-1
$
$
$



$
$
$


etc.
$
$
$

    ______________
    (1) For Series 1994-1, "Invested Amount" is the sum of the FBC
              Invested Amount, the VBC Invested Amount and the
Subordinated
              Invested Amount.
    (2) Cash on deposit in any Series Account that is available to supplement Principal Collections (e.g., Retained
Amount Account
              and Prepayment Account).
    (3) For each Series, the sum of the Invested Amount and the Retained
              Cash for such Series.

11. On the date hereof, the Series Allocation Percentage for each Series is as follows:

                   Series         Series Allocation Percentage(1)
                   1994-1                             ____%
                   ______                           ____%
                   etc.
    ____________
    (1) For each Series, the Adjusted Invested Amount for such
              Series divided by the sum of the Adjusted Invested Amounts for all Series.

12. On the date hereof, the Finance Charge Collections processed since the commencement of business on the preceding Business Day
(including the
    Discount Portion of Principal Collections processed on such date) shall
    be allocated among the Series as follows:

                   Series         Finance Charge Collections(1)
                   1994-1         $_________________
                   ______         $_________________
                   etc.
    ____________
    (1)       For each Series, the product of the Series
Allocation
              Percentage for such Series and the amount in item
6A
              for such Series.

13. On the date hereof, the Principal Collections processed since the commencement of business on the preceding Business Day (less the
    Discount Portion of Principal Collections processed on such date) shall
    be allocated among the Series as follows:

                   Series         Principal Collections(1)
                   1994-1         $_________________
                   ______         $_________________
                   etc.
    ____________
    (1)       For each Series, the product of the Series
Allocation
              Percentage for such Series and the amount in item
6D
              for such Series.

14. As of the close of Business on the last day of the Preceding
Collection
    Period, the Required Series Pool Balance for each Series was:

                   Series           Required Series Pool Balance
                   1994-1           $_____________
                   ______           $_____________
                   etc.]

15. As of the close of Business on the last day of the Preceding
Collection
    Period, the Series Pool Balance for each Series (or, if any
Series
    contains more than one Class, each Class or component thereof) was:

                   Series         Series Pool Balance
                   1994-1         $_____________
                   ______         $_____________
                   etc.]

16. As of the close of Business on the last day of the Preceding
Collection
    Period, the Invested Amount for each Series (or, if any Series contains more than one Class, each Class or component thereof) was:

                   Series    Class/Component            Invested
Amount
                   1994-1    A-1
$_____________
                   1994-1    A-2                   $_____________
                   1994-1    Subordinated(FBC)     $_____________
                   1994-1    Subordinated(VBC)     $_____________
                   ______
$_____________
                   etc.]

17. On the date hereof, the Floating Allocation Percentage for each Series
    (or, if any Series contains more than one Class, each Class or component thereof) is as follows [item 14/item 15]:

                   Series    Class/Component       Floating
Allocation
Percentage
                   1994-1    A-1
____%
                   1994-1    A-2                   ____%
                   1994-1    Subordinated(FBC)     ____%
                   1994-1    Subordinated(VBC)     ____%
                   ______
____%
                   etc.]

18. On the date hereof, the Principal Allocation Percentage for each Series
    (or, if any Series contains more than one Class, each Class or component thereof) is as follows [item 16/item 14]:

                                                  Principal
                   Series    Class/Component       Allocation
Percentage
                   1994-1    A-1
____%
                   1994-1    A-2                   ____%
                   1994-1    Subordinated(FBC)     ____%
                   1994-1    Subordinated(VBC)     ____%
                   ______
____%
                   etc.]

[19.          The Required Series Pool Balance for each Series
(or, if any Series
              contains more than one Class, each Class or
component thereof) as of the
              last day of its Revolving Period is as follows:

                   Series    Class/Component    Required Series
Pool Balance
                   1994-1    A-1
$__________________
                   1994-1    A-2
$__________________
                   1994-1    Subordinated(FBC)
$__________________
                   1994-1    Subordinated(VBC)
$__________________
                   ______
$__________________
                   etc.]

[Applicable only for any Series or Class or component thereof during a
Controlled Amortization Period or an Early Amortization Period.]

[20.          The Invested Amount for each Series (or, if any
Series contains more
              than one Class, each Class or component thereof) as
of the last day of
              its Revolving Period is as follows:

                   Series    Class/Component    Invested Amount
                   1994-1    A-1                $______________
                   1994-1    A-2                $______________
                   1994-1    Subordinated(FBC)  $______________
                   1994-1    Subordinated(VBC)  $______________
                   ______                       $______________
                   etc.]

[Applicable only for any Series or Class or component thereof during a
Controlled Amortization Period or an Early Amortization Period.]

[21.          On the date hereof, the Fixed/Floating Allocation
Percentage for each
              Series (or, if any Series contains more than one
Class, each Class or
              component thereof) is as follows [item 19/item 15]:

                                                 Fixed/Floating
                   Series    Class/Component       Allocation
Percentage
                   1994-1    A-1
____%
                   1994-1    A-2                   ____%
                   1994-1    Subordinated(FBC)     ____%
                   1994-1    Subordinated(VBC)     ____%
                   ______
____%
                   etc.]

[Applicable only for any Series or Class or component thereof during a
Controlled Amortization Period or an Early Amortization Period.]

[22.          On the date hereof, the Principal Allocation
Percentage for each Series
              (or, if any Series contains more than one Class,
each Class or component
              thereof) is as follows [item 20/item 19]:

                                                  Principal
                   Series    Class/Component       Allocation
Percentage
                   1994-1    A-1
____%
                   1994-1    A-2                   ____%
                   1994-1    Subordinated(FBC)     ____%
                   1994-1    Subordinated(VBC)     ____%
                   ______
____%
                   etc.]

[Applicable only for any Series or Class or component thereof during a
Controlled Amortization Period or an Early Amortization Period.]

23. The Finance Charge Collections allocated in item 12 above to each Series
    (or, if any Series contains more than one Class, each Class or component thereof) shall be further allocated among the Investor
Certificates of
    that Series or Class or component thereof and the Exchangeable
    Certificate as follows:






Series/Class/Component

Finance Charge

Collections

Investor

Certificate(1)

Exchangeable

Certificate(2)


1994-1/A-1
$
$
$


1994-1/A-2
$
$
$


1994-1/Subordinated(FBC)
$
$
$


1994-1/Subordinated(VBC)
$
$
$


______
$
$
$


etc.
$
$
$

_________
(1) For each Series, the product of the amount in item 12 and the percentage in item 18 for such Series or Class or component thereof multiplied by the percentage in item 17 for such Series or Class or component thereof.
(2) For each Series or Class or component thereof, the difference, if greater than zero, between the amount in column 2 for such Series or
    Class or component thereof and the amount in column 3 for such Series or
    Class or component thereof.

24. The Principal Collections allocated in item 13 above to each Series (or, if any Series contains more than one Class, each Class or component thereof) shall be further allocated among the Investor
Certificates of
    that Series or Class or component thereof and the Exchangeable
    Certificate as follows:






Series/Class/Component

Principal

Collections

Investor

Certificate(1)

Exchangeable

Certificate(2)


1994-1/A-1
$
$
$


1994-1/A-2
$
$
$


1994-1/Subordinated(FBC)
$
$
$


1994-1/Subordinated(VBC)
$
$
$


______
$
$
$


etc.
$
$
$

____________
(1) For each Series (or, if any Series contains more than one
Class, each
    Class or component thereof), the product of the amount in
item 13 and
    (x) during the Revolving Period for a Series or Class or component thereof, the percentage in item 18 for such Series or Class or component thereof multiplied by the percentage in item 17 for such Series or Class or component thereof or (y) during the Controlled
Amortization Period
    and Early Amortization Period for a Series or Class or component thereof, the percentage in item 21 for such Series or Class or component thereof multiplied by the percentage in item 22 for such Series or Class or component thereof.
(2) For each Series (or, if any Series contains more than one
Class, each
    Class or component thereof), the difference, if greater than zero, between the amount in column 2 for such Series or Class or component thereof and the amount in column 3 for such Series or Class or component thereof.

25. As of the close of business on the second preceding Business
Day, the
    aggregate of the Principal Receivables conveyed to the Trust that are
    Eligible Receivables is: . . . . . . . . . . . . . .
$__________.

26. As of the close of business on the second preceding Business
Day, the
    aggregate of the Principal Receivables (less the aggregate
Discount
    Portion of such Principal Receivables) conveyed to the Trust that are
    Eligible Receivables is: . . . . . . . . . . . . . .
$__________.

27. As of the close of business on the preceding Business Day, the aggregate
    of the Principal Receivables (before deducting the Discount
Portion of
    new Receivables conveyed to the Trust on such date) conveyed to the
    Trust that are Eligible Receivables is:. . . . . . .
$__________.

28. The aggregate amount of new Receivables that are Eligible
Receivables
    generated from the close of business on the second preceding
Business
    Day through the close of business on the preceding Business
Day is [item
    27 - item 25 + item 6B]: . . . . . . . . . . . . . .
$__________.

29. As of the preceding Business Day, the Discount Rate was. .
____%.

30. A.        The Discount Portion of the new Receivables is
[item 28 x item
29]: . . . . . . . . . . . . . . . . . . . . . . . . . .
$__________.

    B. The aggregate amount of new Receivables that are Eligible
              Receivables generated from the close of business on the second preceding Business Day through the close of business on the close of business on the preceding Business Day (less the Discount
              Portion of the new Receivables is [item 28 - item
30A]:$__________.

    C.        The cumulative Discount Portion from March 30,
1994:$__________.

31. As of the close of Business on the preceding Business Day, the Pool
    Balance
    is [item 26 - item 6.D + item 30.B.]:. . . . . . . .
$__________.

32. As of the close of Business on the preceding Business Day, the Series
    Pool Balance for each Series is as follows [item 30 x item
11]:

                   Series         Series Pool Balance
                   1994-1         $_________________
                   ______         $_________________
                   etc.

33. As of the close of business on the preceding Business Day, the amount, if any, by which the sum of the Series Pool Balance for a Series and the
    amount on deposit in any Retained Amount Account (or similar cash retention account) established for such Series exceeds the Required
    Series Pool Balance for such Series is as follows:

                   Series         Excess, if any
                   1994-1         $__________________
                   ______         $__________________
                   etc.

34. Finance Charge Collections and Principal Collections allocated to each
    Series in accordance with items 12 and 13, respectively, shall be applied as set forth in the respective annex(es) attached to this
    Certificate.

35. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the obligations of the Servicer under the
    Agreement has occurred or is continuing except as follows:
[set forth in
    detail the (i) nature of such default, (ii) the action taken by the
    Depositor and the Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert
"None"].

36. As of the date hereof, to the best knowledge of the undersigned, [no
    Early Amortization Event has occurred and is continuing] [an
Early
    Amortization Event has occurred with respect to Series_____].

              IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ______________, 199_.


GOTTSCHALKS
INC.,

as Servicer




By:_______________________

Servicing
Officer
         Annex A to Exhibit B

Application of Investor Finance Charge
  Collections and Investor Principal
Collections
    allocated to the Series 1994-1


Servicer's Daily Report as of
_____________, 199_

1.  Closing Balance of Collection
Account as of preceding Business Day:$____________
    [To be supplied by Trustee (or
electronically accessed by Servicer)]

2.  Closing Balance of Collection
Account as of second preceding Business
Day
    (less amounts disbursed from the
Collection Account on the preceding
    Business Day):        $____________
    [To be supplied by Trustee (or
electronically accessed by Servicer)]

3.  Cash to be applied [item 1 - item
2]:                       $____________

4.  Such cash shall be applied among the
    Series by multiplying the amount of
    such cash by the Series Allocation
    Percentage for each Series:

                   Series
Cash
                   1994-1
$_________________
                   ______
$_________________
                   etc.

Application of Cash for Series 1994-1.

5.  Cash to be applied [from item 4]:$____________

6.  Distribution to Holder of the
Exchangeable Certificate: $____________

7.  Balance of cash to be retained in
    the Collection Account or applied as
    follows.

8.  Amount to be deposited to Retained
    Amount Account:       $____________

9.  Amount to be deposited to Prepayment
    Account:              $____________

10. Amount to be deposited to Spread
    Account:              $____________

11. Amount to be deposited to Successor
    Servicer Account:     $____________

12. Distribution to Depositor:$____________


[To be completed for future Series as and when such Series are issued.]

Application of Cash for Series       .


              IN WITNESS WHEREOF, the
undersigned has duly executed and
delivered this Certificate this ____ day of ______________, 199_.



                    GOTTSCHALKS INC.,

                      as Servicer





By:_______________________

                       Servicing Officer

         Annex B to Exhibit B

 Daily allocation of Investor Finance
Charge
  Collections and Investor Principal
Collections
    allocated to the Series 1994-1

Data.

1.  Servicer's Daily Report as of: _____________, 199_
2.  Collection Period commencement date:
                    _____________, 199_
3.  Collection Period termination date: _____________, 199_
4.  Assumed Period commencement date: _____________, 199_
5.  Assumed Period termination date: _____________, 199_
6.  Number of days in Assumed Period: _________
7.  Interest Period commencement date: _____________, 199_
8.  Interest Period termination date: _____________, 199_
9.  Number of days in Interest Period: _________
10. FBC Invested Amount as of last day
of Preceding Collection Period: $_______________
11. VBC Invested Amount as of last day
of Preceding Collection Period: $_______________
12. Subordinated Invested Amount as of
last day of Preceding Collection Period: $_______________
13. Required Series Pool Balance as of
last day of Preceding Collection Period: $_______________
    [item 10 + item 11 + item 12]
14. FBC Investor Percentage for the
Related Collection Period:      ______%
    [item 10/(item 10 + item 11)]
15. VBC Investor Percentage for the
Related Collection Period:      ______%
    [item 11/(item 10 + item 11)]
16. FBC Allocation Percentage for the
Related Collection Period:      ______%
    [item 10/item 13]
17. VBC Allocation Percentage for the
Related Collection Period:      ______%
    [item 11/item 13]
18. Subordinated Allocation Percentage
for the Related Collection   Period:______%
    [item 12/item 13]
19. Assumed VBC Invested Amount:
    A.        Servicer [has] [has not]
    received notice from the Depositor
    of its
              intent to (i) draw on the
variable base facility evidenced by the
              Variable Base Certificate or
(ii) prepay the VBC Invested Amount.
    B.        If Servicer has not received
              such notice, Assumed VBC
              Invested Amount
              will be the VBC Invested
Amount as of the preceding Distribution
Date:                  $_______________
    C.        If Servicer has received such
    notice, the Assumed VBC Invested
    Amount:            $_______________
20. Maximum Monthly Senior Servicing
Fee:                   $_______________
    [1/12 x 2.5% x (item 10 + item 19 +
item 12)]
21. Monthly Senior Servicing Fee:$_______________
    [1/12 x 2.5% x item 13; in the case
    of the initial Collection Period
    only,
    1/12 x 2.5% x item 13 x 1/30]
22. FBC Interest Rate:            7.35%
23. FBC Monthly Interest due on Related
Distribution Date:     $_______________
    [1/12 x 7.35% x item 10; in the case
of the initial Collection Period only,
    1/12 x 7.35% x item 10 x 15/30]
24. FBC Monthly Interest previously due
but not distributed on a prior
    Distribution Date: $_______________
25. FBC Additional Interest due on
Related Distribution Date:$_______________
26. FBC Additional Interest previously
due but not distributed on a
    prior Distribution Date:$_______________
27. FBC Carryover Interest for the
Related Collection Period:$_______________
    [item 24 + item 25 + item 26]
28. Maximum VBC Interest Rate:      12%
29. Maximum VBC Monthly Interest for the
current Collection Period:$_______________
    [12% x item 19 x (item 9/360)]
30. Reset Date:        __________, 199_
31. LIBOR on Reset Date:        ______%
32. Spread over LIBOR for Variable Base
Certificate:                         1%
33. VBC Interest Rate for the current
Collection Period:              ______%
    [lesser of (a) item 28 or (b) item
31 + item 32]
34. VBC Monthly Interest for the current
Collection Period:     $_______________
    [item 33 x item 11 x (item 9/360)]
35. VBC Monthly Interest previously due
but not distributed
    on a prior Distribution Date:$_______________
36. VBC Additional Interest due on
Related Distribution Date:$_______________
37. VBC Additional Interest previously
due but not distributed
    on a prior Distribution Date:$_______________
38. VBC Carryover Interest for the
Related Collection Period:$_______________
    [item 35 + item 36 + item 37]
39. Maximum VBC Unutilized Commitment
Fee:                   $_______________
    [($15,000,000 - item 19) x 0.375% x
(item 9/365 or 366)]
40. VBC Unutilized Commitment Fee:         $_______________
    [($15,000,000 - item 11) x 0.375% x
(item 9/365 or 366)]
41. VBC Unutilized Commitment Fee
Shortfall:             $_______________
42. Senior Investor Default Holdback
Amount:
    A.        Collection Period with highest
              default rate during the
              preceding twelve
              Collection Periods ("Highest
              Collection Period"):___________, 199_
    B.        Default rate during the
Highest Collection Period:        ____%
    C.        Aggregate amount of
              Receivables owned by the Trust
              on the first day
              of the current Collection
Period:                $_______________
    D.        Series Allocation Percentage
              for the Series 1994-1 for the
              current
              Collection Period:  ____%
    E.        Floating Allocation Percentage
              for the current Collection
              Period:             ____%
    F.        Product of items 42.B. x 42.C.
x 42.D. x 42.E.        $_______________
    G.        Projected Investor Default
Amount for current Collection Period:$_______________
    H.        Invested Amount for current
Collection Period:     $_______________
    I.        Required Series Pool Balance
for current Collection Period:$_______________
    J.        Senior Investor Default
Holdback Amount [higher of item 42.F. or
              item 42.G. (or, in the case of
              the initial Collection Period,
              $12,180.24)
              x item 42.H./item 42.I.]:$_______________
43. Amount of unreimbursed FBC Investor
Charge-Offs as of the
    preceding Distribution Date:$_______________
44. Amount of unreimbursed VBC Investor
Charge-Offs as of the
    preceding Distribution Date:$_______________
45. Subordinated Investor Default
Holdback Amount:
    A.        Default rate during the
Highest Collection Period:        ____%
    B.        Aggregate amount of Principal
              Receivables owned by the Trust
              on the
              first day of the current
              Collection Period:$_______________
    C.        Series Allocation Percentage
              for the Series 1994-1 for the
              current
              Collection Period:  ____%
    D.        Floating Allocation Percentage
              for the current Collection
              Period:             ____%
    E.        Product of items 45.A. x 45.B.
x 45.C. x 45.D.        $_______________
    F.        Projected Investor Default
Amount for current Collection Period:$_______________
    G.        Subordinated Invested Amount
for current Collection Period:$_______________
    H.        Required Series Pool Balance
for current Collection Period:$_______________
    I.        Subordinated Investor Default
Holdback Amount [higher of item 45.E. or
              item 45.F. (or, in the case of
              the initial Collection Period,
              $12,180.24)
              x item 45.G./item 45.H.]:$_______________
46. Spread Requirement:
    A.        Portfolio Yield for
immediately preceding Collection Period:
              I.   Investor Finance Charge
Collections:           $_______________
              II.  Investor Default Amount:$_______________
              III. Required Series Pool
Balance:               $_______________
              IV.  Portfolio Yield_____%
                   [(item 46.A.I. - item
46.A.II.)/item 46.A.III.]
    B.        Base Rate for immediately
preceding Collection Period:     _____%
              Was Portfolio Yield less than
Base Rate plus 0.5%:          [Yes][No]
    C.        Portfolio Yield for second
preceding Collection Period:
              I.   Investor Finance Charge
Collections:           $_______________
              II.  Investor Default Amount:$_______________
              III. Required Series Pool
Balance:               $_______________
              IV.  Portfolio Yield_____%
                   [(item 46.C.I. - item
46.C.II.)/item 46.C.III.]
    D.        Base Rate for second preceding
Collection Period:               _____%
              Was Portfolio Yield less than
Base Rate plus 0.5%:          [Yes][No]
    E.        Sum of the amounts from items
21, 23, 27, 34, 38, 40 and 41
              of Annex A of the Daily
Reports for the preceding Collection
Period:                $_______________
    F.        Balance in Spread Account:$_______________

    Unless Portfolio Yield was less than
Base Rate plus 0.5% for
    immediately preceding and second
preceding Collection Periods,
    the Spread Requirement shall be
zero.

    If Portfolio Yield was less than
Base Rate plus 0.5% for immediately
    preceding and second preceding
Collection Periods, the Spread Requirement
    shall be amount equal to item 46E
minus item 46F:

    G.        Spread Requirement:$_______________
47. A.        Amount of unreimbursed
              Subordinated Investor (FBC)
              Charge-Offs
              as of the preceding
Distribution Date:     $_______________
    B.        Amount of unreimbursed
              Subordinated Investor (VBC)
              Charge-Offs
              as of the preceding
Distribution Date:     $_______________
48. Projected Make Whole Premium:
    Projected Make Whole Premium shall
    be $0 unless the Early Amortization
    Period commenced (1) on any date on
    or after August 31, 1997 or (2) as a
    result of the occurrence of an Early
    Amortization Event of the type
    described in Sections 7.01(a), (c),
    (e), (f), (g) or (j) of Series 1994-
    1 Supplement caused directly or
    indirectly by (A) the imposition of
    a Block Period, (B) the removal of
    Removed Accounts, (C) the issuance
    of a new Series and/or the willful
    breach by the Servicer (so long as
    the Servicer is Gottschalks) of its
    obligations under the Agreement and
    Series 1994-1 Supplement

    A.        Remaining Scheduled Payments:
              I.   Number of remaining
scheduled payments (i.e., 12 minus number
of
                   payments made since
Early Amortization Period commenced):______
              II.  Sum of the interest that
would be payable on each
                   remaining scheduled
payment date:          $_______________
              III. Collection Period with
highest FBC Principal Collections
                   during the past three
Collection Periods:   ___________, 199_
              IV.  Accelerated Payment
(i.e., FBC Principal Collections
                   during that Collection
Period):               $_______________
              V.   Remaining Scheduled
Payments:              $_______________
                   [item 48.A.II. + item
48.A.IV.]
    B.        Remaining Average Life:
              I.   Remaining Dollar-Years:
                   For each remaining
scheduled payment multiply the amount of
such
                   such payment by the
number of years (calculated to the nearest
                   one-twelfth) from the
Distribution Date on which the Make Whole
                   Premium payment that is
being calculated is to be paid to the
                   Distribution Date on
which such payment would otherwise have
been
                   made had the Early
Amortization Period not commenced.
                   Remaining Dollar-Years
(i.e., aggregate of the
                   amounts described in
preceding paragraph:   $_______________
              II.  FBC Invested Amount at
time of calculation:   $_______________
              III. Remaining Average Life:_________
                   [item 48.B.I./item
48.B.II.]
    C.        Reinvestment Yield:
              I.   Yield as shown on page
                   678 of the Telerate
                   Service at 10:00 a.m.
                   New York City time on
the first day of the Collection Period (or
                   if such day is not a
Business Day, the first Business Day
thereafter)
                   for actively traded U.S.
Treasury securities which have a yield to
                   maturity closest to the
Remaining Average Life:          _____%
              II.  Reinvestment Yield
(i.e., yield as so reported, plus 0.5%):_____%
    D.        Discounted Value (amount
obtained by discounting all Remaining
Scheduled
              Payments at the Reinvestment
Yield and aggregating such amounts):$_______________
    E.        Projected Make Whole Premium:$_______________
              [item 48.D. - item 48.A.IV.]
49. Maximum Monthly Subordinated
Servicing Fee:         $_______________
50. Monthly Subordinated Servicing Fee:$_______________
    [1/12 x 0.5% x item 13; in the case
of the initial Collection Period only,
    1/12 x 0.5% x item 13 x 1/30]
51. Current Discount Rate:      ______%
52. Additional Discount Rate:
    A.        VBC Interest Rate:______%
    B.        Initial VBC Interest Rate:______%
    C.        Monthly Payment Rate for
preceding Collection Period:
              I.   Investor Principal
Collections for preceding Collection
Period:                 $______________
              II.  Required Series Pool
Balance for preceding Collection
Period:                 $______________
              III. Monthly Payment Rate for
preceding Collection Period:    ______%
                   [item 52.C.I./item
52.C.II]
    D.        Monthly Payment Rate for
second preceding Collection Period:
              I.   Investor Principal
Collections for second preceding
                   Collection Period:$______________
              II.  Required Series Pool
Balance for second preceding
                   Collection Period:$______________
              III. Monthly Payment Rate for
second preceding Collection Period:______%
                   [item 52.D.I./item
52.D.II]
    E.        Monthly Payment Rate for third
preceding Collection Period:
              I.   Investor Principal
Collections for third preceding
                   Collection Period:$______________
              II.  Required Series Pool
Balance for third preceding
                   Collection Period:$______________
              III. Monthly Payment Rate for
third preceding Collection Period:_____%
                   [item 52.E.I./item
52.E.II]
    F.        Weighted average Monthly
Payment Rate:                    _____%
              [(item 52.C.III. +  item
52.D.III. + item 52.E.III.)/3]
    G.        Additional Discount Rate:_____%
              [((item 52.A. - item 52.B.) x
0.229091)/(item 52.F. x 12)]

Allocation of Investor Finance Charge Collections.

If Allocation Day is in the Assumed Period complete the following information:







Amount Due
  Opening
  Balance
  Closing
  Balance


Maximum Monthly Senior Servicing Fee





FBC Monthly Interest





FBC Carryover Interest





Maximum VBC Monthly Interest





VBC Carryover Interest





Maximum VBC Unutilized Commitment Fee





VBC Carryover Unutilized Commitment Fee





Senior Investor Default Holdback Amount





Spread Requirement





Unreimbursed FBC Investor Charge-Offs





Unreimbursed VBC Investor Charge-Offs





Subordinated Investor Default Holdback Amount





Unreimbursed Subordinated Investor (FBC) Charge-Offs





Unreimbursed Subordinated Investor (VBC) Charge-Offs





Projected Make Whole Premium





Unpaid Make Whole Premiums





Maximum Monthly Subordinated Servicing Fee





Unpaid Monthly Subordinated Servicing Fee

If Allocation Day is not in the Assumed Period complete the following information:







Amount Due
  Opening
  Balance
  Closing
  Balance


Monthly Senior Servicing Fee





FBC Monthly Interest





FBC Carryover Interest





VBC Monthly Interest





VBC Carryover Interest





VBC Unutilized Commitment Fee





VBC Carryover Unutilized Commitment Fee





Senior Investor Default Holdback Amount





Spread Requirement





Unreimbursed FBC Investor Charge-Offs





Unreimbursed VBC Investor Charge-Offs





Subordinated Investor Default Holdback Amount





Unreimbursed Subordinated Investor (FBC) Charge-Offs





Unreimbursed Subordinated Investor (VBC) Charge-Offs





Projected Make Whole Premium





Unpaid Make Whole Premiums





Monthly Subordinated Servicing Fee





Unpaid Monthly Subordinated Servicing Fee





Add, as applicable, one of the following: (A) allocation of Series Principal Collections during FBC Revolving Period and VBC Revolving Period, (B) allocation of
Series Principal Collections during VBC Controlled Amortization Period and FBC Revolving Period, (C) allocation of Series Principal Collections during VBC
Controlled Amortization Period and FBC Controlled Amortization Period, or (D) allocation during Early Amortization Period.
A.  Allocation of
Series Principal Collections during VBC
Revolving Period
    and FBC Revolving Period.

53. Series Principal Collections:
$_______________
54. Series Principal FBC Collections:
$_______________
    [item 53 x item 16]
55. Series Principal VBC Collections:
$_______________
    [item 53 x item 17]
56. Series Principal SC Collections:
$_______________
    [item 53 x item 18]
57. Series Principal SC (FBC Component) Collections:
$_______________
    [item 56 x item 14]
58. Series Principal SC (VBC Component) Collections:
$_______________
    [item 56 x item 15]
59. Required Series Pool Balance as of last day of Preceding
Collection
Period:
$_______________
60. Series Pool Balance as of last day of Preceding Collection Period:$_______________
61. Floating Allocation Percentage:
_____%
    [item 59/item 60]
62. Exchangeable Holder's FBC Percentage:
_____%
    [100% - item 61]
63. Amount of Series Principal FBC Collections to Exchangeable Holder:$_______________
    [item 54 x item 62]
64. Amount of Series Principal SC (FBC Component) Collections to Exchangeable Holder:
$_______________
    [item 57 x item 62]
65. FBC Principal Collections:
$_______________
    [item 54 - item 63]
66. Subordinated Principal (FBC Component)
Collections:$_______________
    [item 57 - item 64]
67. Exchangeable Holder's VBC Percentage:
_____%
    [100% - item 61]
68. Amount of Series Principal VBC Collections to Exchangeable Holder:$_______________
    [item 55 x item 67]
69. Amount of Series Principal SC (VBC Component) Collections to Exchangeable Holder:
$_______________
    [item 58 x item 67]
70. VBC Principal Collections:
$_______________
    [item 55 - item 68]
71. Subordinated Principal (VBC Component)
Collections:$_______________
    [item 58 - item 69]
72. Series Pool Balance at close of business on the previous Business Day:$_______________
73. Balance of Retained Amount Account:
$_______________
74. Balance of Prepayment Account:
$_______________
75. Maximum deposit to Retained Amount Account:
$_______________
    [Amount, if positive, after subtracting sum of items 72, 73 and 74 from item 59]

Allocation of FBC Principal Collections.

76. Unreimbursed FBC Investor Charge-Offs as of the preceding
    Distribution Date:
$_______________
77. Subordinated Principal (FBC Component) Collections retained since commencement of Collection Period to reimburse unreimbursed FBC Investor Charge-Offs:$_______________
78. FBC Principal Collections to be retained pursuant to
    Section 4.01(d)(i)(A)(1) of the Series 1994-1
Supplement:$_______________
    [item 76 - item 77]
79. Remaining FBC Principal Collections:
$_______________
    [item 65 - item 78]
80. FBC portion of deposit required to be made to Retained Amount
Account
    pursuant to Section 4.01(d)(i)(A)(2) of the Series 1994-1 Supplement:$_______________
    [item 16 x item 75]
81. Remaining FBC Principal Collections:
$_______________
    [item 79 - item 80]
82. Deposit, if any, to Successor Servicer Account:
$_______________
83. Remaining FBC Principal Collections to be distributed to
Depositor
    pursuant to Section 4.01(d)(i)(A)(3) of the 1994-1 Series Supplement:$_______________
    [item 81 - item 82]

Allocation of VBC Principal Collections.

84. Unreimbursed VBC Investor Charge-Offs as of the preceding
    Distribution Date:
$_______________
85. Subordinated Principal (VBC Component) Collections retained since commencement of Collection Period to reimburse unreimbursed
FBC Investor
    Charge-Offs and unreimbursed VBC Investor
Charge-Offs:$_______________
86. VBC Principal Collections to be retained pursuant to
    Section 4.01(d)(ii)(A)(1) of the Series 1994-1
Supplement:$_______________
    [item 84 - item 85]
87. Remaining VBC Principal Collections:
$_______________
    [item 70 - item 86]
88. VBC portion of deposit required to be made to Retained Amount
Account
    pursuant to Section 4.01(d)(ii)(A)(2) of the Series 1994-1 Supplement:$_______________
    [item 17 x item 75]
89. Remaining VBC Principal Collections:
$_______________
    [item 87 - item 88]
90. Deposit, if any, to Prepayment Account pursuant to
    Section 4.01(d)(ii)(A)(3) of the Series 1994-1
Supplement:$_______________
91. Remaining VBC Principal Collections:
$_______________
    [item 89 - item 91]
92. Deposit, if any, to Successor Servicer Account:
$_______________
93. Remaining VBC Principal Collections to be distributed to
Depositor
    pursuant to Section 4.01(d)(ii)(A)(4) of the Series 1994-1 Supplement:$_______________
    [item 91 - item 92]

Allocation of Subordinated Principal (FBC Component) Collections.

94. For the last day of the Collection Period only.
    A.        Investor Default Amount for such Collection
Period:$_______________
    B. Product of Investor Default Amount and FBC Allocation Percentage:$_______________
              [Item 94.A x item 16]
    C. Amount of Investor Finance Charge Collections allocated during the Collection Period on account of the Senior
              Investor Default Holdback Amount pursuant to
  Section
4.01(c)(iii)
              of the Series 1994-1 Supplement:
$_______________
    D.        Product of holdback and FBC Investor
Percentage:$_______________
              [item 94.C x item 14]
    E. Subordinated Principal (FBC Component) Collections to be
              reallocated on the last day of the Collection
Period pursuant
              to Section 4.01(d)(iii)(A)(1) of the 1994-1 Series Supplement:$_______________
              [item 94.B. - item 94.D, if positive]
95. Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 66 - item 94.E.]
96. Unreimbursed FBC Investor Charge-Offs as of the preceding
Distribution
Date:
$_______________
97. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed FBC Investor
Charge-Offs:$_______________
98. Subordinated Principal (FBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iii)(A)(2) of the Series 1994-1
Supplement:$_______________
    [item 96 - item 97]
99. Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 95 - item 98]
100.          Unreimbursed Subordinated Investor (FBC)
Charge-Offs as of the preceding
    Distribution Date:
$_______________
101. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed Subordinated Investor (FBC) Charge-Offs:$_______________
102. Subordinated Principal (FBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iii)(A)(3) of the Series 1994-1
Supplement:$_______________
    [item 100 - item 101]
103.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 99 - item 102]
104. Subordinated Certificate portion of deposit required to be made to
    Retained Amount Account purusant to Section
4.01(d)(iii)(A)(4) of the
    Series 1994-1 Supplement:
$_______________
    [item 18 x item 14 x item 66]
105.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 103 - item 104]
106.          Deposit, if any, to Successor Servicer
Account:$_______________
107.          Remaining Subordinated Principal (FBC Component)
Collections to be
    distributed to Depositor pursuant to Section
4.01(d)(iii)(A)(5) of
    the Series 1994-1 Supplement:
$_______________
    [item 105 - item 106]

Allocation of Subordinated Principal (VBC Component) Collections.

108.          For the last day of the Collection Period only.
    A.        Investor Default Amount for such Collection
Period:$_______________
    B. Product of Investor Default Amount and VBC Allocation Percentage:$_______________
              [Item 108.A x item 17]
    C. Amount of Investor Finance Charge Collections allocated during the Collection Period on account of the Senior
              Investor Default Holdback Amount pursuant to
  Section
4.01(c)(iii)
              of the Series 1994-1 Supplement:
$_______________
    D.        Product of holdback and VBC Investor
Percentage:$_______________
              [item 108.C x item 15]
    E. Subordinated Principal (VBC Component) Collections to be
              reallocated on the last day of the Collection
Period pursuant
              to Section 4.01(d)(iv)(A)(1) of the 1994-1 Series Supplement:$_______________
              [item 108.B. - item 108.D, if positive]
109.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 71 - item 108.E.]
110. Unreimbursed VBC Investor Charge-Offs as of the preceding Distribution
Date:
$_______________
111. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed VBC Investor
Charge-Offs:$_______________
112. Subordinated Principal (VBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iv)(A)(2) of the Series 1994-1
Supplement:$_______________
    [item 110 - item 111]
113.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 109 - item 112]
114.          Unreimbursed Subordinated Investor (VBC)
Charge-Offs as of the preceding
    Distribution Date:
$_______________
115. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed Subordinated Investor (VBC) Charge-Offs:$_______________
116. Subordinated Principal (VBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iv)(A)(3) of the Series 1994-1
Supplement:$_______________
    [item 114 - item 115]
117.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 113 - item 116]
118. Subordinated Certificate portion of deposit required to be made to
    Retained Amount Account purusant to Section 4.01(d)(iv)(A)(4) of the
    Series 1994-1 Supplement:
$_______________
    [item 18 x item 15 x item 71]
119.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 117 - item 118]
120.          Deposit, if any, to Successor Servicer
Account:$_______________
121.          Remaining Subordinated Principal (VBC Component)
Collections to be
    distributed to Depositor pursuant to Section
4.01(d)(iv)(A)(5) of
    the Series 1994-1 Supplement:
$_______________
    [item 119 - item 120]


                        [End of Daily Report]
B.  Allocation of Series Principal
 Collections during VBC
Controlled
    Amortization Period and FBC Revolving Period.

53. Series Principal Collections:
$_______________
54. Series Principal FBC Collections:
$_______________
    [item 53 x item 16]
55. Series Principal VBC Collections:
$_______________
    [item 53 x item 17]
56. Series Principal SC Collections:
$_______________
    [item 53 x item 18]
57. Series Principal SC (FBC Component) Collections:
$_______________
    [item 56 x item 14]
58. Series Principal SC (VBC Component) Collections:
$_______________
    [item 56 x item 15]
59. Required Series Pool Balance as of last day of Preceding
Collection
Period:
$_______________
60. Series Pool Balance as of last day of Preceding Collection Period:$_______________
61. Floating Allocation Percentage:
_____%
    [item 59/item 60]
62. Exchangeable Holder's FBC Percentage:
_____%
    [100% - item 61]
63. Amount of Series Principal FBC Collections to Exchangeable Holder:$_______________
    [item 54 x item 62]
64. Amount of Series Principal SC (FBC Component) Collections to Exchangeable Holder:
$_______________
    [item 57 x item 62]
65. FBC Principal Collections:
$_______________
    [item 54 - item 63]
66. Subordinated Principal (FBC Component)
Collections:$_______________
    [item 57 - item 64]
67. Required Series Pool Balance as of last day of VBC Revolving Period:$_______________
68. Series Pool Balance as of last day of Preceding Collection Period:$_______________
69. Fixed/Floating Allocation VBC Percentage:
_____%
    [item 67/item 68]
70. Exchangeable Holder's VBC Percentage:
_____%
    [100% - item 69]
71. Amount of Series Principal VBC Collections to Exchangeable Holder:$_______________
    [item 55 x item 70]
72. Amount of Series Principal SC (VBC Component) Collections to Exchangeable Holder:
$_______________
    [item 58 x item 70]
73. VBC Principal Collections:
$_______________
    [item 55 - item 71]
74. Subordinated Principal (VBC Component)
Collections:$_______________
    [item 58 - item 72]
75. Series Pool Balance at close of business on the previous Business Day:$_______________
76. Balance of Retained Amount Account:
$_______________
77. Balance of Prepayment Account:
$_______________
78. Maximum deposit to Retained Amount Account:
$_______________
    [Amount, if positive, after subtracting sum of items 75, 76 and 77 from item 59]

Allocation of FBC Principal Collections.

79. Unreimbursed FBC Investor Charge-Offs as of the preceding
    Distribution Date:
$_______________
80. Subordinated Principal (FBC Component) Collections retained since commencement of Collection Period to reimburse unreimbursed FBC Investor Charge-Offs:$_______________
81. FBC Principal Collections to be retained pursuant to
    Section 4.01(d)(i)(A)(1) of the Series 1994-1
Supplement:$_______________
    [item 79 - item 80]
82. Remaining FBC Principal Collections:
$_______________
    [item 65 - item 81]
83. FBC portion of deposit required to be made to Retained Amount
Account
    pursuant to Section 4.01(d)(i)(A)(2) of the Series 1994-1 Supplement:$_______________
    [item 16 x item 78]
84. Remaining FBC Principal Collections:
$_______________
    [item 82 - item 83]
85. Deposit, if any, to Successor Servicer Account:
$_______________
86. Remaining FBC Principal Collections to be distributed to
Depositor
    pursuant to Section 4.01(d)(i)(A)(3) of the 1994-1 Series Supplement:$_______________
    [item 84 - item 85]

Allocation of VBC Principal Collections.

87. VBC Controlled Distribution Amount:
$_______________
88. VBC Principal Collections previously allocated to pay the VBC Controlled Distribution Amount:
$_______________
89. VBC Principal Collections allocated to pay the VBC Controlled Distribution Amount pursuant to Section 4.01(d)(ii)(B)(1) of the Series 1994-1 Supplement:
$_______________
    [item 87 - item 88]
90. Remaining VBC Principal Collections:
$_______________
    [item 73 - item 89]
91. Unreimbursed VBC Investor Charge-Offs as of the preceding
    Distribution Date:
$_______________
92. Subordinated Principal (VBC Component) Collections retained since commencement of Collection Period to reimburse unreimbursed
VBC Investor
    Charge-Offs and unreimbursed VBC Investor
Charge-Offs:$_______________
93. VBC Principal Collections to be retained pursuant to
    Section 4.01(d)(ii)(B)(2) of the Series 1994-1
Supplement:$_______________
    [item 91 - item 92]
94. Remaining VBC Principal Collections:
$_______________
    [item 90 - item 93]
95. VBC portion of deposit required to be made to Retained Amount
Account
    pursuant to Section 4.01(d)(ii)(B)(3) of the Series 1994-1 Supplement:$_______________
    [item 17 x item 78]
96. Remaining VBC Principal Collections:
$_______________
    [item 94 - item 95]
97. Deposit, if any, to Successor Servicer Account:
$_______________
98. Remaining VBC Principal Collections to be distributed to
Depositor
    pursuant to Section 4.01(d)(ii)(B)(4) of the Series 1994-1 Supplement:$_______________
    [item 96 - item 95]

Allocation of Subordinated Principal (FBC Component) Collections.

99. For the last day of the Collection Period only.
    A.        Investor Default Amount for such Collection
Period:$_______________
    B. Product of Investor Default Amount and FBC Allocation Percentage:$_______________
              [Item 99.A x item 16]
    C. Amount of Investor Finance Charge Collections allocated during the Collection Period on account of the Senior
              Investor Default Holdback Amount pursuant to
  Section
4.01(c)(iii)
              of the Series 1994-1 Supplement:
$_______________
    D.        Product of holdback and FBC Investor
Percentage:$_______________
              [item 99.C x item 14]
    E. Subordinated Principal (FBC Component) Collections to be
              reallocated on the last day of the Collection
Period pursuant
              to Section 4.01(d)(iii)(A)(1) of the 1994-1 Series Supplement:$_______________
              [item 99.B. - item 99.D, if positive]
100.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 66 - item 99.E.]
101. Unreimbursed FBC Investor Charge-Offs as of the preceding Distribution
Date:
$_______________
102. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed FBC Investor
Charge-Offs:$_______________
103. Subordinated Principal (FBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iii)(A)(2) of the Series 1994-1
Supplement:$_______________
    [item 101 - item 102]
104.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 100 - item 103]
105.          Unreimbursed Subordinated Investor (FBC)
Charge-Offs as of the preceding
    Distribution Date:
$_______________
106. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed Subordinated Investor (FBC) Charge-Offs:$_______________
107. Subordinated Principal (FBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iii)(A)(3) of the Series 1994-1
Supplement:$_______________
    [item 105 - item 106]
108.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 104 - item 107]
109. Subordinated Certificate portion of deposit required to be made to
    Retained Amount Account purusant to Section
4.01(d)(iii)(A)(4) of the
    Series 1994-1 Supplement:
$_______________
    [item 18 x item 14 x item 66]
110.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 108 - item 109]
111.          Deposit, if any, to Successor Servicer
Account:$_______________
112.          Remaining Subordinated Principal (FBC Component)
Collections to be
    distributed to Depositor pursuant to Section
4.01(d)(iii)(A)(5) of
    the Series 1994-1 Supplement:
$_______________
    [item 110 - item 111]

Allocation of Subordinated Principal (VBC Component) Collections.

113.          For the last day of the Collection Period only.
    A.        Investor Default Amount for such Collection
Period:$_______________
    B. Product of Investor Default Amount and VBC Allocation Percentage:$_______________
              [Item 113.A x item 17]
    C. Amount of Investor Finance Charge Collections allocated during the Collection Period on account of the Senior
              Investor Default Holdback Amount pursuant to
  Section
4.01(c)(iii)
              of the Series 1994-1 Supplement:
$_______________
    D.        Product of holdback and VBC Investor
Percentage:$_______________
              [item 113.C x item 15]
    E. Subordinated Principal (VBC Component) Collections to be
              reallocated on the last day of the Collection
Period pursuant
              to Section 4.01(d)(iv)(B)(1) of the 1994-1 Series Supplement:$_______________
              [item 113.B. - item 113.D, if positive]
114.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 74 - item 113.E.]
115. Unreimbursed VBC Investor Charge-Offs as of the preceding Distribution
Date:
$_______________
116. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed VBC Investor
Charge-Offs:$_______________
117. Subordinated Principal (VBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iv)(B)(2) of the Series 1994-1
Supplement:$_______________
    [item 115 - item 116]
118.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 114 - item 117]
119.          Unreimbursed Subordinated Investor (VBC)
Charge-Offs as of the preceding
    Distribution Date:
$_______________
120. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed Subordinated Investor (VBC) Charge-Offs:$_______________
121. Subordinated Principal (VBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iv)(B)(3) of the Series 1994-1
Supplement:$_______________
    [item 120 - item 121]
122.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 118 - item 121]
123. Subordinated Certificate portion of deposit required to be made to
    Retained Amount Account purusant to Section 4.01(d)(iv)(B)(4) of the
    Series 1994-1 Supplement:
$_______________
    [item 18 x item 15 x item 74]
124.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 122 - item 123]
125.          Deposit, if any, to Successor Servicer
Account:$_______________
126.          Remaining Subordinated Principal (VBC Component)
Collections to be
    distributed to Depositor pursuant to Section
4.01(d)(iv)(B)(5) of
    the Series 1994-1 Supplement:
$_______________
    [item 124 - item 125]


                        [End of Daily Report]
C.  Allocation of Series Principal
 Collections During FBC
Controlled
    Amortization Period and VBC Controlled Amortization Period.

53. Series Principal Collections:
$_______________
54. Series Principal FBC Collections:
$_______________
    [item 53 x item 16]
55. Series Principal VBC Collections:
$_______________
    [item 53 x item 17]
56. Series Principal SC Collections:
$_______________
    [item 53 x item 18]
57. Series Principal SC (FBC Component) Collections:
$_______________
    [item 56 x item 14]
58. Series Principal SC (VBC Component) Collections:
$_______________
    [item 56 x item 15]
59. Required Series Pool Balance as of last day of FBC Revolving Period:$_______________
60. Series Pool Balance as of last day of Preceding Collection Period:$_______________
61. Fixed/Floating Allocation FBC Percentage:
_____%
    [item 59/item 60]
62. Exchangeable Holder's FBC Percentage:
_____%
    [100% - item 61]
63. Amount of Series Principal FBC Collections to Exchangeable Holder:$_______________
    [item 54 x item 62]
64. Amount of Series Principal SC (FBC Component) Collections to Exchangeable Holder:
$_______________
    [item 57 x item 62]
65. FBC Principal Collections:
$_______________
    [item 54 - item 63]
66. Subordinated Principal (FBC Component)
Collections:$_______________
    [item 57 - item 64]
67. Required Series Pool Balance as of last day of VBC Revolving Period:$_______________
68. Series Pool Balance as of last day of Preceding Collection Period:$_______________
69. Fixed/Floating Allocation VBC Percentage:
_____%
    [item 67/item 68]
70. Exchangeable Holder's VBC Percentage:
_____%
    [100% - item 69]
71. Amount of Series Principal VBC Collections to Exchangeable Holder:$_______________
    [item 55 x item 70]
72. Amount of Series Principal SC (VBC Component) Collections to Exchangeable Holder:
$_______________
    [item 58 x item 70]
73. VBC Principal Collections:
$_______________
    [item 55 - item 71]
74. Subordinated Principal (VBC Component)
Collections:$_______________
    [item 58 - item 72]
75. Series Pool Balance at close of business on the previous Business Day:$_______________
76. Balance of Retained Amount Account:
$_______________
77. Balance of Prepayment Account:
$_______________
78. Maximum deposit to Retained Amount Account:
$_______________
    [Amount, if positive, after subtracting sum of items 75, 76 and 77 from item 59]

Allocation of FBC Principal Collections.

79. FBC Controlled Distribution Amount:
$_______________
80. FBC Principal Collections previously allocated to pay the FBC Controlled Distribution Amount:
$_______________
81. FBC Principal Collections allocated to pay the FBC Controlled Distribution Amount pursuant to Section 4.01(d)(i)(B)(1) of the Series 1994-1 Supplement:
$_______________
    [item 79 - item 80]
82. Remaining FBC Principal Collections:
$_______________
    [item 65 item 81]
83. Unreimbursed FBC Investor Charge-Offs as of the preceding
    Distribution Date:
$_______________
84. Subordinated Principal (FBC Component) Collections retained since commencement of Collection Period to reimburse unreimbursed FBC Investor Charge-Offs:$_______________
85. FBC Principal Collections to be retained pursuant to
    Section 4.01(d)(i)(B)(2) of the Series 1994-1
Supplement:$_______________
    [item 83 - item 84]
86. Remaining FBC Principal Collections:
$_______________
    [item 82 - item 85]
87. FBC portion of deposit required to be made to Retained Amount
Account
    pursuant to Section 4.01(d)(i)(B)(3) of the Series 1994-1 Supplement:$_______________
    [item 16 x item 78]
88. Remaining FBC Principal Collections:
$_______________
    [item 86 - item 87]
89. Deposit, if any, to Successor Servicer Account:
$_______________
90. Remaining FBC Principal Collections to be distributed to
Depositor
    pursuant to Section 4.01(d)(i)(B)(4) of the 1994-1 Series Supplement:$_______________
    [item 88 - item 89]

Allocation of VBC Principal Collections.

91. VBC Controlled Distribution Amount:
$_______________
92. VBC Principal Collections previously allocated to pay the VBC Controlled Distribution Amount:
$_______________
93. VBC Principal Collections allocated to pay the VBC Controlled Distribution Amount pursuant to Section 4.01(d)(ii)(B)(1) of the Series 1994-1 Supplement:
$_______________
    [item 91 - item 92]
94. Remaining VBC Principal Collections:
$_______________
    [item 73 - item 93]
95. Unreimbursed VBC Investor Charge-Offs as of the preceding
    Distribution Date:
$_______________
96. Subordinated Principal (VBC Component) Collections retained since commencement of Collection Period to reimburse unreimbursed
VBC Investor
    Charge-Offs and unreimbursed VBC Investor
Charge-Offs:$_______________
97. VBC Principal Collections to be retained pursuant to
    Section 4.01(d)(ii)(B)(2) of the Series 1994-1
Supplement:$_______________
    [item 95 - item 96]
98. Remaining VBC Principal Collections:
$_______________
    [item 94 - item 97]
99. VBC portion of deposit required to be made to Retained Amount
Account
    pursuant to Section 4.01(d)(ii)(B)(3) of the Series 1994-1 Supplement:$_______________
    [item 17 x item 78]
100.          Remaining VBC Principal Collections:
$_______________
    [item 98 - item 99]
101.          Deposit, if any, to Successor Servicer
Account:$_______________
102. Remaining VBC Principal Collections to be distributed to Depositor pursuant to Section 4.01(d)(ii)(B)(4) of the Series 1994-1 Supplement:$_______________
    [item 100 - item 101]

Allocation of Subordinated Principal (FBC Component) Collections.

103.          For the last day of the Collection Period only.
    A.        Investor Default Amount for such Collection
Period:$_______________
    B. Product of Investor Default Amount and FBC Allocation Percentage:$_______________
              [Item 103.A x item 16]
    C. Amount of Investor Finance Charge Collections allocated during the Collection Period on account of the Senior
              Investor Default Holdback Amount pursuant to
  Section
4.01(c)(iii)
              of the Series 1994-1 Supplement:
$_______________
    D.        Product of holdback and FBC Investor
Percentage:$_______________
              [item 103.C x item 14]
    E. Subordinated Principal (FBC Component) Collections to be
              reallocated on the last day of the Collection
Period pursuant
              to Section 4.01(d)(iii)(B)(1) of the 1994-1 Series Supplement:$_______________
              [item 103.B. - item 103.D, if positive]
104.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 66 - item 103.E.]
105. Unreimbursed FBC Investor Charge-Offs as of the preceding Distribution
Date:
$_______________
106. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed FBC Investor
Charge-Offs:$_______________
107. Subordinated Principal (FBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iii)(B)(2) of the Series 1994-1
Supplement:$_______________
    [item 105 - item 106]
108.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 104 - item 107]
109.          Unreimbursed Subordinated Investor (FBC)
Charge-Offs as of the preceding
    Distribution Date:
$_______________
110. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed Subordinated Investor (FBC) Charge-Offs:$_______________
111. Subordinated Principal (FBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iii)(B)(3) of the Series 1994-1
Supplement:$_______________
    [item 109 - item 110]
112.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 108 - item 111]
113. Subordinated Certificate portion of deposit required to be made to
    Retained Amount Account purusant to Section
4.01(d)(iii)(B)(4) of the
    Series 1994-1 Supplement:
$_______________
    [item 18 x item 14 x item 66]
114.          Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 112 - item 113]
115.          Deposit, if any, to Successor Servicer
Account:$_______________
116.          Remaining Subordinated Principal (FBC Component)
Collections to be
    distributed to Depositor pursuant to Section
4.01(d)(iii)(B)(5) of
    the Series 1994-1 Supplement:
$_______________
    [item 114 - item 115]

Allocation of Subordinated Principal (VBC Component) Collections.

117.          For the last day of the Collection Period only.
    A.        Investor Default Amount for such Collection
Period:$_______________
    B. Product of Investor Default Amount and VBC Allocation Percentage:$_______________
              [Item 117.A x item 17]
    C. Amount of Investor Finance Charge Collections allocated during the Collection Period on account of the Senior
              Investor Default Holdback Amount pursuant to
  Section
4.01(c)(iii)
              of the Series 1994-1 Supplement:
$_______________
    D.        Product of holdback and VBC Investor
Percentage:$_______________
              [item 117.C x item 15]
    E. Subordinated Principal (VBC Component) Collections to be
              reallocated on the last day of the Collection
Period pursuant
              to Section 4.01(d)(iv)(B)(1) of the 1994-1 Series Supplement:$_______________
              [item 117.B. - item 117.D, if positive]
118.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 74 - item 117.E.]
119. Unreimbursed VBC Investor Charge-Offs as of the preceding Distribution
Date:
$_______________
120. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed VBC Investor
Charge-Offs:$_______________
121. Subordinated Principal (VBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iv)(B)(2) of the Series 1994-1
Supplement:$_______________
    [item 119 - item 120]
122.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 118 - item 121]
123.          Unreimbursed Subordinated Investor (VBC)
Charge-Offs as of the preceding
    Distribution Date:
$_______________
124. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed Subordinated Investor (VBC) Charge-Offs:$_______________
125. Subordinated Principal (VBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iv)(B)(3) of the Series 1994-1
Supplement:$_______________
    [item 123 - item 124]
126.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 122 - item 125]
127. Subordinated Certificate portion of deposit required to be made to
    Retained Amount Account purusant to Section 4.01(d)(iv)(B)(4) of the
    Series 1994-1 Supplement:
$_______________
    [item 18 x item 15 x item 74]
128.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 126 - item 127]
129.          Deposit, if any, to Successor Servicer
Account:$_______________
130.          Remaining Subordinated Principal (VBC Component)
Collections to be
    distributed to Depositor pursuant to Section
4.01(d)(iv)(B)(5) of
    the Series 1994-1 Supplement:
$_______________
    [item 128 - item 129]


                        [End of Daily Report]
D   Allocation of Series
Principal Collections During Early
Amortization
    Period.

53. Series Principal Collections:
$_______________
54. Series Principal FBC Collections:
$_______________
    [item 53 x item 16]
55. Series Principal VBC Collections:
$_______________
    [item 53 x item 17]
56. Series Principal SC Collections:
$_______________
    [item 53 x item 18]
57. Series Principal SC (FBC Component) Collections:
$_______________
    [item 56 x item 14]
58. Series Principal SC (VBC Component) Collections:
$_______________
    [item 56 x item 15]
59. Required Series Pool Balance as of last day of FBC Revolving Period:$_______________
60. Series Pool Balance as of last day of Preceding Collection Period:$_______________
61. Fixed/Floating Allocation FBC Percentage:
_____%
    [item 59/item 60]
62. Exchangeable Holder's FBC Percentage:
_____%
    [100% - item 61]
63. Amount of Series Principal FBC Collections to Exchangeable Holder:$_______________
    [item 54 x item 62]
64. Amount of Series Principal SC (FBC Component) Collections to Exchangeable Holder:
$_______________
    [item 57 x item 62]
65. FBC Principal Collections:
$_______________
    [item 54 - item 63]
66. Subordinated Principal (FBC Component)
Collections:$_______________
    [item 57 - item 64]
67. Required Series Pool Balance as of last day of VBC Revolving Period:$_______________
68. Series Pool Balance as of last day of Preceding Collection Period:$_______________
69. Fixed/Floating Allocation VBC Percentage:
_____%
    [item 67/item 68]
70. Exchangeable Holder's VBC Percentage:
_____%
    [100% - item 69]
71. Amount of Series Principal VBC Collections to Exchangeable Holder:$_______________
    [item 55 x item 70]
72. Amount of Series Principal SC (VBC Component) Collections to Exchangeable Holder:
$_______________
    [item 58 x item 70]
73. VBC Principal Collections:
$_______________
    [item 55 - item 71]
74. Subordinated Principal (VBC Component)
Collections:$_______________
    [item 58 - item 72]
75. Series Pool Balance at close of business on the previous Business Day:$_______________
76. Balance of Retained Amount Account:
$_______________
77. Balance of Prepayment Account:
$_______________
78. Maximum deposit to Retained Amount Account:
$_______________
    [Amount, if positive, after subtracting sum of items 75, 76 and 77 from item 59]

Allocation of FBC Principal Collections.

79. FBC Invested Amount at beginning of preceding Distribution Date:$_______________
80. FBC Principal Collections previously allocated to pay the FBC Invested Amount:
$_______________
81. FBC Principal Collections allocated to pay the FBC Controlled Distribution Amount pursuant to Section 4.01(d)(i)(C)(1) of the Series 1994-1 Supplement:
$_______________
    [item 79 - item 80]
82. Remaining FBC Principal Collections:
$_______________
    [item 65 - item 81]
83. Deposit, if any, to Successor Servicer Account:
$_______________
84. Remaining Subordinated Principal Collections to be distributed to Depositor pursuant to Section 4.01(d)(i)(C)(1) of the Series 1994-1 Supplement:
$_______________
    [item 82 - item 84]

Allocation of VBC Principal Collections.

85. VBC Invested Amount at beginning of preceding Distribution Date:$_______________
86. VBC Principal Collections previously allocated to pay the VBC Invested Amount:
$_______________
87. VBC Principal Collections allocated to pay the VBC Controlled Distribution Amount pursuant to Section 4.01(d)(ii)(C)(1) of the Series 1994-1 Supplement:
$_______________
    [item 85 - item 86]
88. Remaining VBC Principal Collections:
$_______________
    [item 73 - item 87]
89. Deposit, if any, to Successor Servicer Account:
$_______________
90. Remaining Subordinated Principal Collections to be distributed to Depositor pursuant to Section 4.01(d)(ii)(C)(2) of the Series 1994-1 Supplement:
$_______________
    [item 88 - item 89]

Allocation of Subordinated Principal (FBC Component) Collections.

91. For the last day of the Collection Period only.
    A.        Investor Default Amount for such Collection
Period:$_______________
    B. Product of Investor Default Amount and FBC Allocation Percentage:$_______________
              [Item 91.A x item 16]
    C. Amount of Investor Finance Charge Collections allocated during the Collection Period on account of the Senior
              Investor Default Holdback Amount pursuant to
  Section
4.01(c)(iii)
              of the Series 1994-1 Supplement:
$_______________
    D.        Product of holdback and FBC Investor
Percentage:$_______________
              [item 91.C x item 14]
    E. Subordinated Principal (FBC Component) Collections to be
              reallocated on the last day of the Collection
Period pursuant
              to Section 4.01(d)(iii)(C)(1) of the 1994-1 Series Supplement:$_______________
              [item 91.B. - item 91.D, if positive]
92. Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 66 - item 91.E.]
93. Unreimbursed FBC Investor Charge-Offs as of the preceding
Distribution
Date:
$_______________
94. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed FBC Investor
Charge-Offs:$_______________
95. Subordinated Principal (FBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iii)(C)(2) of the Series 1994-1
Supplement:$_______________
    [item 93 - item 94]
96. Remaining Subordinated Principal (FBC Component)
Collections:$_______________
    [item 92 - item 95]
97. Deposit, if any, to Successor Servicer Account:
$_______________
98. Remaining Subordinated Principal (FBC Component) Collections to be
    distributed to Depositor pursuant to Section
4.01(d)(iii)(C)(3) of
    the Series 1994-1 Supplement:
$_______________
    [item 96 - item 97]

Allocation of Subordinated Principal (VBC Component) Collections.

99. For the last day of the Collection Period only.
    A.        Investor Default Amount for such Collection
Period:$_______________
    B. Product of Investor Default Amount and VBC Allocation Percentage:$_______________
              [Item 99.A x item 17]
    C. Amount of Investor Finance Charge Collections allocated during the Collection Period on account of the Senior
              Investor Default Holdback Amount pursuant to
  Section
4.01(c)(iii)
              of the Series 1994-1 Supplement:
$_______________
    D.        Product of holdback and VBC Investor
Percentage:$_______________
              [item 99.C x item 15]
    E. Subordinated Principal (VBC Component) Collections to be
              reallocated on the last day of the Collection
Period pursuant
              to Section 4.01(d)(iv)(C)(1) of the 1994-1 Series Supplement:$_______________
              [item 99.B. - item 99.D, if positive]
100.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 74 - item 99.E.]
101. Unreimbursed VBC Investor Charge-Offs as of the preceding Distribution
Date:
$_______________
102. Principal Collections retained since commencement of Collection Period to reimburse unreimbursed VBC Investor
Charge-Offs:$_______________
103. Subordinated Principal (VBC Component) Collections to be retained pursuant to
    Section 4.01(d)(iv)(C)(2) of the Series 1994-1
Supplement:$_______________
    [item 101 - item 102]
104.          Remaining Subordinated Principal (VBC Component)
Collections:$_______________
    [item 100 - item 103]
105.          Deposit, if any, to Successor Servicer
Account:$_______________
106.          Remaining Subordinated Principal (VBC Component)
Collections to be
    distributed to Depositor pursuant to Section
4.01(d)(iv)(C)(3) of
    the Series 1994-1 Supplement:
$_______________
    [item 104 - item 105]


                        [End of Daily Report]